UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08673

DREYFUS INVESTMENT PORTFOLIOS
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

SSL-DOCS2 70128344v6

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Investment Portfolios,
Core Bond Portfolio

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Statement of Investments
16	Statement of Financial Futures
17	Statement of Options Written
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
35	Report of Independent Auditors
36	Important Tax Information
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios, Core Bond Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Investment Portfolios, Core Bond Portfolio covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

The bond market produced mixed results in 2003 as investor sentiment apparently shifted from pessimism at the start of the year toward a more optimistic outlook by year-end.As the U.S. economy gathered momentum, the more interest-rate-sensitive areas of the bond market began to retreat, and U.S. government securities finished the year with modestly positive total returns. On the other hand, the bond market’s more credit-sensitive areas generally benefited from the stronger economy, producing more robust gains for corporate bonds.

While recent economic developments suggest to us that interest rates are more likely to rise in 2004 than to fall further, we continue to believe that bonds deserve a prominent place in most investors’ portfolios. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2004

2

DISCUSSION OF PERFORMANCE

Gerald E. Thunelius, Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Investment Portfolios, Core Bond Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2003, the portfolio’s Initial shares achieved a total return of 7.27%, and its Service shares achieved a total return of 7.11%.1 The portfolio produced aggregate income dividends of $0.540 per share and $0.530 per share for its Initial and Service shares, respectively. In comparison, the Lehman Brothers U.S. Aggregate Index (the “Lehman Index”), the portfolio’s current benchmark index, and the Merrill Lynch U.S. Domestic Master Index (the “Merrill Lynch Index”), the fund’s previous benchmark index, produced total returns of 4.10 % and 4.12%, respectively, for the same period. 2,3

The portfolio produced higher returns than both the Lehman Index and the Merrill Lynch Index because of its emphasis on corporate bonds, which rebounded from relatively low price levels when investors generally became more comfortable assuming credit-related risks; inflation-protected securities, which benefited from the same view; and, to a lesser degree, the portfolio’s relatively light exposure to mortgage-backed securities during the month of July when refinancing activity peaked, causing an adverse effect on bond prices in this sector of the bond market.

What is the portfolio’s investment approach?

The portfolio seeks to maximize total return through both capital appreciation and current income.The portfolio invests at least 80% of its assets in bonds, including U.S.Treasury securities, U.S. government agency securities, corporate bonds, foreign bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks.The portfolio may invest up to 35% of its assets in bonds rated below investment-grade credit quality, also known as high-yield securities.

Our investment approach emphasizes:

  Fundamental economic analysis. Our review of U.S. economic conditions helps us establish the portfolio’s average duration, which is a measure of sensitivity to interest-rate changes. If interest rates

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

appear to be rising, we will generally reduce the portfolio’s average duration to keep cash available for the purchase of higher-yielding securities as they become available. If interest rates appear to be declining, we will generally increase the portfolio’s average duration to lock in prevailing yields.

  Sector allocation. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness based on prevailing and expected market and economic conditions.
  Security selection. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of their issuers.

What other factors influenced the portfolio’s performance?

Although rising geopolitical tensions, corporate scandals and a declining stock market had taken their toll on the U.S. economy, investors apparently grew more optimistic when 2003 began. Despite widespread uncertainty leading up to major combat operations in Iraq, corporate bond prices began to rebound during the first quarter of the year as investors seemed to recognize their value and looked forward to a possible economic recovery. In late March, many investors began to anticipate better business conditions for U.S. companies, and corporate bonds continued to rally.

In this environment, lower-rated corporate bonds generally produced higher returns than bonds with the highest credit ratings. This trend benefited the portfolio, which focused on the lower range of the investment-grade category. In addition, our security selection strategy helped support the portfolio’s returns. Early in the reporting period, we tended to emphasize bonds from issuers in the insurance, health care and cable television industries, while we maintained lighter than average positions in bonds from banks. Relatively small positions in high-yield bonds, convertible bonds, preferred stocks and, at times, Treasury Inflation Protected Securities (TIPS) also contributed positively to the portfolio’s performance.

After the Federal Reserve Board (the “Fed”) reduced interest rates in late June to 1%, a 45-year low, signs of stronger economic growth roiled the bond market, causing one of the most severe six-week declines in the market’s history.The portfolio successfully avoided the full brunt of the summer decline by maintaining a relatively short average duration and continuing to emphasize securities that tend to

4

be less sensitive to changing interest rates. Mortgage-backed securities were particularly hard-hit in July when mortgage-refinancing activity reached record levels.The portfolio held fewer mortgage-backed securities than its benchmark, which benefited its relative performance.

Although the market remained volatile through the remainder of the year, bond prices generally recovered as inflationary pressures remained benign and the Fed repeatedly reaffirmed its commitment to keeping short-term interest rates low “for a considerable period.”

What is the portfolio’s current strategy?

After their strong rally, corporate bonds reached price levels we considered fully valued. Accordingly, we recently have focused more on issuers that, in our judgment, enjoy strong cash flows and are willing to reduce their debt. In addition, because of the risk that stronger economic growth may lead to higher interest rates in 2004, we reduced the portfolio’s average duration to a range we consider shorter than average.We believe that these strategies should enable the portfolio to weather potential volatility as the bond market continues to adjust to a more robust economic environment.

January 15, 2004

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Core Bond Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

3	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. Domestic Master Index is an unmanaged performance benchmark composed of U.S.Treasury and agency, and mortgage and investment-grade corporate securities with maturities greater than or equal to one year.

The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Bond Portfolio Initial shares and Service shares with the Lehman Brothers U.S. Aggregate Index and the Merrill Lynch U.S. Domestic Master Index

Average Annual Total Returns as of 12/31/03
	Inception		From
	Date	1 Year	Inception

Initial shares	5/1/00	7.27%	7.40%
Service shares	5/1/00	7.11%	7.36%

6

The data for Service shares primarily represents the results of Initial shares. Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Core Bond Portfolio on 5/1/00 (inception date of Initial shares) to a $10,000 investment made in the Lehman
Brothers U.S.Aggregate Index (the “Lehman Index”) and the Merrill Lynch U.S. Domestic Master Index (the “Merrill
Lynch Index”) on that date.

On April 1, 2003, the portfolio’s benchmark was changed to the Lehman Brothers U.S.Aggregate Index from the Merrill Lynch U.S. Domestic Master Index because the Lehman Brothers U.S.Aggregate Index is a more widely used measure of taxable bond market performance. For comparative purposes, the value of the Lehman Index on 4/30/00 is used as the beginning value on 5/1/00.

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2003 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower.All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Lehman Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The Merrill Lynch Index is an unmanaged performance benchmark composed of U.S. government, mortgage and BBB or higher rated corporate securities with maturities greater than or equal to one year; U.S.Treasury securities in the Merrill Lynch Index must have par amounts outstanding greater than or equal to $1 billion and corporate and generic mortgage-backed securities $100 million per coupon.The indices do not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

STATEMENT OF INVESTMENTS

December 31, 2003

	Principal
Bonds and Notes—97.7%	Amount[a]	Value ($)

Aerospace & Defense—.8%
Boeing Capital,
Sr. Notes, 4.75%, 2008	279,000	288,119
General Dynamics,
Sr. Notes, 4.5%, 2010	378,000	386,894
		675,013
Agriculture—.8%
Altria,
Notes, 7%, 2013	415,000	443,512
Bunge Ltd. Finance,
Notes, 5.875%, 2013	315,000	319,388
		762,900
Airlines—.5%
American Airlines,
Pass-Through Ctfs., Ser. 1999-1, 7.024%, 2009	159,000	158,794
Continental Airlines,
Pass-Through Ctfs., Ser. 1998-1, Cl. A, 6.648%, 2017	130,026	127,116
Delta Air Lines,
Pass Through Ctfs., Ser. 2001-1, 7.111%, 2011	159,000	160,431
US Air,
Enhanced Equipment Notes, Ser. C, 8.93%, 2009	42,614 [b]	426
		446,767
Asset-Backed Ctfs./Credit Cards—.6%
MBNA Credit Card Master Note Trust,
Ser. 2002-C1, Cl. 1, 6.8%, 2014	525,000	571,682
Asset-Backed Ctfs./Home Equity Loans—.4%
Conseco Finance Securitizations:
Ser. 2000-D, Cl. A3, 7.89%, 2018	71	72
Ser. 2000-E, Cl. A5, 8.02%, 2031	268,358	277,399
The Money Store Home Equity Trust,
Ser. 1998-B, Cl. AF8, 6.11%, 2010	73,897	75,595
		353,066
Banking—1.3%
Dresdner Funding Trust I,
Bonds, 8.151%, 2031	265,000 [c]	303,387
Rabobank Capital Funding II,
Bonds, 5.26%, 2049	300,000 [c]	301,500
Sovereign Bancorp,
Sr. Notes, 10.5%, 2006	473,000	559,792
		1,164,679

8

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Commercial Mortgage Pass-Through Ctfs.—1.7%
CS First Boston Mortgage Securities,
Ser. 1998-C1, Cl. C, 6.78%, 2040	441,000	483,962
Chase Commerical Mortgage Securities,
Ser. 2001-245, Cl. A1, 5.974%, 2016	667,024 [c,d]	714,817
GS Mortgage Securities II,
Ser. 2001-LIBA, Cl. F, 6.733%, 2016	300,000 [c]	323,339
		1,522,118
Commercial Services—.9%
Cendant:
Notes, 6.25%, 2010	215,000	234,162
Notes, 7.125%, 2015	287,000	324,713
McKesson,
Notes, 7.75%, 2012	189,000	222,675
		781,550
Diversified Financial Services—3.8%
American Express,
Notes, 4.875%, 2013	416,000	417,665
Capital One Bank,
Sub. Notes, 6.5%, 2013	315,000	330,833
Farmers Exchange Capital,
Trust Surplus Note Securities, 7.05%, 2028	430,000 [c]	403,596
Ford Motor Credit:
Global Landmark Securities, 5.625%, 2008	679,000	697,776
Global Landmark Securities, 6.5%, 2007	275,000	293,140
GMAC,
Medium Term Notes, 2.41%, 2005	667,000 [d]	672,361
General Electric Capital:
Medium-Term Notes, Ser. A, 6.75%, 2032	214,000	237,711
Sr. Notes, Ser. A, 4.25%, 2010	369,000	367,718
		3,420,800
Electric Utilities—2.3%
Centerpoint Energy,
Sr. Notes, 3.75%, 2023	651,000 [c]	693,586
Duke Energy,
First Mortgage, 5.3%, 2015	722,000	733,129
Public Service Co. of Colorado,
First Collateral Trust Bonds, Ser. 12, 4.875%, 2013	403,000	403,564
SCANA,
Sr. Notes, 1.62%, 2006	271,000 [d]	271,108
		2,101,387

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

		Principal
Bonds and Notes (continued)		Amount[a]	Value ($)

Food & Beverages—.3%
Miller Brewing,
Notes, 4.25%, 2008		265,000 [c]	268,812
Foreign /Governmental—20.0%
Australia Government,
Bonds, Ser. 513, 6.5%, 2013	AUD	4,360,000	3,489,502
Canadian Government,
Bonds, 5.25%, 2013	CAD	2,446,000	1,976,741
Federal Republic of Brazil,
Bonds, 10.125%, 2027		880,000	937,200
New Zealand Government:
Bonds, Ser. 404, 8%, 2004	NZD	2,615,000	1,726,278
Bonds, Ser. 413, 6.5%, 2013	NZD	4,060,000	2,766,611
Republic of Argentina,
Gtd. Bonds, Ser. L-GP, 6%, 2023		5,478,000 [b]	2,766,390
Republic of Venezuela,
Bonds, 7%, 2018		880,000	683,320
Spain Letras del Tesoro
Bills, 0%, 06/18/2004	EUR	3,000,000	3,738,821
			18,084,863
Healthcare—2.0%
Bristol-Myers Squibb,
Notes, 5.75%, 2011		279,000	301,967
HCA:
Notes, 5.25%, 2008		328,000	334,631
Notes, 6.25%, 2013		192,000	196,872
Manor Care,
Gtd. Notes, 6.25%, 2013		328,000	347,270
Medco Health Solutions,
Sr. Notes, 7.25%, 2013		368,000	402,173
Wyeth,
Notes, 5.25%, 2013		193,000	196,819
			1,779,732
Manufacturing—1.6%
General Electric,
Notes, 5%, 2013		450,000	455,925
Tyco International:
Gtd. Notes, 5.8%, 2006		414,000	439,875
Sr. Conv. Debs., Ser. B, 3.125%, 2023		433,000	594,948
			1,490,748

10

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Media—2.6%
British Sky Broadcasting:
Gtd. Notes, 6.875%, 2009	186,000	209,057
Sr. Notes, 8.2%, 2009	298,000	355,256
COX Communications,
Notes, 6.75%, 2011	249,000	282,504
Clear Channel Communications,
Sr. Notes, 5%, 2012	400,000	402,242
Comcast,
Sr. Notes, 6.5%, 2015	418,000	454,623
InterActive,
Notes, 7%, 2013	327,000	361,154
Viacom,
Notes, 5.5%, 2033	317,000	296,248
		2,361,084
Mining & Metals—1.0%
Alcoa,
Notes, 6%, 2012	376,000	409,276
Placer Dome,
Debs., Ser. B, 8.5%, 2045	400,000	471,437
		880,713
Municipals—1.6%
Golden State Tobacco Securitization,
Bonds, 5.5%, 2018	318,000	328,523
Puerto Rico Highway & Transportation Authority,
Bonds, 5.5%, 2012	140,000	163,650
Salt River Project Agricultural Improvement,
Bonds, 5%, 2012	350,000	392,255
State of Connecticut,
Bonds, 5%, 2010	225,000	253,791
State of Maryland,
Bonds, 5%, 2011	300,000	339,054
		1,477,273
Oil & Gas—.1%
Petro-Canada,
Notes, 4%, 2013	141,000	130,487
Property-Casualty Insurance—.8%
Fund American Cos.,
Notes, 5.875%, 2013	235,000	238,274

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Property-Casualty Insurance (continued)
Liberty Mutual Insurance,
Notes, 7.875%, 2026	210,000 [c]	212,907
Markel,
Notes, 6.8%, 2013	193,000	203,933
Metlife,
Sr. Notes, 5.375%, 2012	105,000	108,311
		763,425
Real Estate Investment Trusts—.2%
New Plan Excel Realty Trust,
Sr. Notes, 6.875%, 2004	175,000	181,397
Residential Mortgage Pass-Through Ctfs.—4.6%
Ameriquest Mortgage Securities,
Ser. 2003-IA1, Cl. A4, 4.965%, 2033	1,000,000	1,000,000
Bank of America Mortgage Securities II,
Ser. 2003-1, Cl. B4, 5.25%, 2018	144,719 [c]	128,732
Chase Mortgage Finance:
Ser. 1999-S13, Cl. B4, 6.5%, 2014	178,817 [c]	177,047
Ser. 2003-S1, Cl. B3, 5.072%, 2018	337,637 [c]	299,864
Ser. 2003-S2, Cl. B3, 5%, 2018	265,733 [c]	228,212
Ser. 2003-S2, Cl. B4, 5%, 2018	131,375 [c]	95,943
Ser. 2003-S2, Cl. B5, 5%, 2018	266,668 [c]	89,120
Countrywide Home Loans:
Ser. 2001-9, Cl. B3, 6.75%, 2031	603,488 [c]	629,619
Ser. 2002-26, Cl. B3, 5.5%, 2017	190,380 [c]	176,901
Ser. 2003-15, Cl. B5, 4.874%, 2018	586,729 [c]	205,355
Residential Funding Mortgage Securities I:
Ser. 1999-S11, Cl. M3, 6.5%, 2029	708,850	737,062
Ser. 2001-S21, Cl. B2, 6.25%, 2016	103,709	101,282
Ser. 2003-S1, Cl. B1, 5%, 2018	290,999 [c]	255,125
		4,124,262
Retail—.3%
Saks,
Notes, 7%, 2013	11,158 [c]	11,437
Toys R US,
Notes, 7.875%, 2013	240,000	258,609
		270,046
Structured Index—5.4%
AB Svensk ExportKredit,
GSCI—ER Indexed Notes, 0%, 2008	2,630,000 [c,e]	2,595,021
DJ Trac-x
Credit Linked Trust Certificates, 6.05%, 2009	1,500,000 [c,f]	1,543,125

12

	Principal
Bonds and Notes (continued)	Amount[a]	Value ($)

Structured Index (continued)
Lehman Brothers TRAINS,
Ser. 2003-1, 8.666%, 2013	641,142 [c,f]	710,065
		4,848,211
Technology—.5%
IBM,
Sr. Notes, 4.75%, 2012	400,000	401,567
Telecommunications—2.3%
AT&T,
Sr. Notes, 8.5%, 2031	178,000	208,722
British Telecommunications,
Notes, 8.375%, 2010	191,000	232,803
France Telecom,
Notes, 9.0%, 2011	169,000	203,315
Qwest:
Bank Note, Ser. A, 6.50%, 2007	418,000 [d]	438,377
Bank Note, Ser. B, 6.95%, 2010	249,000 [d]	255,847
Sprint Capital,
Notes, 8.75%, 2032	406,000	481,318
Verizon Florida,
Debs., Ser. F, 6.125%, 2013	269,000	288,480
		2,108,862
U.S. Government—9.0%
U.S. Treasury Bonds,
5.375%, 2/15/2031	1,604,000	1,673,229
U.S. Treasury Notes,
3.25%, 5/31/2004	487,000	491,621
4.25%, 11/15/2013	5,084,000	5,079,983
7.5%, 2/15/2005	864,000	923,901
		8,168,734
U.S. Government Agencies—3.4%
Federal Home Loan Banks,
Bonds, 1.625%, 6/15/2005	3,040,000	3,041,712
U.S. Government Agencies/
Mortgage Backed—28.9%
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mortgage Participation Ctfs. REMIC,
(Interest Only Obligations):
Ser. 1999, Cl. PW, 7%, 8/15/2026	2,496 [g]	26
Ser. 2649, Cl. IU, 5%, 12/15/2021	4,700,092 [g]	720,509

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)

			Principal
Bonds and Notes (continued)			Amount	[a]	Value ($)

U.S. Government Agencies/
Mortgage Backed (continued)
Federal National Mortgage Association,
3%, 9/1/2017			227,743		232,500
6.2%, 1/1/2011			1,940,153		2,140,648
REMIC Trust, Gtd. Pass-Through Ctfs.,
(Interest Only Obligations):
Ser. 2002-82, Cl. IB, 5.5%, 1/25/2021			2,931,103	[g]	96,104
Ser. 2002-92, Cl. IA, 5.5%, 5/25/2031			1,153,129	[g]	78,467
Government National Mortgage Association I,
5.5%, 4/15/2033			2,224,802		2,264,964
6%			17,000,000	[h]	17,669,290
6.5%			1,875,000	[h]	1,976,363
Government National Mortgage Association II,
5%, 7/20/2030			55,769		55,600
6.5%, 7/20/2031-9/20/2031			641,792		675,884
7%, 7/20/2031			48,931		52,020
7.5%, 5/20/2031-8/20/2031			169,544		180,617
					26,142,992
Total Bonds and Notes
(cost $		86,787,967)			88,324,882

Preferred Stocks—.5%			Shares		Value ($)

Electric Utilities—.4%
BGE Capital Trust I,
Cum., $	1.55		12,822		336,321
Telecommunications—.1%
Motorola,
Cum. Conv., $3.50 (units)			3,253	[i]	139,930
Total Preferred Stocks
(cost $		483,200)			476,251

			Face Amount
			Covered by
Options—.1%			Contracts ($)		Value ($)

Call Options;
Interest Rate Swaption,
March 2004 @ 4.37%
(cost $		116,733)	6,990,000		49,990

14

Other Investments—20.9%			Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			6,299,334	[j]	6,299,334
Dreyfus Institutional Cash Advantage Plus Fund			6,299,333	[j]	6,299,333
Dreyfus Institutional Preferred Plus Money Market Fund			6,299,333	[j]	6,299,333
Total Other Investments
(cost $	18,898,000)				18,898,000

			Principal
Short-Term Investments—4.6%			Amount	[a]	Value ($)

U.S. Treasury Bills:
.92%, 1/02/2004			185,000		185,000
.99%, 1/15/2004			370,000	[k]	369,882
.83%, 2/12/2004			1,640,000		1,638,491
1.0%, 5/27/2004			1,966,000		1,958,942
Total Short-Term Investments
(cost $	4,151,196)				4,152,315

Total Investments (cost $		110,437,096)	123.8%		111,901,438
Liabilities, Less Cash and Receivables			(23.8%)		(21,533,008)
Net Assets			100.0%		90,368,430
a	Principal amount stated in U.S Dollars unless otherwise noted:
AUD—Australian Dollars
CAD—Canadian Dollars
EUR—Euro
NZD—New Zealand Dollars
b	Non-income producing—security in default.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2003, these securities amounted to $10,367,510 or 11.5% of net assets.

d	Variable rate security—interest rate subject to periodic change.
e	Security linked to Goldman Sachs Commodity Index—Excess Return.
f	Security linked to a portfolio of debt securities.
g	Notional face amount shown.
h	Purchased on a forward commitment basis.
i	Units represent a contract to purchase shares of common stock for $50 on November 16, 2004 and a senior note with a principal amount of $50.
j	Investments in affiliated money market mutual funds—See Note 3(d).
k	Partially held by a broker as collateral for open financial futures positions.

See notes to financial statements.

The Portfolio 15

STATEMENT OF FINANCIAL FUTURES

December 31, 2003

		Market Value		Unrealized
		Covered		(Depreciation)
	Contracts	by Contracts ($)	Expiration	at 12/31/2003 ($)

Financial Futures Short
90 Day Euro	85	20,877,063	September 2004	(10,571)
U.S. Treasury 2 Year Notes	60	12,842,813	March 2004	(15,396)
				(25,967)

See notes to financial statements.

16

STATEMENT OF OPTIONS WRITTEN

December 31, 2003

		Face Amount
		Covered by
		Contracts ($)	Value ($)

Call Options
Interest Rate Swaption,
March 2004 @ 3.87%
(Premiums received $	47,532)	6,990,000	7,160

See notes to financial statements.

The Portfolio 17

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		110,437,096	111,901,438
Receivable for investment securities sold			5,880,746
Dividends and interest receivable			724,567
Receivable for shares of Beneficial Interest subscribed			9,698
Prepaid expenses			701
			118,517,150

Liabilities ($):
Due to The Dreyfus Corporation and affiliates			37,359
Cash overdraft due to Custodian			2,128,603
Payable for investment securities purchased			25,457,634
Unrealized depreciation on forward
currency exchange contracts—Note 4			353,686
Payable for shares of Beneficial Interest redeemed			56,346
Unrealized depreciation on swaps—Note 4			40,062
Payable for futures variation margin—Note 4			29,263
Outstanding options written, at value (premiums
received	$47,532)—See Statement of Options Written		7,160
Payable for open swaps—Note 4			1,209
Accrued expenses			37,398
			28,148,720

Net Assets ( $)			90,368,430

Composition of Net Assets ($):
Paid-in capital			89,301,956
Accumulated undistributed investment income—net			141,616
Accumulated net realized gain (loss) on investments			(162,487)
Accumulated net unrealized appreciation (depreciation)
on investments, foreign currency transactions, options
transactions and swap transactions [including ($	25,967)
net unrealized (depreciation) on financial futures]			1,087,345

Net Assets ( $)			90,368,430

Net Asset Value Per Share
		Initial Shares	Service Shares

Net Assets ($)		31,912,164	58,456,266
Shares Outstanding		2,454,591	4,499,130

Net Asset Value Per Share ($)		13.00	12.99

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment Income ($):
Income:
Interest	3,643,126
Cash dividends	203,809
Total Income	3,846,935
Expenses:
Investment advisory fee—Note 3(a)	562,655
Distribution fees—Note 3(b)	148,239
Auditing fees	43,909
Custodian fees—Note 3(b)	37,965
Prospectus and shareholders’ reports	10,328
Shareholder servicing costs—Note 3(b)	4,906
Legal fees	3,533
Trustees’ fees and expenses—Note 3(c)	2,823
Interest expense—Note 2	1,199
Miscellaneous	12,082
Total Expenses	827,639
Less—waiver of fees due to undertaking—Note 3(a)	(103,364)
Net Expenses	724,275
Investment Income—Net	3,122,660

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	5,197,802
Short sale transactions	106,629
Net realized gain (loss) on options transactions	14,854
Net realized gain (loss) on financial futures	(849,847)
Net realized gain (loss) on swap tansactions	4,609
Net realized gain (loss) on forward currency exchange contracts	(335,890)
Net Realized Gain (Loss)	4,138,157
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions, options transactions and
swap transactions (including $96,783 net unrealized
appreciation on financial futures)	(776,013)
Net Realized and Unrealized Gain (Loss) on Investments	3,362,144
Net Increase in Net Assets Resulting from Operations	6,484,804

See notes to financial statements.

The Portfolio 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

Operations ($):
Investment income—net	3,122,660	3,816,929
Net realized gain (loss) on investments	4,138,157	(936,393)
Net unrealized appreciation
(depreciation) on investments	(776,013)	2,378,169
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,484,804	5,258,705

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(1,402,520)	(1,470,409)
Service shares	(2,383,575)	(2,466,828)
Net realized gain on investments:
Initial shares	(597,559)	—
Service shares	(1,099,916)	—
Total Dividends	(5,483,570)	(3,937,237)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	6,288,220	12,327,742
Service shares	7,180,294	35,038,710
Dividends reinvested:
Initial shares	2,000,079	1,470,409
Service shares	3,483,491	2,466,828
Cost of shares redeemed:
Initial shares	(10,583,514)	(7,264,010)
Service shares	(10,634,810)	(10,887,362)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(2,266,240)	33,152,317
Total Increase (Decrease) in Net Assets	(1,265,006)	34,473,785

Net Assets ($):
Beginning of Period	91,633,436	57,159,651
End of Period	90,368,430	91,633,436
Undistributed investment income—net	141,616	1,758

20

	Year Ended December 31,

	2003	2002

Capital Share Transactions:
Initial Shares
Shares sold	481,407	972,479
Shares issued for dividends reinvested	153,156	116,120
Shares redeemed	(806,182)	(573,670)
Net Increase (Decrease) in Shares Outstanding	(171,619)	514,929

Service Shares
Shares sold	548,807	2,762,297
Shares issued for dividends reinvested	267,062	194,898
Shares redeemed	(810,360)	(865,805)
Net Increase (Decrease) in Shares Outstanding	5,509	2,091,390

See notes to financial statements.

The Portfolio 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2003	2002	2001[a]	2000[b]

Per Share Data ($):
Net asset value, beginning of period	12.87	12.67	12.94	12.50
Investment Operations:
Investment income—net	.45[c]	.61[c]	.75[c]	.50
Net realized and unrealized
gain (loss) on investments	.47	.21	(.18)	.56
Total from Investment Operations	.92	.82	.57	1.06
Distributions:
Dividends from investment income—net	(.54)	(.62)	(.72)	(.50)
Dividends from net realized
gain on investments	(.25)	—	(.12)	(.12)
Total Distributions	(.79)	(.62)	(.84)	(.62)
Net asset value, end of period	13.00	12.87	12.67	12.94

Total Return (%)	7.27	6.70	4.55	8.61[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.72	.80	.80	.80[e]
Ratio of net investment income
to average net assets	3.39	4.82	5.71	6.24[e]
Decrease reflected in above expense
ratios due to undertakings
by The Dreyfus Corporation	—	—	.17	1.10[e]
Portfolio Turnover Rate	905.09[f]	653.12	654.39	953.66[d]

Net Assets, end of period ($ x 1,000)	31,912	33,810	26,744	12,048

a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 6.04% to 5.71%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.

b	From May 1, 2000 (commencement of operations) to December 31, 2000.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	The portfolio turnover rate excluding mortgage dollar roll transactions was 684.58%.

See notes to financial statements.

22

		Year Ended December 31,

Service Shares	2003	2002	2001[a]	2000[b]

Per Share Data ($):
Net asset value, beginning of period	12.87	12.66	12.93	12.93
Investment Operations:
Investment income—net	.43[c]	.62[c]	.70[c]	—
Net realized and unrealized
gain (loss) on investments	.47	.21	(.13)	—
Total from Investment Operations	.90	.83	.57	—
Distributions:
Dividends from investment income—net	(.53)	(.62)	(.72)	—
Dividends from net realized
gain on investments	(.25)	—	(.12)	—
Total Distributions	(.78)	(.62)	(.84)	—
Net asset value, end of period	12.99	12.87	12.66	12.93

Total Return (%)	7.11	6.78	4.46	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.80	.80	.80	—
Ratio of net investment income
to average net assets	3.29	4.82	5.77	—
Decrease reflected in above expense
ratios due to undertakings
by The Dreyfus Corporation	.17	.20	.35	—
Portfolio Turnover Rate	905.09[d]	653.12	654.39	953.66[e]

Net Assets, end of period ($ x 1,000)	58,456	57,823	30,416	1

a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 6.10% to 5.77%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.

b	The portfolio commenced offering Service shares on December 31, 2000.
c	Based on average shares outstanding at each month end.
d	The portfolio turnover rate excluding mortgage dollar roll transactions was 684.58%.
e	Not annualized.

See notes to financial statements.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Core Bond Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to maximize total return through capital appreciation and current income.The Dreyfus Corporation (the “Manager”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts) are valued

24

each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign with-

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

holding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company,if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $178,887 and unrealized appreciation $1,293,847. In addition, the fund had

26

$506,379 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2003 and December 31, 2002 were as follows: ordinary income $5,483,570 and $3,937,237, respectively.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $803,293, decreased accumulated net realized gain (loss) on investments by $775,635 and decreased paid-in capital by $27,658. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended December 31, 2003 was approximately $82,200, with a related weighted average annualized interest rate of 1.46%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .60 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

annual rate of .80 of 1% of the value of the average daily net assets of their class. During the period ended December 31, 2003, the Manager waived receipt of fees of $103,364, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2003, Service shares were charged $148,239 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $190 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $37,965 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio’s Statement of Investments. Management fees are not charged to these money market mutual funds. During the period ended December 31, 2003, the portfolio derived $121,255 in income from these investments, which is included in dividend income in the portfolio’s Statement of Operations.

28

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions, during the period ended December 31, 2003, of which $202,066,398 in purchases and $202,584,095 in sales were from dollar roll transactions:

	Purchases	Sales

Long transactions	829,389,176	836,877,964
Short sale transactions	12,014,189	12,120,818
Total	841,403,365	848,998,782

The portfolio may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the portfolio sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value.The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security.The portfolio would realize a gain if the price of the security declines between those dates.The portfolio’s long security positions serve as collateral for the open short positions. At December 31, 2003, there were no securities sold short outstanding.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the port-

The Portfolio 29

NOTES TO FINANCIAL STATEMENTS (continued)

folio recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2003, are set forth in the Statement of Financial Futures.

The portfolio may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument decreases between those dates.The following summarizes the portfolio’s call/put options written for the period ended December 31, 2003:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
December 31, 2002	—	—
Contracts written	13,980,000	116,733
Contracts closed	6,990,000	69,201	54,347	14,854
Contracts outstanding
December 31, 2003	6,990,000	47,532

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange

30

rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperfor-mance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2003:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($) Value ($)		(Depreciation) ($)

Purchases:
Japanese Yen,
expiring 3/31/2004	67,134,201	629,422	626,895	(2,527)
Sales:		Proceeds ($)
Australian Dollars,
expiring 3/4/2004	4,360,000	3,160,847	3,256,920	(96,073)
Canadian Dollars,
expiring 3/2/2004	1,223,000	935,802	941,783	(5,981)
Canadian Dollars,
expiring 3/4/2004	1,223,000	936,985	941,718	(4,733)
Euro, expiring 3/3/2004	1,500,000	1,795,620	1,884,150	(88,530)
Euro, expiring 3/4/2004	1,500,000	1,806,795	1,884,150	(77,355)
New Zealand Dollars,
expiring 3/3/2004	1,743,000	1,109,664	1,133,996	(24,332)
New Zealand Dollars,
expiring 3/4/2004	1,743,000	1,114,178	1,133,822	(19,644)
New Zealand Dollars,
expiring 3/5/2004	3,486,000	2,233,132	2,267,643	(34,511)
Total				(353,686)

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. The following summarizes credit default swaps entered into by the portfolio at December 31, 2003:

32

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (continued)

Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterpar-ties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At December 31, 2003, the cost of investments for federal income tax purposes was $110,610,248; accordingly, accumulated net unrealized appreciation on investments was $1,291,190, consisting of $1,978,795 gross unrealized appreciation and $687,605 and gross unrealized depreciation.

34

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Investment Portfolios, Core Bond Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Bond Portfolio at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2004

The Portfolio 35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates .84% of the ordinary dividends paid during the fiscal year ended December 31, 2003 as qualifying for the corporate dividends received deduction.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Lucy Wilson Benson (76)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps, Director
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Vice Chairperson
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 39

The Portfolio 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (67)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83

———————
Whitney I. Gerard (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 37

———————
Arthur A. Hartman (77)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates, Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 37

———————
George L. Perry (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
Other Board Memberships and Affiliations:
• State Farm Mutual Automobile Association, Director
• State Farm Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

38

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 58 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 81 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

The Portfolio 39

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

40

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

For More Information

Dreyfus
Investment Portfolios,
Core Bond Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 165AR1203

Dreyfus
Investment Portfolios,
Core Value Portfolio

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
23	Report of Independent Auditors
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Investment Portfolios, Core Value Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Investment Portfolios, Core Value Portfolio covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager,Valerie J. Sill.

Despite headwinds caused by economic and geopolitical uncertainty early in the year, stocks generally bounced back in 2003, with many stock market indexes generating their first full calendar year of gains since 1999. The combination of historically low interest rates, lower federal income tax rates, progress in the war on terrorism and above-trend economic growth during the second half of the year helped propel stock prices higher.

While stocks in general may no longer be priced as attractively as they were at the start of the year, we believe that market fundamentals remain favorable based on recent forecasts of continued economic growth. However, our optimism is tempered by the understanding that some companies, industries and market sectors always perform better than others.As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

January 15, 2004

2

DISCUSSION OF PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2003, Dreyfus Investment Portfolios, Core Value Portfolio produced total returns of 28.42% for its Initial shares and 28.14% for its Service shares.1 In comparison, the portfolio’s benchmark, the S&P 500/BARRA Value Index, produced a total return of 31.79% for the same period.2

After three years of negative results, stocks rebounded sharply during 2003, as uncertainty over Iraq eased and the U.S. economy began to recover.Although the portfolio participated in the market’s rise to a significant degree, it trailed its benchmark primarily because of its focus on higher-quality, value-oriented stocks at a time in which shares of more speculative growth companies provided better performance.

What is the portfolio’s investment approach?

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends.We also focus on a company’s relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the portfolio’s performance?

The stock market began the year weighed down by a persistently weak economy and uncertainty leading up to the war in Iraq. After it became clear that major combat would be over quickly, investor sentiment improved sharply.With interest rates near historic lows and new federal income tax cuts enacted by Congress, investors’ expectations of stronger economic growth grew. By the summer, more tangible signs of economic recovery had started to emerge, and during the third

The Portfolio

3

DISCUSSION OF PERFORMANCE (continued)

quarter of the year, the U.S. economy posted its highest level of growth in nearly 20 years.As a result, the stock market rally persisted through year-end.

The portfolio participated in the stock market rally to a significant degree. Positive returns were fueled by the portfolio’s investments in economically sensitive companies in the capital goods, financial services and technology groups. In these areas, the economic upturn benefited holdings such as Corning, which produces fiber optic cables, liquid crystal display screens and other technology components; and Deere & Co., which produces agricultural and construction equipment. Large brokerage firms, such as Goldman Sachs and Morgan Stanley, saw trading volume increase, money management fees strengthen and underwriting volume on new stock issues bounce back. Investors also began to anticipate a rebound in corporate capital spending, which benefited technology companies such as semiconductors giant Intel and global electronics leader Koninklijke (Royal) Philips Electronics.

A number of “special situations” also benefited the portfolio, such as the takeover of FleetBoston Financial by Bank of America and the turnaround at fast food giant McDonald’s, where new management boosted U.S. sales.

The portfolio’s returns relative to its benchmark suffered from not owning some of the better-performing stocks in the S&P 500/BARRA Value Index. For example, the portfolio held few of the lower-quality technology companies that led the market’s advance. Instead, we chose to emphasize larger, stable growth technology leaders. For example, Microsoft is one of the portfolio’s top ten holdings, but the company’s stock did not participate in the rally because its growth rate lagged that of smaller, less seasoned businesses. From our value-oriented perspective, we regard Microsoft as an attractively valued stock trading at the low end of its five-year price range. In addition, we believe that Microsoft is likely to attract interest later in the economic cycle where investors have historically turned toward companies with a demonstrated ability to produce stable earnings in a variety of economic climates.

4

What is the portfolio’s current strategy?

We have continued to emphasize companies, such as Microsoft and Nokia, ADR, that have produced solid profits but lackluster market gains in recent times. In our view, such companies should perform well when investors begin to appreciate their high-quality earnings and attractive valuations. In addition, we believe that many brokerage companies and manufacturers can continue to benefit significantly from further economic recovery in 2004.

The portfolio’s strategy is to invest in large capitalization value stocks that possess strong business fundamentals and have a catalyst in place to generate capital appreciation. Several pharmaceutical stocks such as Pfizer and Johnson & Johnson appear to fit that description.They have performed poorly because investors believed that their earnings growth in the coming years will weaken as patents on some of their larger products expire. However, we believe that these companies’ stock prices sufficiently reflect these concerns, and their stocks could rise as they introduce new products.

January 15, 2004

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Core Value Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor’s 500 Composite Price Index (“S&P 500 Index”) that have low price-to-book ratios.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio

5

PORTFOLIO PERFORMANCE

Average Annual Total Returns	as of 12/31/03
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/98	28.42%	5.30%	3.60%
Service shares	5/1/98	28.14%	5.24%	3.55%

The data for Service shares primarily represents the results of Initial shares.Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Core Value Portfolio on 5/1/98 (inception date of Initial shares) to a $10,000 investment made in the Standard & Poor’s 500/BARRA Value Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2003 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower.All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio

7

STATEMENT OF INVESTMENTS

December 31, 2003

Common Stocks—97.2%	Shares	Value ($)

Appliances & Household Durables—.7%
Sony, ADR	16,000	554,720
Banking—12.7%
American Express	20,500	988,715
Bank of America	13,600	1,093,848
Citigroup	73,100	3,548,274
Comerica	7,300	409,238
Fannie Mae	11,500	863,190
FleetBoston Financial	34,406	1,501,822
U.S. Bancorp	38,700	1,152,486
		9,557,573
Basic Industries—2.2%
Alcoa	26,000	988,000
International Paper	15,000	646,650
		1,634,650
Beverages & Tobacco—.7%
Altria	10,300	560,526
Brokerage—12.1%
Bear Stearns Cos.	4,600	367,770
Goldman Sachs	23,400	2,310,282
J.P. Morgan Chase & Co	42,000	1,542,660
Lehman Brothers Holdings	15,500	1,196,910
Merrill Lynch & Co	31,500	1,847,475
Morgan Stanley	31,400	1,817,118
		9,082,215
Capital Goods—15.2%
Corning	80,400 [a]	838,572
Deere & Co	21,900	1,424,595
Eaton	8,700	939,426
Emerson Electric	12,800	828,800
Nokia, ADR	80,200	1,363,400
Pitney Bowes	10,900	442,758
Rockwell Collins	15,500	465,465
STMicroelectronics (New York Shares)	25,300	683,353
Telefonaktiebolaget LM Ericssson, ADR	55,200 [a]	977,040

8

Common Stocks (continued)	Shares	Value ($)

Capital Goods (continued)
United Technologies	20,800	1,971,216
Xerox	107,500 [a]	1,483,500
		11,418,125
Consumer Durables—3.4%
Black & Decker	7,700	379,764
Koninklijke (Royal) Philips Electronics (New York Shares)	74,900	2,178,841
		2,558,605
Consumer Non-Durables—1.5%
Jones Apparel Group	22,200	782,106
Kimberly-Clark	6,200	366,358
		1,148,464
Consumer Services—12.6%
Abercrombie & Fitch, Cl. A	12,100 [a]	298,991
Brinker International	10,900 [a]	361,444
Gannett	8,400	748,944
Interrepublic Group of Companies	24,300	379,080
Knight-Ridder	6,800	526,116
Kroger Co	19,800 [a]	366,498
Liberty Media, Cl. A	159,064 [a]	1,891,271
Limited Brands	40,700	733,821
McDonald’s	72,300	1,795,209
Safeway	30,200 [a]	661,682
Viacom, Cl. B	38,800	1,721,944
		9,485,000
Data Processing—1.5%
Automatic Data Processing	28,100	1,113,041
Energy—8.6%
Anadarko Petroleum	15,000	765,150
Apache	4,800	389,280
BP, ADR	20,400	1,006,740
Exxon Mobil	61,404	2,517,564
Royal Dutch Petroleum (New York Shares)	15,300	801,567
Schlumberger	18,800	1,028,736
		6,509,037

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care—6.3%
Baxter International	37,900	1,156,708
Becton, Dickinson & Co	18,300	752,862
Johnson & Johnson	13,700	707,742
McKesson	20,200	649,632
Pfizer	26,320	929,886
Wyeth	12,600	534,870
		4,731,700
Insurance—6.7%
Allstate	31,800	1,368,036
American International Group	20,896	1,384,987
Hartford Financial Services Group	6,500	383,695
Marsh & McLennan Companies	13,400	641,726
Principal Financial Group	18,300	605,181
Travelers Property Casualty, Cl. A	39,000	654,420
		5,038,045
Technology—9.3%
Cadence Design Systems	61,400 [a]	1,103,972
Comverse Technology	33,100 [a]	582,229
Intel	37,200	1,197,840
International Business Machines	8,500	787,780
Microsoft	84,200	2,318,868
Sungard Data Systems	13,400 [a]	371,314
3COM	35,900 [a]	293,303
Tellabs	42,300 [a]	356,589
		7,011,895
Telecommunications—1.3%
Sprint (FON Group)	27,000	443,340
Sprint (PCS Group)	98,100 [a]	551,322
		994,662
Transportation—1.2%
Union Pacific	12,700	882,396
Utilities—1.2%
Verizon Communications	26,150	917,342
Total Common Stocks
(cost $60,968,146)		73,197,996

10

Preferred Stocks—1.4%	Shares	Value ($)

Consumer Services;
News Corp, ADR
(cost $730,692)	33,850	1,023,962

			Principal
Short-Term Investments—.7%			Amount ($)	Value ($)

Agency Discount Note;
Federal Farm Credit Bank,
.75%, 1/2/2004
(cost $	568,988)		569,000	568,988

Total Investments (cost $		62,267,826)	99.3%	74,790,946
Cash and Receivables (Net)			.7%	499,886
Net Assets			100.0%	75,290,832

a Non-income producing.

See notes to financial statements.

The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	62,267,826	74,790,946
Cash		22,178
Receivable for investment securities sold		1,062,256
Dividends and interest receivable		96,279
Receivable for shares of Beneficial Interest subscribed		30,446
		76,002,105

Liabilities ($):
Due to The Dreyfus Corporation and affiliates		54,612
Payable for investment securities purchased		605,597
Payable for shares of Beneficial Interest redeemed		13,530
Accrued expenses		37,534
		711,273

Net Assets ( $)		75,290,832

Composition of Net Assets ($):
Paid-in capital		74,872,683
Accumulated undistributed investment income—net		291,633
Accumulated net realized gain (loss) on investments		(12,396,604)
Accumulated net unrealized appreciation
(depreciation) on investments		12,523,120

Net Assets ( $)		75,290,832
Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	31,812,398	43,478,434
Shares Outstanding	2,259,062	3,087,204

Net Asset Value Per Share ($)	14.08	14.08

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment Income ( $):
Income:
Cash dividends (net of $22,964 foreign taxes withheld at source)	1,183,938
Interest	19,680
Total Income	1,203,618
Expenses:
Investment advisory fee—Note 3(a)	491,092
Distribution fees—Note 3(b)	93,685
Professional fees	33,700
Prospectus and shareholders’ reports	10,830
Custodian fees—Note 3(b)	10,592
Shareholder servicing costs—Note 3(b)	6,604
Trustees’ fees and expenses—Note 3(c)	2,110
Miscellaneous	3,738
Total Expenses	652,351
Less—waiver of fees due to undertaking—Note 3(a)	(38,657)
Net Expenses	613,694
Investment Income—Net	589,924

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(114,806)
Net unrealized appreciation (depreciation) on investments	16,325,293
Net Realized and Unrealized Gain (Loss) on Investments	16,210,487
Net Increase in Net Assets Resulting from Operations	16,800,411

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

Operations ($):
Investment income—net	589,924	416,814
Net realized gain (loss) on investments	(114,806)	(11,139,001)
Net unrealized appreciation
(depreciation) on investments	16,325,293	(6,808,564)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,800,411	(17,530,751)

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(248,220)	(281,596)
Service shares	(280,034)	(230,189)
Total Dividends	(528,254)	(511,785)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	3,235,592	6,631,731
Service shares	4,692,054	22,995,663
Dividends reinvested:
Initial shares	248,220	281,596
Service shares	280,034	230,189
Cost of shares redeemed:
Initial shares	(5,890,089)	(7,854,362)
Service shares	(4,327,722)	(2,525,634)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,761,911)	19,759,183
Total Increase (Decrease) in Net Assets	14,510,246	1,716,647

Net Assets ($):
Beginning of Period	60,780,586	59,063,939
End of Period	75,290,832	60,780,586
Undistributed investment income—net	291,633	228,180

14

	Year Ended December 31,

	2003	2002

Capital Share Transactions:
Initial Shares
Shares sold	261,379	507,506
Shares issued for dividends reinvested	19,911	21,783
Shares redeemed	(495,176)	(642,363)
Net Increase (Decrease) in Shares Outstanding	(213,886)	(113,074)

Service Shares
Shares sold	404,335	1,741,452
Shares issued for dividends reinvested	22,857	17,931
Shares redeemed	(360,864)	(214,858)
Net Increase (Decrease) in Shares Outstanding	66,328	1,544,525

See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.
		Year Ended December 31,

Initial Shares	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	11.06	14.54	15.10	13.97	11.72
Investment Operations:
Investment income—net[a]	.12	.09	.12	.17	.07
Net realized and unrealized
gain (loss) on investments	3.01	(3.46)	(.45)	1.50	2.24
Total from Investment Operations	3.13	(3.37)	(.33)	1.67	2.31
Distributions:
Dividends from investment income—net	(.11)	(.11)	(.01)	(.16)	(.06)
Dividends from net realized
gain on investments	—	—	(.22)	(.38)	—
Total Distributions	(.11)	(.11)	(.23)	(.54)	(.06)
Net asset value, end of period	14.08	11.06	14.54	15.10	13.97

Total Return (%)	28.42	(23.29)	(2.08)	12.06	19.73

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.85	.88	.96	.97	1.00
Ratio of net investment income
to average net assets	.99	.69	.83	1.19	.56
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	—	—	.02	.07	.50
Portfolio Turnover Rate	55.90	65.72	65.13	110.74	97.14

Net Assets, end of period ($ x 1,000)	31,812	27,354	37,595	23,897	15,343

a Based on average shares outstanding at each month end.

See notes to financial statements.

16

		Year Ended December 31,

Service Shares	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	11.07	14.54	15.09	15.09
Investment Operations:
Investment income—net	.10[b]	.08[b]	.08[b]	—
Net realized and unrealized
gain (loss) on investments	3.00	(3.45)	(.40)	—
Total from Investment Operations	3.10	(3.37)	(.32)	—
Distributions:
Dividends from investment income—net	(.09)	(.10)	(.01)	—
Dividends from net realized
gain on investments	—	—	(.22)	—
Total Distributions	(.09)	(.10)	(.23)	—
Net asset value, end of period	14.08	11.07	14.54	15.09

Total Return (%)	28.14	(23.31)	(2.08)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.00	1.00	1.00	—
Ratio of net investment income
to average net assets	.84	.62	.61	—
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.10	.13	.27	—
Portfolio Turnover Rate	55.90	65.72	65.13	110.74

Net Assets, end of period ($ x 1,000)	43,478	33,426	21,469	1

a The portfolio commenced offering Service shares on December 31, 2000. b Based on average shares outstanding at each month end.

See notes to financial statements.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering nine series, including the Core Value Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide long-term capital growth.The Dreyfus Corporation (the “Manager”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

18

sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $410 during the period ended December 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Portfolio

19

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $291,633, accumulated capital losses $12,152,981 and unrealized appreciation $12,279,497.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $512,304 of the carryover expires in fiscal 2009, $10,101,121 expires in fiscal 2010 and $1,539,556 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2003 and December 31, 2002 were as follows: ordinary income $528,254 and $511,785, respectively.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $1,783 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2003, the portfolio did not borrow under the line of credit.

20

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2003, the Manager waived receipt of fees of $38,657, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2003, Service shares were charged $93,685 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $199 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $10,592 pursuant to the custody agreement.

The Portfolio

21

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2003, amounted to $35,474,700 and $37,106,304, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $62,511,449; accordingly, accumulated net unrealized appreciation on investments was $12,279,497, consisting of $12,955,168 gross unrealized appreciation and $675,671 gross unrealized depreciation.

22

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2004

The Portfolio 23

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2003 as qualifying for the corporate dividends received deduction.

24

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Lucy Wilson Benson (76)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps, Director
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Vice Chairperson
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 39

The Portfolio 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (67)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83

———————
Whitney I. Gerard (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 37

———————
Arthur A. Hartman (77)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates, Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 37

———————
George L. Perry (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
Other Board Memberships and Affiliations:
• State Farm Mutual Automobile Association, Director
• State Farm Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

26

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 58 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 81 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

The Portfolio

27

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

28

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

For More Information

Dreyfus
Investment Portfolios,
Core Value Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 172AR1203

Dreyfus
Investment Portfolios,
Emerging Leaders
Portfolio

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
21	Report of Independent Auditors
22	Board Members Information
24	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Portfolio

Dreyfus Investment Portfolios, Emerging Leaders Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

Despite headwinds caused by economic and geopolitical uncertainty early in the year, stocks generally bounced back in 2003, with many stock market indexes generating their first full calendar year of gains since 1999. The combination of historically low interest rates, lower federal income tax rates, progress in the war on terrorism and above-trend economic growth during the second half of the year helped propel stock prices higher.

While stocks in general may no longer be priced as attractively as they were at the start of the year, we believe that market fundamentals remain favorable based on recent forecasts of continued economic growth. However, our optimism is tempered by the understanding that some companies, industries and market sectors always perform better than oth-ers.As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

January 15, 2004

2

DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Investment Portfolios, Emerging Leaders Portfolio perform relative to its benchmark?

For the 12-month period ended December 31,2003,Dreyfus Investment Portfolios, Emerging Leaders Portfolio produced total returns of 47.61% for its Initial shares and 47.16% for its Service shares.1This compares with a total return of 47.25% for the portfolio’s benchmark, the Russell 2000 Index (the “Index”), for the same period.2

We attribute the portfolio’s gains to a positive shift in investor sentiment, which was bolstered by the successful conclusion of major combat operations in Iraq and mounting evidence of stronger global economic growth. These conditions led to a sharp recovery in stock prices that began in March 2003 and persisted through the end of the reporting period. Gains proved especially strong among small-cap stocks, where the portfolio invests to find its most attractive investment opportunities.The portfolio roughly matched the Index’s returns due to particularly good stock selections in the producer durables, consumer discretionary, utilities and health care groups, which made up for slightly weaker returns than the benchmark in the areas of energy and technology.

What is the portfolio’s investment approach?

The portfolio seeks capital growth by investing in a diversified group of companies that we believe are emerging leaders in their respective indus-tries.The companies in which we invest offer products, processes or services that we believe enhance their prospects for future earnings or revenue growth. Using fundamental research, we look for stocks with dominant positions in major product lines, sustained records of achievement and strong balance sheets. We also base investment decisions on the expected impact of changes in a company’s management or organizational structure.

Our investment approach targets growth-oriented stocks (those companies with earnings that are expected to grow faster than the overall

The Portfolio

3

DISCUSSION OF PERFORMANCE (continued)

market), value-oriented stocks (those that appear underpriced according to a number of financial measurements) and stocks that exhibit both growth and value characteristics. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the portfolio’s performance?

In light of accumulating evidence of accelerating economic growth in the United States and around the world, we positioned the portfolio to benefit from rising demand for industrial supplies and materials. This strategy proved successful in the producer durables sector, where we established an overweighted position and share prices appreciated signif-icantly.The portfolio’s returns were enhanced to an even greater degree by targeting companies and industries within the producer durables area that we believed offered the greatest exposure to the improving economy. These included companies leveraged to the home building boom, such as residential builders Toll Brothers; construction equipment producers positioned to benefit from increasing capital expenditures in mining,such as Joy Global and Terex; and enterprises supporting the build-out of cable/telecom infrastructure, such as MasTec.

The portfolio also benefited from good individual stock selections in the consumer discretionary, utilities and health care areas.Top consumer discretionary performers included specialty retailers such as Hot Topic;gam-ing companies such as Station Casinos; and educational services providers such as DeVry. Among utilities, the portfolio derived particularly strong gains from its position in Time Warner Telecom,a broadband business services provider, which increased more than three-fold on the basis of its rapid expansion in metropolitan New York City. Finally, in health care, the portfolio emphasized service companies such as Mariner Health Care and drug development companies such as Inspire Pharmaceutical that provided strong returns.

Returns were more modest than the benchmark in the energy and technology groups. Despite the lack of exploration success and limited domestic supplies of oil and natural gas, the energy exploration and production stocks that the portfolio emphasized did not rise

4

substantially until the final months of the reporting period. In technology, investors generally favored previously beaten-down, smaller stocks with weak underlying business fundamentals. Because our disciplined stock selection process avoids such stocks, the portfolio held fewer of the market’s best performers than the benchmark.

What is the portfolio’s current strategy?

As of the end of 2003,we remain encouraged by continuing signs of economic growth.We expect the movement in investor psychology to continue, moving from the mortgage refinancing-led financial and consumer binge, and respective sector overvaluation, to the industrial side of the ledger.We continue to emphasize investments that we believe are positioned to benefit from rising levels of industrial activity and corporate capital spending.In particular,at the end of the reporting period the portfolio held relatively overweighted positions in the energy, producer durables, materials and processing and technology areas. On the other hand, we have de-emphasized consumer discretionary and financial services stocks, where we believe margins have peaked and where their p/e multiples may contract as interest rates rise.

January 15, 2004

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Emerging Leaders Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Portfolio

5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Emerging Leaders Portfolio Initial shares and Service shares and the Russell 2000 Index

Average Annual Total Returns	as of 12/31/03
	Inception		From
	Date	1 Year	Inception

Initial shares	12/15/99	47.61%	15.96%
Service shares	12/15/99	47.16%	15.78%
The data for Service shares primarily represents the results of Initial shares.Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
  Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment

Portfolios, Emerging Leaders Portfolio on 12/15/99 (inception date of Initial shares) to a $10,000 investment made in the Russell 2000 Index (the “Index”) on that date. For comparative purposes, the value of the Index on 11/30/99 is used as the beginning value on 12/15/99.

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25%
annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2003 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the
3,000 largest U.S. companies based on total market capitalization.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

STATEMENT OF INVESTMENTS

December 31, 2003

Common Stocks—99.0%	Shares	Value ($)

Autos & Transports—4.3%
American Axle & Manufacturing	13,000 [a]	525,460
Hub, Cl. A	22,500 [a]	484,650
Wabtec	30,000	511,200
		1,521,310
Consumer—16.0%
American Italian Pasta, Cl. A	10,500 [a]	439,950
Cott	18,500 [a]	518,185
DeVry	20,000 [a]	502,600
Emmis Communications, Cl. A	20,000 [a]	541,000
Entercom Communications	10,500 [a]	556,080
Fossil	18,500 [a]	518,185
Hot Topic	16,500 [a]	486,090
Linens ‘n Things	16,300 [a]	490,304
Mandalay Resort	12,500	559,000
The Sports Authority	13,000 [a]	499,200
Wild Oats Markets	45,000 [a]	581,850
		5,692,444
Energy—6.1%
McMoRan Exploration	28,000 [a]	525,000
Rowan Cos.	18,000 [a]	417,060
Superior Energy Services	40,000 [a]	376,000
Tom Brown	14,500 [a]	467,625
Unit	16,500 [a]	388,575
		2,174,260
Financial Services—18.6%
Arch Capital Group	11,500 [a]	458,390
Doral Financial	12,000	387,360
First Marblehead	6,700	146,596
GATX	18,500	517,630
Global Payments	12,000	565,440
Investors Financial Services	13,500	518,535
Max Re Capital	20,000	448,800
Montpelier Re Holdings	12,500	458,750
National Financial Partners	17,000	468,350
Nelnet, Cl. A	22,000	492,800
Seacoast Financial Services	20,000	548,200
Texas Regional Bancshares, Cl. A	13,000	481,000

8

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
W Holding Co.	32,130	597,939
Webster Financial	11,000	504,460
		6,594,250
Health Care—12.7%
Andrx	21,500 [a]	516,860
Apria Healthcare Group	13,500 [a]	384,345
Cypress Bioscience	42,000 [a]	636,300
Dade Behring	13,500 [a]	482,490
Mariner Health Care	28,500 [a]	630,563
Renal Care Group	13,000 [a]	535,600
Techne	11,500 [a]	434,470
Telik	20,000 [a]	460,200
Vicuron Pharmaceuticals	23,500 [a]	438,275
		4,519,103
Materials & Processing—10.3%
Agnico-Eagle Mines	33,000	398,310
Airgas	22,000	472,560
Allegheny Technologies	55,000	727,100
Crown	53,500 [a]	484,710
First Quantum Minerals	47,000 [a]	510,530
OM Group	20,000 [a]	523,800
Olin	27,500	551,650
		3,668,660
Producer Durables—10.2%
AGCO	20,000 [a]	402,800
IMPCO Technologies	60,000 [a]	523,200
Joy Global	25,000	653,750
Terex	18,500 [a]	526,880
URS	20,000 [a]	500,200
United Defense Industries	14,000 [a]	446,320
Universal Compression	21,000 [a]	549,360
		3,602,510
Technology—16.0%
ATMI	20,000 [a]	462,800
Altiris	15,000 [a]	547,200
Ask Jeeves	27,500 [a]	498,300
Brooks Automation	24,000 [a]	580,080

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)			Shares	Value ($)

Technology (continued)
Exar			27,500 [a]	469,700
Integrated Circuit Systems			12,000 [a]	341,880
Micrel			27,500 [a]	428,450
MicroStrategy, Cl. A			10,000 [a]	524,800
ON Semiconductor			77,500 [a]	499,875
Packeteer			27,500 [a]	466,950
Plexus			25,000 [a]	429,250
Skyworks Solutions			47,500 [a]	413,250
				5,662,535
Utilities—4.8%
El Paso Electric			30,000 [a]	400,500
Time Warner Telecom, Cl. A			41,300 [a]	418,369
Westar Energy			21,000	425,250
Western Gas Resources			9,500	448,875
				1,692,994
Total Common Stocks
(cost $	26,717,661)			35,128,066

Other Investments—2.1%

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			248,000 [b]	248,000
Dreyfus Institutional Cash Advantage Plus Fund			248,000 [b]	248,000
Dreyfus Institutional Preferred Plus Money Market Fund			248,000 [b]	248,000
Total Other Investments
(cost $	744,000)			744,000

Total Investments (cost $		27,461,661)	101.1%	35,872,066
Liabilities, Less Cash and Receivables			(1.1%)	(372,856)
Net Assets			100.0%	35,499,210

a Non-income producing. b Investments in affiliated money market mutual funds—See Note 3(d). See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	27,461,661	35,872,066
Dividends receivable		14,633
Prepaid expenses		425
		35,887,124

Liabilities ($):
Due to The Dreyfus Corporation and affiliates		30,653
Cash overdraft due to Custodian		12,922
Payable for investment securities purchased		287,954
Payable for shares of Beneficial Interest redeemed		11,779
Accrued expenses		44,606
		387,914

Net Assets ( $)		35,499,210

Composition of Net Assets ($):
Paid-in capital		27,952,285
Accumulated net realized gain (loss) on investments		(863,480)
Accumulated net unrealized appreciation
(depreciation) on investments		8,410,405

Net Assets ( $)		35,499,210

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	19,102,270	16,396,940
Shares Outstanding	871,419	752,789

Net Asset Value Per Share ($)	21.92	21.78

See notes to financial statements.

The Portfolio 11

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment Income ( $):
Income:
Cash dividends (net of $9 foreign taxes withheld at source)	127,708
Interest	397
Total Income	128,105
Expenses:
Investment advisory fee—Note 3(a)	237,215
Auditing fees	39,750
Distribution fees—Note 3(b)	31,380
Prospectus and shareholders’ reports	15,711
Custodian fees—Note 3(b)	4,730
Shareholder servicing costs—Note 3(b)	2,665
Legal fees	1,724
Trustees’ fees and expenses—Note 3(c)	1,192
Miscellaneous	1,484
Total Expenses	335,851
Investment (Loss)—Net	(207,746)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,949,513
Net unrealized appreciation (depreciation) on investments	7,884,637
Net Realized and Unrealized Gain (Loss) on Investments	10,834,150
Net Increase in Net Assets Resulting from Operations	10,626,404

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

Operations ($):
Investment (loss)—net	(207,746)	(134,613)
Net realized gain (loss) on investments	2,949,513	(2,725,341)
Net unrealized appreciation
(depreciation) on investments	7,884,637	(2,551,899)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,626,404	(5,411,853)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	5,205,309	7,099,782
Service shares	4,353,641	8,328,068
Cost of shares redeemed:
Initial shares	(3,417,162)	(5,168,938)
Service shares	(2,677,236)	(1,476,905)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	3,464,552	8,782,007
Total Increase (Decrease) in Net Assets	14,090,956	3,370,154

Net Assets ($):
Beginning of Period	21,408,254	18,038,100
End of Period	35,499,210	21,408,254

Capital Share Transactions (Shares):
Initial Shares
Shares sold	279,542	404,268
Shares redeemed	(201,434)	(329,243)
Net Increase (Decrease) in Shares Outstanding	78,108	75,025

Service Shares
Shares sold	254,915	493,678
Shares redeemed	(153,108)	(98,214)
Net Increase (Decrease) in Shares Outstanding	101,807	395,464

See notes to financial statements.

The Portfolio 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio's financial statements.
		Year Ended December 31,

Initial Shares	2003	2002	2001	2000	1999[a]

Per Share Data ($):
Net asset value, beginning of period	14.85	18.53	17.05	13.44	12.50
Investment Operations:
Investment income (loss)—net[b]	(.12)	(.09)	(.08)	(.09)	.01
Net realized and unrealized
gain (loss) on investments	7.19	(3.59)	1.57	4.30	.93
Total from Investment Operations	7.07	(3.68)	1.49	4.21	.94
Distributions:
Dividends from investment income—net	—	—	—	(.01)	—
Dividends from net realized
gain on investments	—	—	(.01)	(.59)	—
Total Distributions	—	—	(.01)	(.60)	—
Net asset value, end of period	21.92	14.85	18.53	17.05	13.44

Total Return (%)	47.61	(19.86)	8.74	31.70	7.52[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.15	1.17	1.46	1.50	.07[c]
Ratio of net investment income
(loss) to average net assets	(.67)	(.51)	(.44)	(.59)	.04[c]
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	—	—	.16	.70	1.25[c]
Portfolio Turnover Rate	111.28	127.24	175.21	234.94	1.79[c]

Net Assets, end of period ($ x 1,000)	19,102	11,777	13,308	5,902	2,150

14

a From December 15, 1999 (commencement of operations) to December 31, 1999.
b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

		Year Ended December 31,

Service Shares	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	14.79	18.51	17.05	17.05
Investment Operations:
Investment (loss)—net	(.16)[b]	(.13)[b]	(.08)[b]	—
Net realized and unrealized
gain (loss) on investments	7.15	(3.59)	1.55	—
Total from Investment Operations	6.99	(3.72)	1.47	—
Distributions:
Dividends from net realized
gain on investments	—	—	(.01)	—
Net asset value, end of period	21.78	14.79	18.51	17.05

Total Return (%)	47.16	(20.04)	8.62	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.41	1.43	1.50	—
Ratio of net investment (loss)
to average net assets	(.92)	(.79)	(.49)	—
Decrease reflected in above
expense ratios due to undertakings
by The Dreyfus Corporation	—	—	.30	—
Portfolio Turnover Rate	111.28	127.24	175.21	234.94

Net Assets, end of period ($ x 1,000)	16,397	9,631	4,730	1

a The portfolio commenced offering Service shares on December 31, 2000 b Based on average shares outstanding at each month end.

See notes to financial statements.

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering nine series, including the Emerging Leaders Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide capital growth.The Dreyfus Corporation (the “Manager”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003,

16

the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $853,007 and unrealized appreciation $8,399,932.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, the carryover expires in fiscal 2010.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $207,746 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2003, the portfolio did not borrow under the line of credit.

NOTE 3-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2003, there was no expense reimbursement pursuant to the undertaking.

18

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2003, Service shares were charged $31,380 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $122 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $4,730 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market mutual funds as shown in the portfolio’s Statement of Investments. Management fees are not charged to these money market mutual funds. During the period ended December 31, 2003, the portfolio derived $10,965 in income from these investments, which is included in dividend income in the portfolio’s Statement of Operations.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2003, amounted to $31,711,637 and $28,403,967 respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $27,472,134; accordingly, accumulated net unrealized appreciation on investments was $8,399,932, consisting of $8,683,372 gross unrealized appreciation and $283,440 gross unrealized depreciation.

20

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Emerging Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Emerging Leaders Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Emerging Leaders Portfolio at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2004

The Portfolio 21

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Lucy Wilson Benson (76)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps, Director
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Vice Chairperson
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 39

22

David W. Burke (67)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83

———————
Whitney I. Gerard (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 37

———————
Arthur A. Hartman (77)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates, Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 37

———————
George L. Perry (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
Other Board Memberships and Affiliations:
• State Farm Mutual Automobile Association, Director
• State Farm Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Portfolio 23

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 58 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 81 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

24

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

The Portfolio 25

For More Information

Dreyfus Investment Portfolios,
Emerging Leaders Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 192AR1203

Dreyfus
Investment Portfolios,
Founders Discovery
Portfolio

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
25	Report of Independent Auditors
26	Board Members Information
28	Officers of the Fund
F O R M O R E I N F O R M AT I O N
Back Cover

The Portfolio

Dreyfus Investment Portfolios, Founders Discovery Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Robert Ammann, CFA, of Founders Asset Management LLC, the portfolio’s sub-investment adviser.

Despite headwinds caused by economic and geopolitical uncertainty early in the year, stocks generally bounced back in 2003, with many stock market indexes generating their first full calendar year of gains since 1999. The combination of historically low interest rates, lower federal income tax rates, progress in the war on terrorism and above-trend economic growth during the second half of the year helped propel stock prices higher.

While stocks in general may no longer be priced as attractively as they were at the start of the year, we believe that market fundamentals remain favorable based on recent forecasts of continued economic growth. However, our optimism is tempered by the understanding that some companies, industries and market sectors always perform better than others.As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

January 15, 2004

2

DISCUSSION OF PERFORMANCE

Robert Ammann, CFA, Portfolio Manager

Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Discovery Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2003, the portfolio produced total returns of 36.18% for its Initial shares and 35.99% for its Service shares.1 In comparison, the Russell 2000 Index (the “Index”), the portfolio’s benchmark, produced a 47.25% total return for the same period.2 Because the portfolio currently focuses primarily on small-cap growth stocks, we believe that the Russell 2000 Growth Index, which produced a 48.54% total return for the reporting period, is also an accurate measure of the portfolio’s performance for comparison purposes.3

Strong corporate profit growth, robust economic growth, an accommodative monetary policy, a favorable inflation picture and a favorable dividend and capital gains tax environment helped drive the market’s strong returns during 2003. However, the strongest returns were seen in the highest risk asset classes and the portfolio produced lower returns than its benchmark, primarily because the rally was led by smaller, lower-quality stocks that the portfolio did not own due to either liquidity concerns or their inability to meet our investment cri-teria.Additionally, the portfolio’s relative performance was hindered by holding a relatively large cash position during a period of rising stock prices; however, progress was made toward reducing the cash position during the fourth quarter.

What is the portfolio’s investment approach?

The portfolio invests primarily in equity securities of small and relatively unknown U.S.-based companies that we believe possess high-growth potential. Typically, these companies are not listed on national securities exchanges but instead trade on the over-the-counter market.The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the portfolio will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

Rather than utilizing a “top-down” approach to stock selection, which relies on forecasting stock market trends, we focus on a “bottom-up” approach in which stocks are chosen according to their own individual merits. Stock selection is made on a company-by-company basis, with particular emphasis on companies that we believe are well-managed and well-positioned within their industries.

What other factors influenced the portfolio’s performance?

Some of the portfolio’s sector allocations slightly hindered performance, including overweight positions in the lagging industrials and energy sectors; a significant overweight position in the slightly lagging consumer discretionary sector; and an underweight position in the very strong-performing telecommunication services sector. Additionally, while the portfolio’s position in the information technology sector varied over the reporting period, its average was roughly in line with the Index. However, the timing of under/overweighting in this sector had a modest negative effect on performance.

Conversely, some of the portfolio’s sector allocations helped the portfolio’s performance.The most favorable impact came from a significant underweighting in the financials sector where the portfolio’ s position averaged just under a 2% weighting over the year, vs. the over 22% average weighting for the Index.We maintained an underweight position due to liquidity constraints many of the small-cap financials pose, as well as concerns that they would underperform as we near the end of an interest-rate easing cycle. Less significant positive sector allocation impacts included underweight positions in the lagging utilities, materials and consumer staples sectors, as well as an overweight position in the strong-performing health care sector.

From a stock selection standpoint, the portfolio had relatively poor stock selection in the financials sector. Fortunately, much of this impact was reduced due to the portfolio’s significant underweight position. From an absolute performance perspective, the portfolio received strong returns within its health care holdings, our returns somewhat lagged relative to the Index. Most of this relative weakness can be attributed to the poor performance seen by Accredo Health, a contract pharmacy services company, which fell sharply early in the year as they lowered expectations due to competitive and acquisition integration-related issues. Other poor performing health care holdings included AMN HealthCareServices, Lifepoint Hospitals, and Charles River

4

Laboratories. Poor performance within the telecommunication services sector was driven by the poor performance of former holding Boston Communications Group, a provider of billing and processing services for wireless carriers, which fell after revealing that their largest customer was considering bringing “in-house” some of the services that Boston Communications had historically provided. Underperformance within the materials sector early in the year related to our ownership in RPM International, which fell sharply, related to potential asbestos liability concerns. Other sectors which had a slight negative overall contribution to performance from stock selection included consumer staples, energy, and information technology.

Other significant stock-specific negative contributors include Alloy, Inc, a teen direct marketing and media company, which fell sharply after missing earnings expectations due to unexpected higher fulfillment costs and more promotional activity. Atlantic Coast Airlines, Scholastic Corp., and Tech Data were also meaningful negative contributors.

The portfolio did see positive overall selections across many of its holdings in the consumer discretionary sector. The portfolio’s largest contributor from an individual stock perspective came from Harman International Industries who is a provider of audio and other electronics to the consumer and automobile OEM markets. Harman has appreciated sharply as a result of high-quality earnings results that have been driven by automotive OEM’s adoption of Harman’s newer info-tainment solutions. Specialty retail was another bright spot for the portfolio as holdings such as Advance Auto Parts and Tractor Supply performed well.

Significant positive contributors from an individual stock perspective include a variety of holdings across a diverse group of industries.Aside from the few disappointments in the health care sector, we generally saw strong selection across many of our other holdings here. In particular we saw strong performance from Select Medical, a long-term acute care hospital and outpatient rehabilitation services company, performed strongly as they realized strong growth and the added “tail-wind” of a more favorable reimbursement environment. Taro Pharmaceutical Industries, a generic drug company, Integra Lifesciences, a neuro and life sciences company, Odyssey Healthcare, a hospice care provider, and Andrx, a pharmaceutical company all were

The Portfolio 5

DISCUSSION OF PERFORMANCE (continued)

meaningful contributors during the reporting period. Within the Industrials sector strong performers include Stericycle, a medical waste management company, and Education Management, a for-profit education company.

The portfolio also saw a benefit from the performance of IPOs that were purchased during the reporting period. The portfolio participated in nine IPOs which had a very modest positive contribution to overall performance.

What is the portfolio’s current strategy?

We are pleased to have been able to continue to lower the cash position from recent levels in excess of 10% to more normal levels under 10% as of the close of the reporting period.As a result, the number of holdings in the portfolio increased from 100 in January 2003 to 117 as we ended the year.

Our strategy for the portfolio remains consistent.We will continue to utilize our bottom-up process to identify companies we believe are capable of posting strong future earnings growth, and are valued attrac-tively.While 2003 was not a year that favored “higher quality” within the small-cap sector; we remain of the belief that a strategy that focuses on quality companies with strong earnings growth and incorporates a strict focus on valuation will demonstrate its importance over time.

January 15, 2004

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Founders Discovery Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses byThe Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

3	SOURCE: LIPPER INC. —The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

6

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Founders Discovery Portfolio Initial shares and Service shares and the Russell 2000 Index

Average Annual Total Returns	as of 12/31/03
	Inception		From
	Date	1 Year	Inception

Initial shares	12/15/99	36.18%	(7.92)%
Service shares	12/15/99	35.99%	(8.02)%

The data for Service shares primarily represents the results of Initial shares.Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Founders Discovery Portfolio on 12/15/99 (inception date of Initial shares) to a $10,000 investment made in the Russell 2000 Index (the “Index”) on that date. For comparative purposes, the value of the Index on 11/30/99 is used as the beginning value on 12/15/99.

The Portfolio 7

PORTFOLIO PERFORMANCE (continued)

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2003 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

STATEMENT OF INVESTMENTS

December 31, 2003

Common Stocks—92.5%	Shares	Value ($)

Aerospace & Defense—1.4%
KVH Industries	5,690 [a]	156,304
ManTech International, Cl. A	4,220 [a]	105,289
		261,593
Air Freight & Logistics—2.3%
Forward Air	3,860 [a]	106,150
Pacer International	10,230 [a]	206,851
UTI Worldwide	3,430	130,100
		443,101
Apparel, Accessories & Luxury Goods—.9%
Columbia Sportswear	3,040 [a]	165,680
Banks—.6%
Southwest Bancorporation of Texas	3,040	118,104
Broadcasting & Cable TV—1.3%
Cumulus Media, Cl. A	11,680 [a]	256,960
Building Products—.7%
Trex	3,340 [a]	126,853
Casinos & Gaming—.3%
Shuffle Master	1,700 [a]	58,854
Commercial Services—3.9%
Corinthian Colleges	1,890 [a]	105,008
Education Management	6,460 [a]	200,518
Kroll	4,870 [a]	126,620
LECG	6,170 [a]	141,231
Strayer Education	1,070	116,448
Universal Technical Institute	1,620 [a]	48,600
		738,425
Communications Equipment—5.5%
Arris Group	21,055 [a]	152,438
Avocent	5,640 [a]	205,973
Harris	5,006	189,978
NetScreen Technologies	2,560 [a]	63,360
Polycom	6,500 [a]	126,880
Powerwave Technologies	10,850 [a]	83,002
SafeNet	1,640 [a]	50,463
Stratex Networks	39,932 [a]	169,711
		1,041,805

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Construction & Engineering—1.2%
Chicago Bridge & Iron (New York Shares)	4,100	118,490
Jacobs Engineering Group	2,270 [a]	108,983
		227,473
Construction & Farm Machinery
& Heavy Trucks—.5%
Wabtec	5,570	94,913
Consumer Electronics—1.5%
Harman International Industries	3,840	284,083
Distillers & Vintners—.6%
Constellation Brands, Cl. A	3,190 [a]	105,047
Electrical Components & Equipment—1.0%
AMETEK	3,880	187,249
Electronic Equipment Manufacturers—2.2%
Aeroflex	10,810 [a]	126,369
FLIR Systems	4,150 [a]	151,475
RadiSys	6,550 [a]	110,433
TTM Technologies	2,390 [a]	40,343
		428,620
Environmental Services—2.0%
Stericycle	4,000 [a]	186,800
Waste Connections	5,120 [a]	193,382
		380,182
General Merchandise Stores—.6%
Tuesday Morning	3,750 [a]	113,437
Health Care—11.8%
Advanced Neuromodulation Systems	5,760 [a]	264,845
ALARIS Medical Systems	12,060 [a]	183,433
AMERIGROUP	3,990 [a]	170,174
Fisher Scientific International	5,630 [a]	232,913
Henry Schein	3,050 [a]	206,119
Integra LifeSciences Holdings	2,630 [a]	75,297
Merit Medical Systems	3,830 [a]	85,256
Odyssey Healthcare	7,212 [a]	211,023
ResMed	3,050 [a]	126,697
SFBC International	9,120 [a]	242,227
Select Medical	15,240	248,107

10

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Sola International	7,070 [a]	132,916
VISX	3,040 [a]	70,376
		2,249,383
Home Furnishings—1.4%
Furniture Brands International	8,970	263,090
Hotels, Resorts & Cruise Lines—3.0%
Choice Hotels International	6,820	240,405
Fairmont Hotels & Resorts	12,530	340,064
		580,469
Industrial Machinery—1.0%
Actuant, Cl. A	5,170 [a]	187,154
Insurance Brokers—1.4%
Platinum Underwriters Holdings	5,810	174,300
Scottish Annuity & Life Holdings	4,700	97,666
		271,966
IT Consulting & Other Services—1.6%
CIBER	11,230 [a]	97,252
Lionbridge Technologies	21,000 [a]	201,810
		299,062
Leisure Products—3.2%
Leapfrog Enterprises	5,390 [a]	142,997
Marvel Enterprises	10,790 [a]	314,097
Polaris Industries	1,760	155,901
		612,995
Oil & Gas—4.4%
CARBO Ceramics	1,870	95,837
National-Oilwell	13,224 [a]	295,689
Pioneer Natural Resources	3,080 [a]	98,344
Pride International	3,740 [a]	69,714
Quicksilver Resources	4,440 [a]	143,412
Superior Energy Services	13,690 [a]	128,686
		831,682
Pharmaceuticals—8.2%
Andrx	8,930 [a]	214,677
Angiotech Pharmaceuticals	2,840 [a]	130,640
Impax Laboratories	11,220 [a]	161,456

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Pharmaceuticals (continued)
K-V Pharmaceutical, Cl. A	3,665 [a]	93,458
MGI Pharma	3,635 [a]	149,580
Medicis Pharmaceutical, Cl. A	4,370	311,581
Pharmaceutical Resources	1,460 [a]	95,119
Salix Pharmaceuticals	4,240 [a]	96,121
Taro Pharmaceutical Industries	3,000 [a]	193,500
Valeant Pharmaceuticals International	4,540	114,181
		1,560,313
Publishing—.7%
Getty Images	2,670 [a]	133,847
Restaurants—2.6%
Krispy Kreme Doughnuts	1,910 [a]	69,906
RARE Hospitality International	5,945 [a]	145,296
Red Robin Gourmet Burgers	3,250 [a]	98,930
Ruby Tuesday	6,150	175,214
		489,346
Retail—.2%
Whole Foods Market	630	42,292
Semiconductors & Equipment—7.3%
Actel	6,620 [a]	159,542
Artisan Components	10,280 [a]	210,740
Brooks Automation	12,329 [a]	297,992
Entegris	13,160 [a]	169,106
Fairchild Semiconductor International	8,200 [a]	204,754
OmniVision Technologies	1,040 [a]	57,460
Semtech	8,120 [a]	184,568
Sigmatel	3,980 [a]	98,226
		1,382,388
Soft Drinks—.8%
Cott	5,620 [a]	157,416
Software—6.3%
ANSYS	2,280 [a]	90,516
Altiris	4,665 [a]	170,179
Cadence Design Systems	3,920 [a]	70,482

12

Common Stocks (continued)	Shares	Value ($)

Software (continued)
Concur Technologies	7,630 [a]	73,858
Hyperion Solutions	2,710 [a]	81,679
j2 Global Communications	2,710 [a]	67,127
Macrovision	13,466 [a]	304,197
Manhattan Associates	2,460 [a]	67,994
Secure Computing	5,391 [a]	96,553
Sonic Solutions	7,950 [a]	121,635
United Online	3,465 [a]	58,177
		1,202,397
Specialty Chemicals—.8%
Valspar	3,230	159,627
Specialty Stores—5.1%
Advance Auto Parts	3,670 [a]	298,738
Cost Plus	4,070 [a]	166,870
Guitar Center	8,280 [a]	269,762
Movie Gallery	6,280	117,310
PETCO Animal Supplies	3,710 [a]	112,970
		965,650
Steel—1.0%
GrafTech International	13,740 [a]	185,490
Technology Distributors—.8%
Insight Enterprises	8,308 [a]	156,190
Telecommunications—1.2%
PTEK Holdings	26,580 [a]	234,170
Trading Companies & Distributors—.8%
Fastenal	3,070	153,316
Trucking—2.4%
J.B. Hunt Transport Services	4,070 [a]	109,931
Knight Transportation	3,960 [a]	101,574
Overnite	6,120 [a]	139,230
Werner Enterprises	5,527	107,721
		458,456
Total Common Stocks
(cost $14,105,159)		17,609,078

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)

			Principal
Short-Term Investments—6.1%			Amount ($)	Value ($)

Agency Discount Note;
Federal National Mortgage Association,
.65%, 1/2/2004
(cost $	1,151,979)		1,152,000	1,151,979

Total Investments (cost $		15,257,138)	98.6%	18,761,057
Cash and Receivables (Net)			1.4%	273,644
Net Assets			100.0%	19,034,701

14

a Non-income producing.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	15,257,138	18,761,057
Cash		30,942
Receivable for investment securities sold		463,582
Receivable for shares of Beneficial Interest subscribed		29,278
Dividends receivable		2,026
Prepaid expenses		929
		19,287,814

Liabilities ($):
Due to The Dreyfus Corporation and affiliates		27,960
Payable for investment securities purchased		188,990
Payable for shares of Beneficial Interest redeemed		4,312
Accrued expenses		31,851
		253,113

Net Assets ( $)		19,034,701

Composition of Net Assets ($):
Paid-in capital		25,816,514
Accumulated net realized gain (loss) on investments		(10,285,732)
Accumulated net unrealized appreciation
(depreciation) on investments		3,503,919

Net Assets ( $)		19,034,701

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	15,917,984	3,116,717
Shares Outstanding	1,785,054	350,895

Net Asset Value Per Share ($)	8.92	8.88

See notes to financial statements.

The Portfolio 15

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment Income ( $):
Income:
Cash dividends (net of $34 foreign taxes withheld at source)	19,450
Interest	17,525
Total Income	36,975
Expenses:
Investment advisory fee—Note 3(a)	126,110
Auditing fees	37,791
Custodian fees—Note 3(b)	20,420
Prospectus and shareholders’ reports	9,372
Distribution fees—Note 3(b)	6,547
Shareholder servicing costs—Note 3(b)	1,393
Legal fees	1,361
Trustees’ fees and expenses—Note 3(c)	924
Loan commitment fees—Note 2	141
Miscellaneous	1,389
Total Expenses	205,448
Less—waiver of fees due to undertaking—Note 3(a)	(5,011)
Net Expenses	200,437
Investment (Loss)—Net	(163,462)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	126,273
Net unrealized appreciation (depreciation) on investments	4,518,581
Net Realized and Unrealized Gain (Loss) on Investments	4,644,854
Net Increase in Net Assets Resulting from Operations	4,481,392

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

Operations ($):
Investment (loss)—net	(163,462)	(148,257)
Net realized gain (loss) on investments	126,273	(3,820,832)
Net unrealized appreciation
(depreciation) on investments	4,518,581	(1,623,887)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,481,392	(5,592,976)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	5,196,771	2,309,288
Service shares	329,846	1,553,261
Cost of shares redeemed:
Initial shares	(1,820,073)	(3,717,669)
Service shares	(403,310)	(655,833)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	3,303,234	(510,953)
Total Increase (Decrease) in Net Assets	7,784,626	(6,103,929)

Net Assets ($):
Beginning of Period	11,250,075	17,354,004
End of Period	19,034,701	11,250,075

Capital Share Transactions (Shares):
Initial Shares
Shares sold	681,882	295,747
Shares redeemed	(252,071)	(445,294)
Net Increase (Decrease) in Shares Outstanding	429,811	(149,547)

Service Shares
Shares sold	43,491	182,820
Shares redeemed	(55,313)	(85,758)
Net Increase (Decrease) in Shares Outstanding	(11,822)	97,062

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2003	2002	2001	2000	1999[a]

Per Share Data ($):
Net asset value, beginning of period	6.55	9.81	12.04	13.89	12.50
Investment Operations:
Investment income (loss)—net[b]	(.09)	(.08)	(.08)	(.08)	.01
Net realized and unrealized
gain (loss) on investments	2.46	(3.18)	(2.15)	(1.71)	1.38
Total from Investment Operations	2.37	(3.26)	(2.23)	(1.79)	1.39
Distributions:
Dividends from investment income—net	—	—	—	(.01)	—
Dividends from net realized
gain on investments	—	—	—	(.05)	—
Total Distributions	—	—	—	(.06)	—
Net asset value, end of period	8.92	6.55	9.81	12.04	13.89

Total Return (%)	36.18	(33.23)	(18.52)	(13.02)	11.12[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.41	1.34	1.39	1.41	.07[c]
Ratio of net investment income
(loss) to average net assets	(1.15)	(1.06)	(.77)	(.60)	.06[c]
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	—	.05	.11	.52	1.45[c]
Portfolio Turnover Rate	120.85	132.08	106.00	123.96	7.49[c]

Net Assets, end of period ($ x 1,000)	15,918	8,881	14,755	13,960	2,223

a From December 15, 1999 (commencement of operations) to December 31, 1999.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

18

		Year Ended December 31,

Service Shares	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	6.53	9.78	12.04	12.04
Investment Operations:
Investment (loss)—net	(.09)[b]	(.09)[b]	(.09)[b]	—
Net realized and unrealized
gain (loss) on investments	2.44	(3.16)	(2.17)	—
Total from Investment Operations	2.35	(3.25)	(2.26)	—
Net asset value, end of period	8.88	6.53	9.78	12.04

Total Return (%)	35.99	(33.23)	(18.77)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.50	1.46	1.49	—
Ratio of net investment (loss)
to average net assets	(1.23)	(1.17)	(1.02)	—
Decrease reflected in above expense
ratios due to undertakings
by The Dreyfus Corporation	.19	.18	.28	—
Portfolio Turnover Rate	120.85	132.08	106.00	123.96

Net Assets, end of period ($ x 1,000)	3,117	2,369	2,599	1

a The portfolio commenced offering Service shares on December 31, 2000. b Based on average shares outstanding at each month end.

See notes to financial statements.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Founders Discovery Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is capital appreciation.The Dreyfus Corporation (“Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (“Founders”) serves as the portfolio’s sub-investment adviser. Founders is a wholly-owned subsidiary of Mellon.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

20

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $491 during the period ended December 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $10,001,687 and unrealized appreciation $3,219,874.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $1,024,575 of the carryover expires in fiscal 2008, $4,917,933 expires in fiscal 2009, $3,800,802 expires in fiscal 2010 and $258,377 expires in fiscal 2011.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $163,462 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2003, the portfolio did not borrow under the Facility.

22

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2003 to December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2003, Dreyfus waived receipt of fees of $5,011 pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.25 of 1%
100 million to $1 billion	.20 of 1%
$1 billion to $1.5 billion	.16 of 1%
In excess of $1.5 billion	.10 of 1%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2003, Service shares were charged $6,547 pursuant to the Plan.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $201 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $20,420 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2003, amounted to $18,143,498 and $15,150,612, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $15,541,183; accordingly, accumulated net unrealized appreciation on investments was $3,219,874, consisting of $3,944,596 gross unrealized appreciation and $724,722 gross unrealized depreciation.

24

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Discovery Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstate-ment.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Discovery Portfolio at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2004

The Portfolio 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Lucy Wilson Benson (76)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps, Director
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Vice Chairperson
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 39

26

David W. Burke (67)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83

———————
Whitney I. Gerard (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 37

———————
Arthur A. Hartman (77)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates, Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 37

———————
George L. Perry (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
Other Board Memberships and Affiliations:
• State Farm Mutual Automobile Association, Director
• State Farm Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Portfolio 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 185 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 185 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 26 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 81 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 194 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since

November 1992.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of

Dreyfus since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

The Portfolio 29

For More Information

Dreyfus Investment Portfolios,
Founders Discovery Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Founders Asset Management LLC
Founders Financial Center
2930 East Third Avenue
Denver, CO 80206

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 193AR1203

Dreyfus
Investment Portfolios,
Founders Growth
Portfolio

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
24	Report of Independent Auditors
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Portfolio

Dreyfus Investment Portfolios, Founders Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Investment Portfolios, Founders Growth Portfolio covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John Jares, CFA, of Founders Asset Management LLC, the portfolio’s sub-investment adviser.

Despite headwinds caused by economic and geopolitical uncertainty early in the year, stocks generally bounced back in 2003, with many stock market indexes generating their first full calendar year of gains since 1999. The combination of historically low interest rates, lower federal income tax rates, progress in the war on terrorism and above-trend economic growth during the second half of the year helped propel stock prices higher.

While stocks in general may no longer be priced as attractively as they were at the start of the year, we believe that market fundamentals remain favorable based on recent forecasts of continued economic growth. However, our optimism is tempered by the understanding that some companies, industries and market sectors always perform better than others.As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

January 15, 2004

2

DISCUSSION OF PERFORMANCE

John Jares, CFA, Portfolio Manager

Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2003, the portfolio produced total returns of 30.69% for its Initial Shares and 30.72% for its Service shares.1 In contrast, the Standard & Poor’s 500 BARRA Growth Index (the “Index”), the portfolio’s benchmark, produced a total return of 25.66% for the same period.2

An improving economy and better than expected corporate profits fueled the stock market’s rise during 2003, as federal income tax cuts and low interest rates spurred investment, while uncertainty concerning Iraq eased. The portfolio produced higher returns than its benchmark, primarily due to the success of our stock selection strategy in the technology and leisure industries groups. Additionally, the portfolio maintained a relatively high cash position early in 2003 that helped cushion the decline in stock prices that occurred in the months leading up to the war.

What is the portfolio’s investment approach?

The portfolio invests primarily in large, well-managed growth companies whose performance is not entirely dependent upon the fortunes of the economy. Utilizing a “bottom-up” approach, we focus on individual stock selection rather than on forecasting stock market trends.We look for high-quality, proven companies with an established track record of sustained earnings growth in excess of industry averages.The companies we select must have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities.

What other factors influenced the portfolio’s performance?

Stocks surged in March when U.S. troops entered Iraq, removing uncertainty regarding the timing of the war. Meanwhile, aggressive tax cuts and historically low interest rates fueled an economic recovery in

The Portfolio

3

DISCUSSION OF PERFORMANCE (continued)

the second half of the year. Consumer spending on cars, homes, consumer electronics, leisure activities and other services accelerated.

For example, shares of Royal Caribbean Cruises had been beaten down by terrorism fears and concerns that people might not travel if the war went poorly. By mid-March, the stock appeared inexpensive to us, yet the company continued to post strong profits.We purchased the stock, and it gained value when the war’s outcome became clearer. Another beneficiary of a “post-war bounce” was Best Buy Co., the consumer electronics retailer. In the uncertain economic climate prior to the war, investors were wary of investing in consumer discretionary stocks because they feared that rising unemployment might cause consumers to rein in spending. However, the Federal Reserve Board acted to stimulate the economy in late June with its thirteenth interest-rate reduction since January 2001, the economy gained strength and Best Buy Co. continued to post strong profits, benefiting its stock price.

The recovering economy also benefited technology companies such as Cisco Systems, Intel and VERITAS Software, as investors began to see a long-awaited rebound in corporate capital spending. As investor optimism improved, the biotechnology and medical products industries also posted strong gains. Boston Scientific, a leading manufacturer of medical devices used in cardiology, interventional radiology and neurovascular procedures, announced particularly strong results.The company’s drug-coated cardiovascular devices could make prior technologies obsolete, leaving little competition in the category.Another strong performer was Teva Pharmaceutical Industries, which focuses on less expensive generic drugs that have competed well against brand-name products.

An important reason the portfolio outperformed its benchmark was its higher than average cash position prior to the war, when stock prices generally declined. Cash peaked at 18% of the portfolio’s assets in February, but declined to 6% by March as we put money to work in stocks that we believed would benefit from a favorable war outcome and a stronger economy.

Of course, some of the portfolio’s holdings produced disappointing returns during the year. Among them were basic materials holdings,

4

such as Air Products and Chemicals, a supplier of industrial gas and related industrial process equipment, which experienced sluggish demand.We were also disappointed by BMC Software, which did not meet revenue growth targets.

What is the portfolio’s current strategy?

Our current strategy is to resume our normal policy of being fully invested in stocks rather than holding excess cash as we did in early 2003. It was unusual for us to make a “top down” decision to stay on the sidelines with a significant portion of the portfolio’s assets. However, because the nation was on the brink of war at the time, we believed that a more prudent approach to the market was warranted.As of year-end 2003, our cash level was approximately 5% of assets, which is closer to the portfolio’s historical norms, reflecting its liquidity needs. With a more fully invested position as we enter 2004, we have prepared the portfolio for further economic growth by emphasizing investments in the consumer discretionary and technology sectors.

January 15, 2004

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Founders Growth Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard and Poor’s 500 BARRA Growth Index is a capitalization-weighted index of all the stocks in the Standard and Poor’s 500 Composite Stock Price Index that have high price-to-book ratios.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns	as of 12/31/03
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	9/30/98	30.69%	(4.90)%	(0.21)%
Service shares	9/30/98	30.72%	(4.92)%	(0.22)%
The data for Service shares primarily represents the results of Initial shares.Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $	10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Founders Growth Portfolio on 9/30/98 (inception date of Initial shares) to a $10,000 investment made in the
Standard and Poor’s 500/BARRA Growth Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2003 (blended performance figures). The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is a capitalization-weighted index of all the stocks in the Standard and Poor’s 500 Composite Stock Price Index that have high price-to-book ratios.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

STATEMENT OF INVESTMENTS

December 31, 2003

Common Stocks—90.5%	Shares	Value ($)

Aerospace & Defense—1.0%
General Dynamics	1,265	114,343
Lockheed Martin	2,345	120,533
		234,876
Airlines—.9%
AMR	7,869 [a]	101,904
Northwest Airlines	7,752 [a]	97,830
		199,734
Aluminum—1.0%
Alcoa	5,798	220,324
Apparel Retail—1.1%
Gap	5,864	136,103
Nordstrom	3,290	112,847
		248,950
Application Software—3.0%
EMC	14,876 [a]	192,198
PeopleSoft	5,586 [a]	127,361
SAP, ADR	8,620	358,247
		677,806
Asset Management & Custody Banks—.9%
SEI Investments	6,390	194,703
Biotechnology—2.6%
Amgen	2,528 [a]	156,230
Gilead Sciences	6,812 [a]	396,050
		552,280
Broadcasting & Cable TV—2.2%
Clear Channel Communications	1,326	62,097
Comcast, Cl. A	6,539 [a]	204,540
Cox Communications, Cl. A	6,864 [a]	236,465
		503,102
Casinos & Gaming—.8%
Mandalay Resort	4,171	186,527
Communications Equipment—2.6%
Cisco Systems	15,678 [a]	380,819
Nokia, ADR	12,500	212,500
		593,319

8

Common Stocks (continued)	Shares	Value ($)

Computer & Electronics Retail—.7%
Best Buy Co.	3,032	158,392
Computer Hardware—1.6%
International Business Machines	3,990	369,793
Consumer Finance—2.0%
MBNA	18,406	457,389
Data Processing & Outsourced Services—1.3%
Fiserv	6,656 [a]	262,979
Department Stores—1.2%
Kohl’s	3,056 [a]	137,337
Sears, Roebuck and Co.	3,027	137,698
		275,035
Diversified Banks—3.3%
Bank of America	979	78,741
Bank One	5,051	230,275
Wells Fargo & Co.	7,142	420,592
		729,608
Diversified Commercial Services—1.8%
Cendant	18,195 [a]	405,203
Diversifed Financial Services—1.2%
Citigroup	5,672	275,319
Drug Retail—1.5%
Walgreen	9,363	340,626
Electronic Equipment Manufacturers—.3%
Agilent Technologies	2,083 [a]	60,907
Exchange Traded Funds—5.2%
SPDRs	10,465	1,164,545
Food Retail—.5%
Safeway	5,526 [a]	121,075
Gas Utilities—.8%
Kinder Morgan	2,938	173,636
Gold—.8%
Newmont Mining	3,737	181,656
Healthcare Equipment—.4%
Boston Scientific	2,690 [a]	98,884

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Home Improvement Retail—1.2%
Home Depot	7,703	273,379
Household Products—1.1%
Procter & Gamble	2,581	257,790
Hypermarkets & Super Centers—.5%
Wal-Mart Stores	2,126	112,784
IT Consulting & Services—1.1%
Accenture, Cl. A	9,159 [a]	241,065
Industrial Conglomerates—4.4%
General Electric	27,990	867,130
3M	1,524	129,586
		996,716
Industrial Machinery—.6%
Illinois Tool Works	1,546	129,725
Integrated Oil & Gas—.5%
Exxon Mobil	2,690	110,290
Investment Banking & Brokerage—2.2%
Charles Schwab	15,607	184,787
Goldman Sachs Group	2,092	206,543
Morgan Stanley	1,723	99,710
		491,040
Leisure Facilities—3.4%
Carnival	5,724	227,415
Royal Caribbean Cruises	15,129	526,338
		753,753
Movies & Entertainment—4.3%
Time Warner	19,766 [a]	355,590
Viacom, Cl. B	5,849	259,579
Walt Disney	15,045	351,000
		966,169
Multi-Line Insurance—1.0%
American International Group	3,454	228,931
Oil & Gas Drilling—.2%
GlobalSantaFe	1,946	48,319
Oil & Gas Equipment & Services—.8%
Smith International	4,472 [a]	185,677

10

Common Stocks (continued)	Shares	Value ($)

Personal Products—2.3%
Estee Lauder Cos., Cl. A	13,163	516,779
Pharmaceuticals—5.0%
Johnson & Johnson	4,403	227,459
Merck & Co.	2,518	116,332
Pfizer	8,366	295,571
Teva Pharmaceutical Industries, ADR	4,200	238,182
Wyeth	5,565	236,234
		1,113,778
Publishing—1.6%
Gannett	2,702	240,910
Tribune	2,246	115,894
		356,804
Railroads—2.2%
Canadian National Railway	1,970	124,662
Union Pacific	5,378	373,663
		498,325
Semiconductor Equipment—2.0%
ASML Holding	7,039 [a]	141,132
KLA-Tencor	3,179 [a]	186,512
Novellus Systems	2,940 [a]	123,627
		451,271
Semiconductors—8.2%
Broadcom, Cl. A	1,999 [a]	68,146
Intel	14,007	451,025
Linear Technology	9,836	413,801
Marvell Technology Group	1,670 [a]	63,343
Maxim Integrated Products	8,888	442,622
Xilinx	10,164 [a]	393,753
		1,832,690
Soft Drinks—1.0%
Coca-Cola	4,309	218,682
Specialty Stores—1.4%
Staples	4,308 [a]	117,608
Tiffany & Co.	4,352	196,710
		314,318

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)			Shares		Value ($)

Systems Software—6.1%
Adobe Systems			1,943		76,360
Microsoft			21,546		593,377
Oracle			26,379	[a]	348,203
VERITAS Software			9,267	[a]	344,362
					1,362,302
Wireless Telecommunication Services—.7%
Nextel Communications			5,678	[a]	159,325
Total Common Stocks
(cost $	16,615,333)				20,306,580

			Principal
Short-Term Investments—11.0%			Amount ($)		Value ($)

Agency Discount Note;
Federal National Mortgage Association,
.65%, 1/2/2004
(cost $	2,479,955)		2,480,000		2,479,955

Total Investments (cost $		19,095,288)	101.5%		22,786,535
Liabilities, Less Cash and Receivables			(1.5%)		(341,836)
Net Assets			100.0%		22,444,699

a Non-income producing. See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	19,095,288	22,786,535
Cash		18,045
Receivable for investment securities sold		324,828
Dividends receivable		26,953
Receivable for shares of Beneficial Interest subscribed		420
Prepaid expenses		583
		23,157,364

Liabilities ($):
Due to The Dreyfus Corporation and affiliates		14,970
Payable for investment securities purchased		651,133
Payable for shares of Beneficial Interest redeemed		1,828
Accrued expenses		44,734
		712,665

Net Assets ( $)		22,444,699

Composition of Net Assets ($):
Paid-in capital		38,183,048
Accumulated investment income—net		16,800
Accumulated net realized gain (loss) on investments		(19,446,396)
Accumulated net unrealized appreciation
(depreciation) on investments		3,691,247

Net Assets ( $)		22,444,699

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	16,725,303	5,719,396
Shares Outstanding	1,516,090	519,181

Net Asset Value Per Share ($)	11.03	11.02

See notes to financial statements.

The Portfolio 13

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment Income ($):

Income:
Cash dividends (net of $475 foreign taxes withheld at source)	199,587
Interest	18,548
Total Income	218,135
Expenses:
Investment advisory fee—Note 3(a)	151,001
Auditing fees	35,038
Prospectus and shareholders’ reports	15,306
Custodian fees—Note 3(b)	13,978
Distribution fees—Note 3(b)	12,615
Shareholder servicing costs—Note 3(b)	1,717
Trustees’ fees and expenses—Note 3(c)	942
Legal fees	486
Loan commitment fees—Note 2	209
Miscellaneous	1,748
Total Expenses	233,040
Less—waiver of fees due to undertaking—Note 3(a)	(31,705)
Net Expenses	201,335
Investment Income—Net	16,800

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	622,662
Net unrealized appreciation (depreciation) on investments	4,715,992
Net Realized and Unrealized Gain (Loss) on Investments	5,338,654
Net Increase in Net Assets Resulting from Operations	5,355,454

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

Operations ($):
Investment income (loss)—net	16,800	(17,553)
Net realized gain (loss) on investments	622,662	(5,372,612)
Net unrealized appreciation (depreciation)
on investments	4,715,992	(2,834,277)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,355,454	(8,224,442)

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	—	(15,843)
Service shares	—	(3,788)
Total Dividends	—	(19,631)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	1,691,152	692,907
Service shares	1,792,629	3,124,265
Dividends reinvested:
Initial shares	—	15,843
Service shares	—	3,788
Cost of shares redeemed:
Initial shares	(3,408,234)	(5,262,139)
Service shares	(1,761,411)	(1,309,317)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,685,864)	(2,734,653)
Total Increase (Decrease) in Net Assets	3,669,590	(10,978,726)

Net Assets ($):
Beginning of Period	18,775,109	29,753,835
End of Period	22,444,699	18,775,109
Undistributed investment income—net	16,800	—

The Portfolio

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2003	2002

Capital Share Transactions:
Initial Shares
Shares sold	167,434	67,093
Shares issued for dividends reinvested	—	1,334
Shares redeemed	(362,592)	(533,187)
Net Increase (Decrease) in Shares Outstanding	(195,158)	(464,760)

Service Shares
Shares sold	184,416	286,912
Shares issued for dividends reinvested	—	319
Shares redeemed	(179,252)	(126,016)
Net Increase (Decrease) in Shares Outstanding	5,164	161,215

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	8.44	11.77	14.73	19.87	15.90
Investment Operations:
Investment income (loss)—net[a]	.01	(.01)	.01	.02	(.02)
Net realized and unrealized
gain (loss) on investments	2.58	(3.31)	(2.96)	(5.03)	5.79
Total from Investment Operations	2.59	(3.32)	(2.95)	(5.01)	5.77
Distributions:
Dividends from investment income—net	—	(.01)	(.01)	—	(.01)
Dividends from net realized
gain on investments	—	—	—	(.13)	(1.79)
Total Distributions	—	(.01)	(.01)	(.13)	(1.80)
Net asset value, end of period	11.03	8.44	11.77	14.73	19.87

Total Return (%)	30.69	(28.25)	(20.03)	(25.40)	39.01

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.00	1.00	.99	.97	1.00
Ratio of net investment income (loss)
to average net assets	.08	(.08)	.08	.11	(.11)
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.09	.09	.10	.11	1.33
Portfolio Turnover Rate	126.24	165.08	180.84	171.96	115.08

Net Assets, end of period ($ x 1,000)	16,725	14,442	25,607	28,583	7,485

a Based on average shares outstanding at each month end. See notes to financial statements.

The Portfolio

17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Service Shares	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	8.43	11.76	14.73	14.73
Investment Operations:
Investment income (loss)—net	.01[b]	(.01)[b]	(.00)[b,c]	—
Net realized and unrealized
gain (loss) on investments	2.58	(3.31)	(2.96)	—
Total from Investment Operations	2.59	(3.32)	(2.96)	—
Distributions:
Dividends from investment income—net	—	(.01)	(.01)	—
Net asset value, end of period	11.02	8.43	11.76	14.73

Total Return (%)	30.72	(28.21)	(20.16)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.00	1.00	1.00	—
Ratio of net investment income (loss)
to average net assets	.09	(.06)	(.01)	—
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.35	.34	.40	—
Portfolio Turnover Rate	126.24	165.08	180.84	171.96

Net Assets, end of period ($ x 1,000)	5,719	4,333	4,147	—[d]

a The portfolio commenced offering Service shares on December 31, 2000.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Amount represents less than $1,000.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Founders Growth Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide long-term capital growth. The Dreyfus Corporation (“Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (“Founders”) serves as the portfolio’s sub-investment adviser. Founders is a wholly-owned subsidiary of Mellon.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $189 during the period ended December 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

20

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company,if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,800, accumulated capital losses $18,633,948 and unrealized appreciation $2,878,799.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $1,353,030 of the carryover expires in fiscal 2008, $11,561,842 expires in fiscal 2009 and $5,719,076 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2003 and December 31, 2002, respectively, were as follows: ordinary income $0 and $19,631.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2003, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of

The Portfolio

21

NOTES TO FINANCIAL STATEMENTS (continued)

the value of the portfolio’s average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2003 to December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2003, Dreyfus waived receipt of fees of $31,705, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.25 of 1%
$100 million to $1 billion	.20 of 1%
$1 billion to $1.5 billion	.16 of 1%
In excess of $1.5 billion	.10 of 1%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2003, Service shares were charged $12,615 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing

22

personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $147 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $13,978 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2003, amounted to $23,052,895 and $24,883,237, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $19,907,736; accordingly, accumulated net unrealized appreciation on investments was $2,878,799, consisting of $3,809,536 gross unrealized appreciation and $930,737 gross unrealized depreciation.

The Portfolio

23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Growth Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Growth Portfolio at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2004

24

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1998)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (70) Board Member (1998)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody's Corporation (October 2000-October 2003)
  Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

Other Board Memberships and Affiliations:

  Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
  Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————

Lucy Wilson Benson (76) Board Member (1998)

Principal Occupation During Past 5 Years:

• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:

  The International Executive Services Corps, Director
  Citizens Network for Foreign Affairs,Vice Chairperson
  Council on Foreign Relations, Member
  Lafayette College Board of Trustees,Vice Chairperson
  Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 39

The Portfolio

25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (67) Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83

———————

Whitney I. Gerard (69) Board Member (2003)

Principal Occupation During Past 5 Years:

• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 37

———————

Arthur A. Hartman (77) Board Member (2003)

Principal Occupation During Past 5 Years:

  Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
  Advisory Council Member to Barings-Vostok

Other Board Memberships and Affiliations:

• APCO Associates, Inc., Senior Consultant

No. of Portfolios for which Board Member Serves: 37

———————

George L. Perry (69) Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

Other Board Memberships and Affiliations:

  State Farm Mutual Automobile Association, Director
  State Farm Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

26

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 185 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is

58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 185 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 26 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 81 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 194 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

The Portfolio

27

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

28

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

For More Information

To obtain information:

By telephone

Call

1-800-554-4611 or 516-338-3300

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

Dreyfus Investment Portfolios,
Founders Growth Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Founders Asset Management LLC
Founders Financial Center
2930 East Third Avenue
Denver, CO 80206

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

© 2004 Dreyfus Service Corporation 176AR1203

Dreyfus
Investment Portfolios,
Founders International
Equity Portfolio

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
24	Report of Independent Auditors
25	Important Tax Information
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios, Founders International Equity Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Remi J. Browne, CFA, and Daniel B. LeVan, CFA, of Founders Asset Management LLC, the fund’s sub-investment adviser.

Despite headwinds caused by global economic and geopolitical uncertainty early in the year, stocks in developed and emerging markets generally gained ground in 2003.The combination of lower interest rates in many nations, a declining U.S. dollar relative to other major currencies, progress in the war on terrorism and above-trend economic growth during the second half of the year helped propel the value of international stocks higher for many investors.

While stocks in some markets may no longer be priced as attractively as they were at the start of the year, we believe that fundamentals remain generally favorable based on recent forecasts of continued global economic growth. However, our optimism is tempered by the understanding that some companies, industries, market sectors and geographic regions always perform better than others. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

January 15, 2004

2

DISCUSSION OF PERFORMANCE

Remi J. Browne, CFA, and Daniel B. LeVan, CFA, Portfolio Managers Founders Asset Management LLC, Sub-Investment Adviser How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmark? For the 12-month period ended December 31, 2003, the portfolio produced total returns of 35.81% for its Initial shares and 35.92% for its Service shares.1 This compares with a 39.42% total return produced by the portfolio’s benchmark, the Morgan Stanley Capital International World ex U.S. Index, for the same period.2

We attribute the portfolio’s performance to improving conditions in many global stock markets, especially during the second half of 2003. The portfolio’s returns modestly trailed its benchmark, primarily due to poor perfomance earlier in the year.

What is the portfolio’s investment approach?

The portfolio focuses on individual stock selection.We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,500 of the largest companies outside the United States, we use quantitative analytical techniques to uncover possible attractive investments, which we then rigorously analyze. Our goal is to identify companies that we believe have achieved and can sustain growth through expanding volumes, increasing margins or new product development. In our view, these factors are the hallmarks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers, as well as that of their local markets.

The portfolio is broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world.We generally sell a stock when we determine that circumstances have changed and it will not achieve the growth in earnings we had anticipated, or when valuation becomes stretched.

The Portfolio

3

DISCUSSION OF PERFORMANCE (continued)

What other factors influenced the portfolio’s performance?

In the first quarter of 2003, global equity markets declined, mainly in response to weak economic fundamentals and growing tensions leading to the war in Iraq. However, after the quick end to major combat in Iraq, investor confidence soon improved. In addition, the containment of the SARS epidemic buoyed Asian markets, and China emerged as a major driver of the global economic recovery.The fear of deflation around the globe prompted many central banks to keep interest rates near historic lows. In the U.S., favorable tax legislation gave consumers extra money to spend, which contributed to an annualized economic growth rate of 8.2% in the third quarter of the year. These developments generally were favorable for global equity markets in 2003.

Still, the portfolio’s returns might have been higher if the portfolio had greater representation in the lower-quality companies that led the market’s advance early in the year, especially within the technology area. Instead, we focused on higher-quality technology, consumer discretionary and health care companies that we believed had more sustainable earnings growth.The portfolio’s holdings of consumer staples stocks performed relatively well vs. the portfolio’s benchmark, however, since these stocks historically have been more defensive in nature and, in light of the global economic recovery, tended to be out of favor with investors.

On the other hand, we are pleased that the portfolio enjoyed strong contributions to performance from its holdings in the materials group. Top performers in the materials sector included NOK, the Japanese chemical firm; ThyssenKrupp, the German steel conglomerate; and BHP Billiton, a U.K. mining company. Each of these companies benefited from the long-awaited recovery in manufacturing activity.

Germany represented one of the top-performing markets for the portfolio in 2003. The portfolio especially benefited from its relatively heavy exposure to SAP, the German software company that capitalized on controversy surrounding the hostile takeover of rival PeopleSoft by Oracle. As negotiations of the PeopleSoft deal continued and cus-

4

tomers awaited a resolution, SAP attracted some of their customers and increased its market share.

What is the portfolio’s current strategy?

As of the end of the reporting period, we have found what we believe to be attractive investment opportunities within the technology, telecommunications and health care groups. In contrast, we are currently underweight in the financial, industrial and material groups.

From a regional perspective, as of the end of the reporting period, the largest portions of the portfolio’s assets were invested in the United Kingdom, Japan and Germany, which comprised approximately 22.24%, 20.64% and 6.97% of the total portfolio, respectively. The smallest areas of concentration for the portfolio were Austria and Belgium, at approximately 0.75% and 0.91%, respectively.

January 15, 2004

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Founders International Equity Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends daily and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an unmanaged index of global stock market performance, excluding the U.S., consisting solely of equity securities.

The Portfolio

5

PORTFOLIO PERFORMANCE

Average Annual Total Returns	as of 12/31/03
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	9/30/98	35.81%	(1.55)%	1.16%
Service shares	9/30/98	35.92%	(1.53)%	1.18%
  The data for Service shares primarily represents the results of Initial shares.Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
  Source: Lipper Inc.
  Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
  The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
  The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Founders International Equity Portfolio on 9/30/98 (inception date of Initial shares) to a $10,000 investment made in the Morgan Stanley Capital International World ex U.S. Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2003 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is an unmanaged index of global stock market performance, excluding the U.S., consisting solely of equity securities and includes net dividends reinvested.The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio

7

STATEMENT OF INVESTMENTS

December 31, 2003

Common Stocks—95.9%	Shares	Value ($)

Australia—2.8%
Boral	12,900	49,293
QBE Insurance Group	16,800	133,952
Seven Network	11,400	52,565
		235,810
Austria—.7%
OMV	430	63,879
Belgium—.9%
Delhaize	1,510	77,471
Canada—5.1%
ATI Technologies	3,800 [a]	57,178
Axcan Pharma	3,200 [a]	50,027
Canadian Natural Resources	1,300	65,607
Canadian Tire	1,600	48,730
Metro, CL.A	3,500	59,175
Penn West Petroleum	1,800	66,939
QLT	3,000 [a]	56,744
Sun Life Financial	1,500	37,404
		441,804
Denmark—1.9%
Jyske Bank	1,100 [a]	57,975
TDC	2,800	100,747
		158,722
Finland—1.5%
Fortum	8,000	82,531
Nokia	2,550	43,984
		126,515
France—6.7%
Aventis	1,200	79,109
BNP Paribas	1,846	115,937
Groupe Danone	400	65,119
Renault	1,000	68,818
Sagem	816	87,211
Societe Generale, Cl. A	600	52,840
Total	561	104,034
		573,068
Germany—6.9%
Continental	2,000	75,939

8

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Deutsche Telekom	3,340 [a]	61,098
E.ON	1,600	104,533
Metro	2,430	107,001
SAP	1,000	167,516
ThyssenKrupp	3,820	75,309
		591,396
Greece—2.0%
Alpha Bank	5,600	168,807
Ireland—1.7%
Anglo Irish Bank	9,100	143,223
Italy—2.9%
Banca Intesa	19,580	76,364
Eni	2,200	41,407
Mediaset	3,300	39,109
Telecom Italia Mobile	16,600	90,012
		246,892
Japan—20.5%
ASAHI BREWERIES	7,000	63,690
CASIO COMPUTER	7,000	73,924
CITIZEN ELECTRONICS	1,400	127,119
Eisai	3,000	80,741
KDDI	15	85,770
KEYENCE	400	84,150
Mitsubishi	6,000	63,475
Mitsubishi Tokyo Financial	9	70,069
NISSAN MOTOR	9,900	112,848
NOK	2,000	72,639
NTT DoCoMo	27	61,101
Nisshin Seifun	5,000	44,422
Nomura	4,000	67,983
ONO PHARMACEUTICAL	2,000	75,060
SUZUKEN	1,900	61,576
Seiko Epson	1,300	60,533
Seino Transportation	6,000	49,506
Sharp	7,000	110,235
Sumitomo Electric Industries	5,000	44,608
Sumitomo Mitsui Financial	20	106,351

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
TDK	1,500	107,841
Takeda Chemical Industries	1,000	39,579
Toyota Motor	2,700	91,023
		1,754,243
Netherlands—3.5%
ABN AMRO	1,800	42,008
Hunter Douglas	1,060	49,489
Ing Groep	2,200	51,177
Koninklijke (Royal) KPN	8,700 [a]	66,986
Koninklijke (Royal) Philips Electronics	1,200	34,950
Wereldhave	800	59,735
		304,345
Norway—1.9%
Norsk Hydro	700	43,059
Orkla	1,800	40,190
Telenor	12,300	80,178
		163,427
Singapore—1.7%
Fraser & Neave	7,750	57,506
Keppel	15,100	54,243
Want Want	40,000	38,000
		149,749
Spain—4.6%
ACS	1,400	68,164
Endesa	3,389	65,022
Gamesa	1,900	62,365
Repsol YPF	4,300	83,636
Telefonica	4,700	68,828
Telefonica Moviles	4,400	45,835
		393,850
Sweden—2.4%
Getinge, Cl. B	6,400	61,353
Skandinaviska Enskilda Banken	4,000	58,908
TeliaSonera	6,600	34,478
Volvo,CL.B	1,800	55,017
		209,756

10

Common Stocks (continued)		Shares	Value ($)

Switzerland—6.2%
Actelion		640 [a]	68,887
Credit Suisse		2,300	83,911
Logitech International		900 [a]	38,821
Micronas Semiconductor		1,890 [a]	80,687
Novartis		3,030	137,172
Saurer		1,500 [a]	66,395
UBS		758	51,764
			527,637
United Kingdom—22.0%
AstraZeneca		1,450	69,377
BP		18,753	151,663
BT		12,300	41,338
Barclays		19,769	175,850
Barratt Developments		7,000	67,859
BHP Billiton		7,600	66,213
Cairn Energy		13,860 [a]	99,225
Galen		8,300	105,949
GlaxoSmithKline		5,365	122,600
HBOS		9,700	125,292
Johnston Press		5,300	44,070
LogicaCMG		7,900	36,141
Northern Rock		5,700	72,607
Reckitt Benckiser		4,275	96,471
Royal Bank of Scotland		4,515	132,678
Shell Transport & Trading		12,400	91,982
Shire Pharmaceuticals		7,200 [a]	69,734
Tesco		13,100	60,281
Vodafone		105,150	259,998
			1,889,328

Total Investments (cost $	6,044,419)	95.9%	8,219,922
Cash and Receivables (Net)		4.1%	348,072
Net Assets		100.0%	8,567,994

a Non-income producing.

See notes to financial statements.

The Portfolio

11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	6,044,419	8,219,922
Cash		327,473
Receivable for shares of Beneficial Interest subscribed		51,288
Dividends receivable		11,495
		8,610,178

Liabilities ($):
Due to The Dreyfus Corporation and affiliates		3,781
Payable for shares of Beneficial Interest redeemed		43
Accrued expenses		38,360
		42,184

Net Assets ( $)		8,567,994

Composition of Net Assets ($):
Paid-in capital		13,885,305
Accumulated undistributed investment income—net		45,061
Accumulated net realized gain (loss) on investments		(7,538,500)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		2,176,128

Net Assets ( $)		8,567,994

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	6,483,004	2,084,990
Shares Outstanding	547,847	176,092

Net Asset Value Per Share ($)	11.83	11.84

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment Income ( $):
Income:
Cash dividends (net of $17,490 foreign taxes withheld at source)	142,357
Interest	2,538
Total Income	144,895
Expenses:
Investment advisory fee—Note 3(a)	67,308
Custodian fees	35,724
Auditing fees	28,861
Prospectus and shareholders’ reports	11,232
Shareholder servicing costs—Note 3(b)	6,017
Trustees’ fees and expenses—Note 3(c)	4,403
Distribution fees—Note 3(b)	4,140
Legal fees	582
Loan commitment fees—Note 2	71
Miscellaneous	8,243
Total Expenses	166,581
Less—waiver of fees and assumption of expenses
by The Dreyfus Corporation due to undertaking—Note 3(a)	(65,548)
Net Expenses	101,033
Investment Income—Net	43,862

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,155,323)
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	3,257,912
Net Realized and Unrealized Gain (Loss) on Investments	2,102,589
Net Increase in Net Assets Resulting from Operations	2,146,451

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

Operations ($):
Investment income—net	43,862	5,494
Net realized gain (loss) on investments	(1,155,323)	(1,268,084)
Net unrealized appreciation
(depreciation) on investments	3,257,912	(1,548,573)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,146,451	(2,811,163)

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(4,665)	—
Service shares	(1,527)	—
Total Dividends	(6,192)	—

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	929,977	1,670,744
Service shares	479,873	1,034,932
Dividends reinvested:
Initial shares	4,665	—
Service shares	1,527	—
Cost of shares redeemed:
Initial shares	(1,166,915)	(3,403,241)
Service shares	(527,111)	(388,952)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(277,984)	(1,086,517)
Total Increase (Decrease) in Net Assets	1,862,275	(3,897,680)

Net Assets ($):
Beginning of Period	6,705,719	10,603,399
End of Period	8,567,994	6,705,719
Undistributed investment income—net	45,061	6,617

14

	Year Ended December 31,

	2003	2002

Capital Share Transactions:
Initial Shares
Shares sold	88,501	174,994
Shares issued for dividends reinvested	576	—
Shares redeemed	(126,612)	(349,506)
Net Increase (Decrease) in Shares Outstanding	(37,535)	(174,512)

Service Shares
Shares sold	49,540	98,115
Shares issued for dividends reinvested	188	—
Shares redeemed	(57,385)	(39,948)
Net Increase (Decrease) in Shares Outstanding	(7,657)	58,167

See notes to financial statements.

The Portfolio

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	8.72	11.97	17.00	21.65	14.36
Investment Operations:
Investment income (loss)—net[a]	.06	.01	(.02)	.00[b]	(.02)
Net realized and unrealized
gain (loss) on investments	3.06	(3.26)	(5.00)	(3.55)	8.73
Total from Investment Operations	3.12	(3.25)	(5.02)	(3.55)	8.71
Distributions:
Dividends from investment income—net	(.01)	—	(.01)	—	—
Dividends from net realized
gain on investments	—	—	—	(1.10)	(1.42)
Total Distributions	(.01)	—	(.01)	(1.10)	(1.42)
Net asset value, end of period	11.83	8.72	11.97	17.00	21.65

Total Return (%)	35.81	(27.15)	(29.56)	(17.41)	60.69

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income (loss)
to average net assets	.66	.06	(.13)	.02	(.11)
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.91	.51	.72	.57	2.27
Portfolio Turnover Rate	145.42	226.63	201.61	171.34	190.80

Net Assets, end of period ($ x 1,000)	6,483	5,103	9,099	11,888	4,608
a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

16

		Year Ended December 31,

Service Shares	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	8.72	11.98	17.00	17.00
Investment Operations:
Investment income (loss)—net	.06[b]	.01[b]	(.06)[b]	—
Net realized and unrealized
gain (loss) on investments	3.07	(3.27)	(4.95)	—
Total from Investment Operations	3.13	(3.26)	(5.01)	—
Distributions:
Dividends from investment income—net	(.01)	—	(.01)	—
Net asset value, end of period	11.84	8.72	11.98	17.00

Total Return (%)	35.92	(27.21)	(29.50)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.50	1.50	1.50	—
Ratio of net investment income (loss)
to average net assets	.64	.05	(.46)	—
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	1.16	.76	1.05	—
Portfolio Turnover Rate	145.42	226.63	201.61	171.34

Net Assets, end of period ($ x 1,000)	2,085	1,602	1,504	1
a	The portfolio commenced offering Service shares on December 31, 2000.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

The Portfolio

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Founders International Equity Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide long-term growth of capital. The Dreyfus Corporation (“Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (“Founders”) serves as the portfolio’s sub-investment adviser. Founders is a wholly-owned subsidiary of Mellon.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

       Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

The Portfolio

19

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,223 during the period ended December 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $45,061, accumulated capital losses $7,518,512 and unrealized appreciation $2,156,140.

The accumulated capital loss carryover is available to be applied against

20

future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $390,202 of the carryover expires in fiscal 2008, $4,125,982 expires in fiscal 2009, $1,508,081 expires in fiscal 2010 and $1,494,247 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2003 and December 31, 2002, were as follows: ordinary income $6,192 and $0, respectively.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $774, decreased accumulated net realized gain (loss) on investments by $1,198 and increased paid-in capital by $424. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2003, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2003 to December 31, 2004, to

The Portfolio

21

NOTES TO FINANCIAL STATEMENTS (continued)

waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2003, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $65,548, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.35 of 1%
$100 million to $1 billion	.30 of 1%
$1 billion to $1.5 billion	.26 of 1%
In excess of $1.5 billion	.20 of 1%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2003, Service shares were charged $4,140 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $142 pursuant to the transfer agency agreement.

22

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2003, amounted to $9,498,728 and $9,772,955, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $6,064,407; accordingly, accumulated net unrealized appreciation on investments was $2,155,515, consisting of $2,176,920 gross unrealized appreciation and $21,405 gross unrealized depreciation.

The Portfolio

23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Investment Portfolios,
Founders International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders International Equity Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility to express an opinion on these financial statements and financial high lights based on our audits.

We conducted our audits in accordance with auditing standards gen erally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state ments and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting princi ples used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios,Founders International Equity Portfolio at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2004

24

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2003:

  the total amount of taxes paid to foreign countries was $17,490.
  the total amount of income sourced from foreign countries was $61,123.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2003 calendar year with Form 1099-DIV which will be mailed by January 31, 2004.

The Portfolio 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Lucy Wilson Benson (76)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps, Director
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Vice Chairperson
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 39

26

David W. Burke (67)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83

———————
Whitney I. Gerard (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 37

———————
Arthur A. Hartman (77)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates, Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 37

———————
George L. Perry (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
Other Board Memberships and Affiliations:
• State Farm Mutual Automobile Association, Director
• State Farm Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Portfolio 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 185 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 185 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 26 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 81 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 194 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

28

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

The Portfolio 29

For More Information

To obtain information:

By telephone

Call

1-800-554-4611 or 516-338-3300

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

Dreyfus
Investment Portfolios,
Founders International
Equity Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Founders Asset Management LLC
Founders Financial Center
2930 East Third Avenue
Denver, CO 80206

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

© 2004 Dreyfus Service Corporation 177AR1203

Dreyfus
Investment Portfolios,
MidCap Stock Portfolio

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because invest-
ment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
25	Report of Independent Auditors
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios, MidCap Stock Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John O’Toole.

Despite headwinds caused by economic and geopolitical uncertainty early in the year, stocks generally bounced back in 2003, with many stock market indexes generating their first full calendar year of gains since 1999. The combination of historically low interest rates, lower federal income tax rates, progress in the war on terrorism and above-trend economic growth during the second half of the year helped propel stock prices higher.

While stocks in general may no longer be priced as attractively as they were at the start of the year, we believe that market fundamentals remain favorable based on recent forecasts of continued economic growth. However, our optimism is tempered by the understanding that some companies, industries and market sectors always perform better than others.As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

January 15, 2004

2

DISCUSSION OF PERFORMANCE

John O’Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2003, the portfolio’s Initial shares produced a total return of 31.72%, and its Service shares produced a total return of 31.48%.1 This compares with the total return of 35.62% provided by the portfolio’s benchmark, the Standard & Poor’s MidCap 400 Index, for the same period.2

These returns reflect generally positive conditions for stocks, which were bolstered by an improving U.S. economy and the reduction of major combat operations in Iraq. In general, midcap stocks benefited from these conditions to an even greater extent than their large-cap counterparts, and the portfolio participated in this trend to a significant degree. However, the market’s greatest gains were concentrated among volatile stocks with what we believe to be lower-quality business fundamentals. The portfolio’s disciplined investment approach generally leads us to avoid such investments, which is primarily why the portfolio’s total returns trailed the benchmark.

What is the portfolio’s investment approach?

The portfolio invests in a blend of growth and value stocks of mid-capitalization companies, chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as attractive, neutral or unattractive investments, based on more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. We establish weightings for each input based on our analysis of which factors are being rewarded by

The Portfolio

3

DISCUSSION OF PERFORMANCE (continued)

investors, and make adjustments along the way for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow factor.

Next, our investment management team conducts fundamental research on each stock, which ultimately results in the buy-and-sell recommendations. We seek to have the portfolio own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio’s performance.

What other factors influenced the portfolio’s performance?

As investors became less risk-averse in an improving economy, they turned to stocks that had performed poorly during the bear market. As a result, technology stocks produced some of the market’s and the portfolio’s greatest gains. Some of the portfolio’s top technology performers, such as SanDisk, achieved significant returns during the reporting period. However, the portfolio did not own several more speculative, midcap technology stocks that also provided strong returns. As a result, the portfolio’s technology returns lagged those of the benchmark.

Disappointments related to company-specific situations among a handful of holdings in other industry groups further undermined the portfolio’s performance compared to its benchmark. Most notably, relative performance suffered due to investments in Valassis Communications (marketing services); Pharmaceutical Product Development (drug development support); WebMD (health care information and technology); and Hilb, Rogal and Hamilton (insurance). In each of these cases, unanticipated financial or business setbacks prevented the stock from fully sharing in the market’s rise. We have carefully evaluated the reasons for each stock’s underperformance and the likelihood of its recovery in deciding whether to retain or sell the position.

The portfolio delivered relatively strong returns with its investments in

4

the energy sector, which benefited from rising commodity prices.Top holdings in the energy group focused on domestic exploration and production companies, such as Patina Oil & Gas and XTO Energy. In the financial services area, the portfolio outperformed its benchmark by targeting beneficiaries of the home refinancing boom, such as Countrywide Financial, as well as regional banks, such as Doral Financial, that prospered in a favorable interest-rate environment. Finally, in the health care sector, investments in profitable biotechnol-ogy companies such as Gilead Sciences, and specialty drug developers such as Valeant Pharmaceuticals International, also contributed positively to the portfolio’s performance.

What is the portfolio’s current strategy?

We continue to find opportunities that we believe offer attractive investment potential within the stock market’s mid-capitalization range. At the same time, the portfolio remains focused on midcap stocks, which we continue to believe offer greater opportunities for capital appreciation than their large-cap counterparts and lower risks of failure than most small-cap stocks.

January 15, 2004

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.

The Portfolio

5

PORTFOLIO PERFORMANCE

Average Annual Total Returns	as of 12/31/03
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/98	31.72%	6.00%	4.79%
Service shares	5/1/98	31.48%	5.90%	4.71%

The data for Service shares primarily represents the results of Initial shares.Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, MidCap Stock Portfolio on 5/1/98 (inception date of Initial shares) to a $10,000 investment made in the Standard Poor’s MidCap 400 Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2003 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market and does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio

7

STATEMENT OF INVESTMENTS

December 31, 2003

Common Stocks—97.7%	Shares	Value ($)

Consumer Cyclical—14.0%
Abercrombie & Fitch, Cl. A	57,900 [a]	1,430,709
ArvinMeritor	133,300	3,215,196
Aztar	50,900 [a]	1,145,250
Bob Evans Farms	57,900	1,879,434
Borders Group	84,200	1,845,664
Brinker International	63,200 [a]	2,095,712
CBRL Group	35,100	1,342,926
Chico’s FAS	61,400 [a]	2,268,730
Claire’s Stores	143,900	2,711,076
Coach	133,300 [a]	5,032,075
Columbia Sportswear	28,100 [a]	1,531,450
GTECH Holdings	78,900	3,904,761
Gentex	64,900 [b]	2,865,984
HON Industries	36,900	1,598,508
Magna International, Cl. A	20,200	1,617,010
Michaels Stores	49,100	2,170,220
Mohawk Industries	43,900 [a]	3,096,706
Movie Gallery	47,400	885,432
Pep Boys-Manny, Moe & Jack	70,200 [b]	1,605,474
Pier 1 Imports	91,300	1,995,818
Ross Stores	91,200	2,410,416
Ruby Tuesday	54,400	1,549,856
Zale	40,400 [a]	2,149,280
		50,347,687
Consumer Staples—3.4%
Blyth	38,500	1,240,470
Bunge Limited	26,300	865,796
Dial	56,000	1,594,320
Fresh Del Monte Produce	31,600 [b]	753,028
Helen of Troy	40,300 [a]	932,945
Jarden	39,500 [a]	1,079,930
Pactiv	77,200 [a]	1,845,080
Pilgrim’s Pride	73,700	1,203,521
Sensient Technologies	64,900	1,283,073
Smithfield Foods	68,400 [a]	1,415,880
		12,214,043

8

Common Stocks (continued)	Shares	Value ($)

Energy—7.6%
Energen	40,400	1,657,612
Houston Exploration	48,900 [a]	1,785,828
Oil States International	159,400 [a]	2,222,036
Patina Oil & Gas	52,600	2,576,874
Patterson-UTI Energy	67,500 [a]	2,222,100
Questar	75,400	2,650,310
Southwestern Energy	70,200 [a]	1,677,780
Sunoco	26,300	1,345,245
Unit	94,700 [a]	2,230,185
Valero Energy	100,000	4,634,000
XTO Energy	147,900	4,185,570
		27,187,540
Health Care—12.4%
Apria Healthcare Group	75,400 [a]	2,146,638
Beckman Coulter	50,900	2,587,247
Coventry Health Care	61,400 [a]	3,959,686
First Health Group	75,400 [a]	1,467,284
Gilead Sciences	57,100 [a]	3,319,794
Health Net	98,200 [a]	3,211,140
Henry Schein	42,100 [a]	2,845,118
Hillenbrand Industries	29,800	1,849,388
Invitrogen	17,500 [a]	1,225,000
Kos Pharmaceuticals	50,900 [a,b]	2,190,736
Martek Biosciences	22,800 [a]	1,481,316
Millipore	22,800 [a]	981,540
Mylan Laboratories	142,100	3,589,446
Oxford Health Plans	66,700	2,901,450
Pharmaceutical Resources	28,100 [a]	1,830,715
STERIS	75,400 [a]	1,704,040
Select Medical	84,200	1,370,776
Valeant Pharmaceuticals	117,500 [b]	2,955,125
Varian Medical Systems	43,900 [a]	3,033,490
		44,649,929
Interest Sensitive—20.3%
Affiliated Managers Group	29,800 [a,b]	2,073,782
Associated Banc-Corp	64,900	2,767,985

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Bank of Hawaii	52,300	2,207,060
Bear Stearns Cos.	26,300	2,102,685
City National	45,600	2,832,672
Commerce Bancshares	47,900	2,348,058
Countrywide Financial	1	50
Dime Bancorp (warrants)	19,900 [a]	3,383
Doral Financial	89,500	2,889,060
E*TRADE Financial	296,500 [a]	3,750,725
Everest Re Group	31,600	2,673,360
Fidelity National Financial	105,300	4,083,534
First American	91,200	2,715,024
First Tennessee National	45,600	2,010,960
GreenPoint Financial	65,800	2,324,056
Hibernia CI. A	138,600	3,258,486
IPC Holdings	42,100	1,639,374
Knight Trading Group	103,200 [a]	1,510,848
Legg Mason	28,100	2,168,758
Marshall & Ilsley	25,600	979,200
National Commerce Financial	131,600	3,590,048
New Century Financial	39,500 [b]	1,566,965
New York Community Bancorp	126,300	4,805,715
Northwest Bancorp	43,900	937,704
Nuveen Investments	52,600	1,402,316
Old Republic International	129,000	3,271,440
Popular	43,900	1,972,866
RenaissanceRe Holdings	31,600	1,549,980
Sky Financial Group	80,700	2,093,358
South Financial Group	69,600	1,939,056
Sovereign Bancorp	113,300	2,690,875
T. Rowe Price Group	35,100	1,664,091
Zions Bancorporation	24,700	1,514,851
		73,338,325
Internet Related—.7%
CheckFree	47,400 [a]	1,310,610
United Online	76,300 [a,b]	1,281,077
		2,591,687

10

Common Stocks (continued)	Shares	Value ($)

Producer Goods—12.9%
American Power Conversion	70,200	1,716,390
Bemis	31,600	1,580,000
Briggs & Stratton	19,300	1,300,820
C.H. Robinson Worldwide	54,400	2,062,304
Carlisle Cos.	29,900	1,819,714
Cooper Industries, Cl. A	31,600	1,830,588
Crane	54,400	1,672,256
Cytec Industries	52,600 [a]	2,019,314
Energizer Holdings	59,600 [a]	2,238,576
Harsco	42,100	1,844,822
Hovnanian Enterprises, Cl. A	24,600 [a]	2,141,676
J. B. Hunt Transport Services	45,600 [a]	1,231,656
KB Home	26,700	1,936,284
Landstar System	31,600 [a]	1,202,064
Lennar, Cl. A	45,600	4,377,600
Lubrizol	59,600	1,938,192
Monsanto	42,100	1,211,638
Pall	52,600	1,411,258
Phelps Dodge	22,800 [a]	1,734,852
Precision Castparts	63,200	2,869,912
RPM International	84,200	1,385,932
Ryland Group	14,000	1,240,960
Sigma-Aldrich	31,600	1,806,888
United Stationers	35,100 [a]	1,436,292
York International	68,400	2,517,120
		46,527,108
Services—9.6%
Affiliated Computer Services	54,400 [a]	2,962,624
Convergys	70,200 [a]	1,225,692
Corinthian Colleges	38,600 [a]	2,144,616
Cox Radio, Cl. A	57,900 [a]	1,460,817
Deluxe	36,800	1,520,944
Engineered Support Systems	28,000	1,541,680
Entercom Communications	38,600 [a]	2,044,256
FTI Consulting	50,000 [a]	1,168,500
FactSet Research Systems	38,600	1,474,906

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Services (continued)
ITT Educational Services	38,600 [a]	1,813,042
Manpower	50,900	2,396,372
Moody’s	19,300	1,168,615
Pharmaceutical Product Development	46,500 [a]	1,254,105
Rent-A-Center	52,600 [a]	1,571,688
Republic Services	117,500	3,011,525
SunGard Data Systems	75,400 [a]	2,089,334
Valassis Communications	70,200 [a]	2,060,370
Washington Post, Cl. B	3,600	2,849,040
Wireless Facilities	56,100 [a]	833,646
		34,591,772
Technology—13.4%
Adobe Systems	24,600	966,780
Altera	68,400 [a]	1,552,680
Amkor Technology	128,700 [a]	2,343,627
Avaya	73,000 [a]	944,620
Avid Technology	43,900 [a]	2,107,200
Benchmark Electronics	63,300 [a]	2,203,473
Citrix Systems	80,700 [a]	1,711,647
Digital River	29,800 [a]	658,580
Garmin	38,600 [b]	2,102,928
Integrated Circuit Systems	78,900 [a]	2,247,861
International Rectifier	45,600 [a]	2,253,096
MEMC Electronic Materials	108,800 [a]	1,046,656
Macrovision	87,700 [a]	1,981,143
Microchip Technology	77,200	2,575,392
National Semiconductor	59,600 [a]	2,348,836
Plantronics	80,700 [a]	2,634,855
QLogic	40,400 [a]	2,084,640
Reynolds & Reynolds, Cl. A	57,900	1,681,995
SanDisk	66,700 [a]	4,078,038
Sanmina-SCI	231,600 [a]	2,920,476
Scientific-Atlanta	61,400	1,676,220
Storage Technology	103,500 [a]	2,665,125
Take-Two Interactive Software	40,400 [a]	1,163,924
Western Digital	200,000 [a]	2,358,000
		48,307,792

12

Common Stocks (continued)	Shares	Value ($)

Utilities—3.4%
Great Plains Energy	91,200	2,901,984
Hawaiian Electric Industries	49,100	2,325,867
Northeast Utilities	56,700	1,143,639
SCANA	87,700	3,003,725
WPS Resources	63,200 [b]	2,921,736
		12,296,951
Total Common Stocks
(cost $285,803,069)		352,052,834

			Principal
Short-Term Investments—4.2%			Amount ($)	Value ($)

Repurchase Agreement;
Greenwich Capital Markets, Tri-Party
Repurchase Agreement, .85%, dated
12/31/2003, due 1/2/2004, in the amount
of $15,164,074 (fully collateralized by
$15,450,000 U.S. Treasury Notes,
4.25%, 11/15/2013, value $		15,467,919)
(cost $	15,163,000)		15,163,000	15,163,000

Investment of Cash Collateral
for Securities Loaned—3.9%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	14,048,976)		14,048,976	14,048,976

Total Investments (cost $		315,015,045)	105.8%	381,264,810
Liabilities, Less Cash and Receivables			(5.8%)	(20,788,279)
Net Assets			100.0%	360,476,531

a Non-income producing. b A portion of these securities are on loan.At December 31, 2003, the total market value of the portfolio’s securities on loan is $13,413,651 and the total market value of the collateral held by the portfolio is $14,048,976.

See notes to financial statements.

The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $13,413,651)—Note 1(b)	315,015,045	381,264,810
Cash		247,566
Receivable for investment securities sold		10,355,201
Dividends and interest receivable		178,798
Receivable for shares of Beneficial Interest subscribed		66,678
		392,113,053

Liabilities ($):
Due to The Dreyfus Corporation and affiliates		252,171
Payable for investment securities purchased		16,916,030
Liability for securities on loan—Note 1(b)		14,048,976
Payable for shares of Beneficial Interest redeemed		355,695
Accrued expenses		63,650
		31,636,522

Net Assets ( $)		360,476,531

Composition of Net Assets ($):
Paid-in capital		317,876,435
Accumulated undistributed investment income—net		22,144
Accumulated net realized gain (loss) on investments		(23,671,813)
Accumulated net unrealized appreciation
(depreciation) on investments		66,249,765

Net Assets ( $)		360,476,531

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	302,252,713	58,223,818
Shares Outstanding	19,108,645	3,690,931

Net Asset Value Per Share ($)	15.82	15.77

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment Income ( $):
Income:
Cash dividends (net of $4,940 foreign taxes withheld at source)	2,977,923
Income from securities lending	99,204
Interest	72,832
Total Income	3,149,959
Expenses:
Investment advisory fee—Note 3(a)	2,091,663
Distribution fees—Note 3(b)	87,138
Professional fees	62,594
Prospectus and shareholders’ reports	52,418
Custodian fees—Note 3(b)	32,325
Shareholder servicing costs—Note 3(b)	16,686
Trustees’ fees and expenses—Note 3(c)	5,244
Miscellaneous	12,482
Total Expenses	2,360,550
Less—waiver of fees due to undertaking—Note 3(a)	(21,504)
Net Expenses	2,339,046
Investment Income—Net	810,913

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,408,572
Net unrealized appreciation (depreciation) on investments	68,768,258
Net Realized and Unrealized Gain (Loss) on Investments	78,176,830
Net Increase in Net Assets Resulting from Operations	78,987,743

See notes to financial statements.

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

Operations ($):
Investment income—net	810,913	710,573
Net realized gain (loss) on investments	9,408,572	(23,480,437)
Net unrealized appreciation (depreciation)
on investments	68,768,258	(13,210,329)
Net Increase (Decrease) in Net Assets
Resulting from Operations	78,987,743	(35,980,193)

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(728,922)	(657,623)
Service shares	(81,129)	(41,127)
Total Dividends	(810,051)	(698,750)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	47,304,668	101,318,850
Service shares	32,894,299	13,400,255
Dividends reinvested:
Initial shares	728,922	657,623
Service shares	81,129	41,127
Cost of shares redeemed:
Initial shares	(32,010,864)	(30,248,497)
Service shares	(3,406,244)	(2,575,825)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	45,591,910	82,593,533
Total Increase (Decrease) in Net Assets	123,769,602	45,914,590

Net Assets ($):
Beginning of Period	236,706,929	190,792,339
End of Period	360,476,531	236,706,929
Undistributed investment income—net	22,144	19,570

16

	Year Ended December 31,

	2003	2002

Capital Share Transactions:
Initial Shares
Shares sold	3,369,757	7,374,719
Shares issued for dividends reinvested	47,166	54,017
Shares redeemed	(2,451,003)	(2,404,341)
Net Increase (Decrease) in Shares Outstanding	965,920	5,024,395

Service Shares
Shares sold	2,410,994	1,006,141
Shares issued for dividends reinvested	5,260	3,385
Shares redeemed	(250,075)	(193,139)
Net Increase (Decrease) in Shares Outstanding	2,166,179	816,387

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.
		Year Ended December 31,

Initial Shares	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	12.04	13.80	14.29	13.44	12.16
Investment Operations:
Investment income—net[a]	.04	.04	.03	.05	.03
Net realized and unrealized
gain (loss) on investments	3.78	(1.76)	(.50)	1.05	1.28
Total from Investment Operations	3.82	(1.72)	(.47)	1.10	1.31
Distributions:
Dividends from investment income—net	(.04)	(.04)	(.02)	(.03)	(.03)
Dividends from net realized
gain on investments	—	—	—	(.13)	—
Dividends in excess of net realized
gain on investments	—	—	—	(.09)	—
Total Distributions	(.04)	(.04)	(.02)	(.25)	(.03)
Net asset value, end of period	15.82	12.04	13.80	14.29	13.44

Total Return (%)	31.72	(12.49)	(3.26)	8.28	10.82

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.82	.85	.89	.98	.97
Ratio of net investment income
to average net assets	.32	.32	.24	.34	.26
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	—	—	—	.06	.49
Portfolio Turnover Rate	74.15	69.15	76.37	102.89	77.73

Net Assets, end of period ($ x 1,000)	302,253	218,387	181,028	76,784	15,563

a Based on average shares outstanding at each month end. See notes to financial statements.

18

		Year Ended December 31,

Service Shares	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	12.02	13.78	14.29	14.29
Investment Operations:
Investment income—net	.02[b]	.02[b]	.01[b]	—
Net realized and unrealized
gain (loss) on investments	3.75	(1.75)	(.50)	—
Total from Investment Operations	3.77	(1.73)	(.49)	—
Distributions:
Dividends from investment income—net	(.02)	(.03)	(.02)	—
Net asset value, end of period	15.77	12.02	13.78	14.29

Total Return (%)	31.48	(12.64)	(3.36)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.00	1.00	1.00	—
Ratio of net investment income
to average net assets	.12	.15	.07	—
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.06	.10	.17	—
Portfolio Turnover Rate	74.15	69.15	76.37	102.89

Net Assets, end of period ($ x 1,000)	58,224	18,320	9,764	1

a The portfolio commenced offering Service shares on December 31, 2000. b Based on average shares outstanding at each month end.

See notes to financial statements.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the MidCap Stock Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index.The Dreyfus Corporation (the “Manager”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

20

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio’s Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The Portfolio

21

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company,if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $22,144, accumulated capital losses $23,577,097 and unrealized appreciation $66,155,049.

22

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $1,617,358 of the carryover expires in fiscal 2009 and $21,959,739 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2003 and December 31, 2002 were as follows: ordinary income $810,051 and $698,750, respectively.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $1,712 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2003, the portfolio did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2003, the Manager waived receipt of fees of $21,504, pursuant to the undertaking.

The Portfolio

23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2003, Service shares were charged $87,138 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $719 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $32,325 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2003, amounted to $244,360,333 and $202,055,362, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $315,109,761; accordingly, accumulated net unrealized appreciation on investments was $66,155,049, consisting of $68,780,092 gross unrealized appreciation and $2,625,043 gross unrealized depreciation.

24

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2004

The Portfolio 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2003 as qualifying for the corporate dividends received deduction.

26

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Lucy Wilson Benson (76)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps, Director
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Vice Chairperson
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 39

The Portfolio 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (67)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83

———————
Whitney I. Gerard (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 37

———————
Arthur A. Hartman (77)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates, Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 37

———————
George L. Perry (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
Other Board Memberships and Affiliations:
• State Farm Mutual Automobile Association, Director
• State Farm Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

28

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 58 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 81 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

The Portfolio

29

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

30

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

NOTES

For More Information

Dreyfus
Investment Portfolios,
MidCap Stock Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 174AR1203

Dreyfus
Investment Portfolios,
Small Cap Stock Index
Portfolio

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
7	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
30	Notes to Financial Statements
35	Report of Independent Auditors
36	Important Tax Information
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Thomas Durante, who became the sole portfolio manager on September 15, 2003.

Despite headwinds caused by economic and geopolitical uncertainty early in the year, stocks generally bounced back in 2003, with many stock market indexes generating their first full calendar year of gains since 1999. The combination of historically low interest rates, lower federal income tax rates, progress in the war on terrorism and above-trend economic growth during the second half of the year helped propel stock prices higher.

While stocks in general may no longer be priced as attractively as they were at the start of the year, we believe that market fundamentals remain favorable based on recent forecasts of continued economic growth. However, our optimism is tempered by the understanding that some companies, industries and market sectors always perform better than others.As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

January 15, 2004

2

DISCUSSION OF PERFORMANCE

Thomas Durante, Portfolio Manager

How did Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2003, the portfolio’s Service shares produced a total return of 37.78%.1 In comparison, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), produced a 38.79% return for the same period.2,3

We attribute the portfolio’s performance to an improvement in investor sentiment, particularly during the second through fourth quarters of 2003, caused by an improving U.S. economy and easing geopolitical concerns.The difference in returns between the portfolio and the S&P 600 Index was primarily due to the portfolio’s expenses, sampling strategy and transaction costs.

What is the portfolio’s investment approach?

The portfolio seeks to match the total return of the S&P 600 Index. To pursue this goal, the portfolio invests in a representative sample of stocks included in the S&P 600 Index and in futures whose performance is related to the S&P 600 Index.

The portfolio’s investments are selected by a “sampling” process based on market capitalization, industry representation and other means. By using this sampling process, the portfolio typically will not invest in all 600 stocks in the S&P 600 Index. However, at times, the portfolio may be fully invested in all of the stocks that comprise the S&P 600 Index. Under these circumstances, the portfolio maintains approximately the same weighting for each stock as the S&P 600 Index does.

The S&P 600 Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $70 million and approximately $5.2 billion, depending on S&P 600 Index composition. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the S&P 600 Index

The Portfolio

3

DISCUSSION OF PERFORMANCE (continued)

than smaller ones. The portfolio may also invest in stock futures as a substitute for the sale or purchase of securities.

What other factors influenced the portfolio’s performance?

When 2003 began, many investors had curtailed their investments in stocks, partly due to the uncertainties leading up to the war with Iraq. However, by the spring, when it became clear that major combat would be concluded quickly, investors apparently felt more comfortable putting some of their assets to work in the stock market.

Although all capitalization ranges fared well during the year, investors appeared to be particularly attracted to small-cap stocks, where many companies historically have offered higher potential growth rates than more mature, large-cap companies. In addition, small-cap stocks historically have tended to produce higher returns than large-cap stocks during the early stages of an economic recovery.True to form, small-cap stocks generally posted higher returns than their mid- and large-cap counterparts when the U.S. economy began to recover in 2003.

Technology stocks made particularly positive contributions to the portfolio’s performance.Semiconductor and electronic equipment companies led the sector’s rebound when corporations resumed capital spending, and consumer demand improved for products such as flat screen televisions, wireless networking equipment and global positioning systems.

Consumer cyclical stocks represented the second greatest contributor to the portfolio’s returns. A number of economically sensitive, consumer-related businesses fared well, including clothing stores, specialty retail shops and various travel-related companies, such as recreational vehicle manufacturers, leisure goods providers, casinos, hotels and restaurants.

Low interest rates helped fuel continued growth in homebuilding firms. Smaller banks and thrifts also flourished in the low interest-rate environment, benefiting from rising loan demand from commercial and retail customers in their local markets. In contrast, many large-cap banks derive their revenues from overseas markets and asset management clients.

While no industry groups within the S&P 600 Index posted negative returns, several of the portfolio’s sectors trailed their corresponding

4

areas within the benchmark. For example, some small-cap telecommunications stocks, food and beverage stocks and utilities stocks disappointed. In most cases, investments in companies with more stable earnings and better balance sheets were not rewarded during this reporting period. Instead, investors seemed to prefer more speculative stocks that had performed poorly during the three-year bear market.

What is the portfolio’s current strategy?

As an index fund, our strategy remains the same: to attempt to replicate the returns of the small-cap market as represented by the S&P 600 Index. We have been pleased with the recent strong performance of small-cap stocks, and we have noted that the rebound broadened during the year to include a greater number of stocks and industry groups. However, we remain aware that the stock market has been subject to heightened volatility for some time now. In our view, one of the greatest benefits of broadly diversified index funds is that they can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

January 15, 2004

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.

3	“Standard & Poor’s,”“S&P,”“S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the portfolio.The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio.

The Portfolio 5

PORTFOLIO PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio on 5/1/02 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.The portfolio is subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. The Index does not take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns	as of 12/31/03
	Inception		From
	Date	1 Year	Inception

Portfolio	5/1/02	37.78%	3.40%

STATEMENT OF INVESTMENTS

December 31, 2003

Common Stocks—99.6%	Shares	Value ($)

Alcohol & Tobacco—.1%
DIMON	17,800	120,150
Consumer Cyclical—18.8%
A.T. Cross, Cl. A	5,900 [a]	39,353
Action Performance Cos.	8,200	160,720
Advanced Marketing Services	9,100	103,740
Albany International, Cl. A	14,400	488,160
Angelica	4,200	92,400
AnnTaylor Stores	18,650 [a]	727,350
Applica	9,800	74,480
Arctic Cat	9,300	229,710
Argosy Gaming	12,800 [a]	332,672
Ashworth	1,600 [a]	12,912
Atlantic Coast Airlines Holdings	20,200 [a]	199,980
Aztar	14,800 [a]	333,000
Bally Total Fitness Holdings	16,000 [a]	112,000
Bassett Furniture	4,800	79,200
Brown Shoe	8,000	303,440
Burlington Coat Factory Warehouse	19,400	410,504
CEC Entertainment	11,200 [a]	530,768
CPI	3,800	76,798
Casey’s General Stores	21,300	376,158
Cato, Cl. A	8,000	164,000
Children’s Place Retail Stores	10,600 [a]	283,338
Christopher & Banks	15,950	311,504
Coachmen Industries	6,100	110,471
Concord Camera	7,500 [a]	69,375
Cost Plus	7,800 [a]	319,800
Department 56	6,600 [a]	86,460
Dress Barn	11,500 [a]	172,385
Duane Reade	6,300 [a]	106,596
Electronics Boutique Holdings	9,500 [a]	217,455
Enesco Group	6,800 [a]	70,176
Ethan Allen Interiors	15,100	632,388
Fedders	10,000	72,000
Fedders-Rights	9,400 [a]	564

The Portfolio 7

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Cyclical (continued)
Fleetwood Enterprises	10,800 [a]	110,808
Fossil	18,600 [a]	520,986
Fred’s	14,100	436,818
Frontier Airlines	10,800 [a]	154,008
GenCorp	17,000	183,090
Genesco	8,900 [a]	134,657
Goody’s Family Clothing	15,600	146,016
Great Atlantic & Pacific	11,400 [a]	95,760
Group 1 Automotive	10,100 [a]	365,519
Guitar Center	9,500 [a]	309,510
Gymboree	13,300 [a]	229,159
Haggar	1,300	25,363
Hancock Fabrics	7,500	108,600
Harman International Industries	26,300	1,945,674
Haverty Furniture	9,400	186,684
Hot Topic	19,550 [a]	575,943
Huffy	3,100 [a]	16,275
IHOP	8,700	334,776
Insight Enterprises	19,000 [a]	357,200
Interface, Cl. A	15,500 [a]	85,715
Intermet	4,900	26,607
J. Jill Group	5,100 [a]	64,821
JAKKS Pacific	10,100 [a]	132,916
Jack in the Box	15,500 [a]	331,080
Jo-Ann Stores	9,625 [a]	196,350
K-Swiss	15,000	360,900
K2	14,100 [a]	214,461
Kellwood	11,400	467,400
La-Z Boy	21,600	453,168
Landry’s Restaurants	11,000	282,920
Linens ‘n Things	16,700 [a]	502,336
Lone Star Steakhouse & Saloon	9,600	222,528
Marcus	13,000	213,200
Men’s Wearhouse	15,800 [a]	395,158
Mesa Air Group	16,000 [a]	200,320

8

Common Stocks (continued)	Shares	Value ($)

Consumer Cyclical (continued)
Midas	2,600 [a]	37,180
Monaco Coach	11,700 [a]	278,460
Movie Gallery	14,100	263,388
NBTY	26,500 [a]	711,790
National Presto Industries	3,400	122,910
Nautilus Group	13,800	193,890
O’Charleys	8,200 [a]	147,190
Oshkosh B’Gosh	4,000	85,840
Oshkosh Truck	14,700	750,141
Oxford Industries	7,200	243,936
P.F. Chang’s China Bistro	9,500 [a]	483,360
Pacific Sunwear of California	32,525	686,928
Panera Bread, Cl. A	10,800 [a]	426,924
Papa John’s International	8,300 [a]	277,054
Pep Boys-Manny, Moe & Jack	23,000	526,010
Phillips-Van Heusen	10,000	177,400
Pinnacle Entertainment	4,900 [a]	45,668
Polaris Industries	9,100	806,078
Prime Hospitality	15,600 [a]	159,120
Quiksilver	23,900 [a]	423,747
RARE Hospitality International	12,150 [a]	296,946
Russ Berrie & Co.	8,600	291,540
Russell	13,400	235,304
Ryan’s Family Steak House	18,000 [a]	272,520
SCP Pool	14,350	468,958
Salton	5,900 [a]	76,995
School Specialty	7,500 [a]	255,075
ShopKo Stores	12,800 [a]	195,200
Shuffle Master	7,400 [a]	256,188
SkyWest	21,000	380,520
Sonic	16,500 [a]	505,230
Steak & Shake Co.	10,200 [a]	182,070
Standard Motor Products	10,000	121,500
Stein Mart	15,600 [a]	128,544
Stride Rite	17,000	193,460

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Cyclical (continued)
Sturm Ruger	10,700	121,659
TBC	10,200 [a]	263,262
Thor Industries	11,000	618,420
Too	10,700 [a]	180,616
Toro	10,600	491,840
Tower Automotive	15,300 [a]	104,499
Tractor Supply Company	14,400 [a]	560,016
Triarc Companies, Cl. B	19,600	211,288
Ultimate Electronics	2,300 [a]	17,549
Urban Outfitters	16,200 [a]	600,210
WMS Industries	9,900 [a]	259,380
Wabash National	10,800 [a]	316,440
Wet Seal, Cl. A	7,950 [a]	78,625
Winnebago Industries	7,700	529,375
Wolverine World Wide	16,800	342,384
Zale	11,200 [a]	595,840
		33,685,050
Consumer Staples—2.4%
American Italian Pasta, Cl. A	7,200 [a]	301,680
Corn Products International	15,100	520,195
Delta & Pine Land	15,200	386,080
Flowers Foods	19,200	495,360
Hain Celestial Group	12,600 [a]	292,446
International Multifoods	8,600 [a]	154,800
J & J Snack Foods	4,200 [a]	158,592
Lance	12,600	189,378
Libbey	6,100	173,728
Nash Finch	5,500	122,870
Nature’s Sunshine Products	5,200	43,940
Performance Food Group	17,300 [a]	625,741
Ralcorp Holdings	12,200 [a]	382,592
United Natural Foods	7,200 [a]	258,552
WD-40	6,500	229,840
		4,335,794

10

Common Stocks (continued)	Shares	Value ($)

Energy—7.5%
American States Water	4,850	121,250
Atmos Energy	19,200	466,560
Atwood Oceanics	4,900 [a]	156,506
Cabot Oil & Gas	13,300	390,355
Cal Dive International	15,100 [a]	364,061
Carbo Ceramics	6,300	322,875
Cascade Natural Gas	4,100	86,469
Cimarex Energy	17,700 [a]	472,413
Dril-Quip	4,300 [a]	70,090
Energen	15,300	627,759
Evergreen Resources	16,500 [a]	536,415
Frontier Oil	12,500	215,250
Hydril	7,500 [a]	179,475
Laclede Group	7,800	222,690
NUI	7,200	116,064
New Jersey Resources	10,700	412,057
Newfield Exploration	23,200 [a]	1,033,328
Northwest Natural Gas	10,200	313,650
Nuevo Energy	8,700 [a]	210,279
Oceaneering International	10,000 [a]	280,000
Patina Oil & Gas	14,393	705,113
Piedmont Natural Gas	13,100	569,326
Plains Resources	6,800 [a]	109,140
Prima Energy	5,300 [a]	186,348
Remington Oil & Gas	10,100 [a]	198,869
St. Mary Land & Exploration	11,600	330,600
Southern Union	28,684 [a]	527,786
Southwest Gas	12,000	269,400
Southwestern Energy	15,500 [a]	370,450
Spinnaker Exploration	12,400 [a]	400,148
Stone Energy	11,100 [a]	471,195
Swift Energy	11,600 [a]	195,460
TETRA Technologies	9,800 [a]	237,552
Tom Brown	18,000 [a]	580,500

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
UGI	17,650	598,335
Unit	19,000 [a]	447,450
Veritas DGC	13,400 [a]	140,432
Vintage Petroleum	25,000	300,750
W-H Energy Services	10,800 [a]	174,960
		13,411,360
Health Care—11.5%
Accredo Health	19,200 [a]	606,912
Advanced Medical Optics	12,400 [a]	243,660
Alpharma, Cl. A	21,800	438,180
American Healthways	12,500 [a]	298,375
American Medical Systems Holdings	13,400 [a]	292,120
Amerigroup	10,300 [a]	439,295
AmSurg	8,000 [a]	303,120
ArQule	4,300 [a]	20,984
ArthroCare	6,300 [a]	154,350
Biosite	7,000 [a]	202,650
CIMA Labs	5,000 [a]	163,100
CONMED	12,700 [a]	302,260
Cephalon	21,900 [a]	1,060,179
Cooper Cos.	13,400	631,542
CryoLife	5,500 [a]	31,790
Curative Health Services	5,200 [a]	71,760
Datascope	5,800	207,930
Diagnostic Products	11,500	527,965
Enzo Biochem	14,225 [a]	254,770
Haemonetics	10,300 [a]	246,067
Hologic	6,700 [a]	116,111
Hooper Holmes	23,400	144,612
ICU Medical	6,100 [a]	209,108
IDEXX Laboratories	13,900 [a]	643,292
INAMED	13,950 [a]	670,437
Integra LifeSciences Holdings	10,700 [a]	306,341
Invacare	13,200	532,884
MGI Pharma	11,700 [a]	481,455

12

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Medicis Pharmaceutical, Cl. A	10,800	770,040
Mentor	19,400	466,764
Mid Atlantic Medical Services	19,300 [a]	1,250,640
Noven Pharmaceuticals	7,800 [a]	118,638
Odyssey Heathcare	13,200 [a]	386,232
Orthodontic Centers of America	21,900 [a]	176,295
Osteotech	5,300 [a]	46,640
Owens & Minor	16,300	357,133
Pediatrix Medical Group	10,100 [a]	556,409
PolyMedica	10,900	286,779
Possis Medical	7,400 [a]	146,150
Priority Healthcare, Cl. B	17,400 [a]	419,514
Province Healthcare	19,200 [a]	307,200
Regeneron Pharmaceuticals	19,300 [a]	283,903
RehabCare Group	6,700 [a]	142,442
Renal Care Group	20,300 [a]	836,360
ResMed	12,800 [a]	531,712
Respironics	14,500 [a]	653,805
Savient Pharmaceuticals	30,300 [a]	139,683
Sierra Health Services	12,200 [a]	334,890
Sola International	13,300 [a]	250,040
Sunrise Senior Living	8,200 [a]	317,668
Sybron Dental Specialties	15,700 [a]	441,170
Techne	16,200 [a]	612,036
Theragenics	11,000 [a]	60,170
US Oncology	35,900 [a]	386,284
United Surgical Partners	11,000 [a]	368,280
Viasys Healthcare	12,100 [a]	249,260
Vital Signs	5,500	179,850
		20,677,236
Interest Sensitive—13.8%
Anchor Bancorp Wisconsin	10,600	263,940
BankUnited Financial, Cl. A	11,100 [a]	286,269
Boston Private Financial Holdings	7,900	196,236
Brookline Bancorp	21,300	326,742

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Capital Automotive	12,300	393,600
Cash America International	10,000	211,800
Centene	7,700 [a]	215,677
Chittenden	14,500	487,780
Colonial Properties Trust	11,400	451,440
Commercial Federal	15,500	414,005
Community First Bankshares	14,100	408,054
Delphi Financial Group, Cl. A	12,300	442,800
Dime Community Bancshares	11,400	350,664
Downey Financial	10,300	507,790
East West Bancorp	9,100	488,488
Essex Property Trust	8,300	533,026
Financial Federal	5,900 [a]	180,245
First Bancorp	17,150	678,283
First Midwest Bancorp	19,700	638,477
First Republic Bank	6,700	239,860
FirstFed Financial	7,800 [a]	339,300
Flagstar Bancorp	26,200	561,204
Fremont General	32,700	552,957
Gables Residential Trust	10,000	347,400
Glenborough Realty Trust	11,300	225,435
Gold Banc	13,900	195,434
Hilb, Rogal & Hamilton	13,800	442,566
Hudson United Bancorp	19,000	702,050
Irwin Financial	12,100	379,940
Jefferies Group	23,200	766,064
Kilroy Realty	12,500	409,375
LandAmerica Financial Group	7,900	412,854
Lexington Corporate Properties Trust	17,100	345,249
MAF Bancorp	13,600	569,840
NCO Group	10,300 [a]	234,531
New Century Financial	15,350	608,935
Philadelphia Consolidated Holding	8,400 [a]	410,172
Piper Jaffray Companies	7,800 [a]	324,246
Presidential Life	13,100	172,396

14

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Provident Bankshares	10,900	320,896
RLI	9,700	363,362
Republic Bancorp	22,860	308,381
Rewards Network	10,700 [a]	114,062
Riggs National	8,500	140,505
SWS Group	7,800	138,840
Seacoast Financial Services	9,400	257,654
Selective Insurance Group	11,000	355,960
Shurgard Storage Centers, Cl. A	19,500	734,175
South Financial Group	23,600	657,496
Southwest Bancorporation of Texas	12,900	501,165
Staten Island Bancorp	22,200	499,500
Sterling Bancshares	19,700	262,601
Stewart Information Services	7,200	291,960
Susquehanna Bancshares	16,000	400,160
Trustco Bank	29,200	383,980
UCBH Holdings	18,700	728,739
UICI	16,700 [a]	221,776
Umpqua Holdings	12,700	264,033
United Bankshares	18,800	586,560
Waypoint Financial	14,250	309,082
Whitney Holding	15,800	647,642
Wintrust Financial	7,100	320,210
Zenith National Insurance	8,400	273,420
		24,797,283
Internet—.6%
j2 Global Communications	10,500 [a]	260,085
Netegrity	15,300 [a]	157,743
PC-Tel	8,200 [a]	87,002
Verity	16,700 [a]	278,723
WebEx Communications	18,500 [a]	371,850
		1,155,403
Producer Goods & Services—20.0%
A. Schulman	11,600	247,312
A.M. Castle	1,300 [a]	9,490

The Portfolio 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Goods & Services (continued)
A.O. Smith	12,300	431,115
AAR	13,400 [a]	200,330
Acuity Brands	17,500	451,500
Alliant Techsystems	15,500 [a]	895,280
Apogee Enterprises	6,600	74,910
Applied Industrial Technologies	8,600	205,196
AptarGroup	15,200	592,800
Arch Chemicals	8,600	220,676
Arkansas Best	10,400	326,456
Astec Industries	5,000 [a]	61,350
Baldor Electric	14,000	319,900
Barnes Group	10,000	323,100
Belden	10,500	221,445
Brady, Cl. A	9,700	395,275
Briggs & Stratton	9,400	633,560
Brush Engineered Materials	7,700 [a]	117,887
Buckeye Technologies	9,800	98,490
Building Materials Holding	6,900	107,157
Butler Manufacturing	1,500	33,000
C&D Technologies	9,700	185,949
CUNO	6,700 [a]	301,701
Cable Design Technologies	17,600 [a]	158,224
Cambrex	9,800	247,548
Caraustar Industries	9,400 [a]	129,720
Century Aluminum	9,200 [a]	174,892
Champion Enterprises	22,800 [a]	159,600
Chesapeake	6,800	180,064
Clarcor	10,900	480,690
Cleveland-Cliffs	4,400 [a]	224,180
Commercial Metals	12,400	376,960
Commonwealth Industries	9,400	94,376
Cubic	10,000	230,000
Curtiss-Wright	9,000	405,090
DRS Technologies	10,600 [a]	294,468
Deltic Timber	4,000	121,600

16

Common Stocks (continued)	Shares	Value ($)

Producer Goods & Services (continued)
EDO	7,300	179,945
ElkCorp	7,500	200,250
Emcor Group	5,400 [a]	237,060
Engineered Support Systems	10,225	562,988
Florida Rock Industries	12,200	669,170
Forward Air	9,300 [a]	255,750
Gardner Denver	7,100 [a]	169,477
Georgia Gulf	14,200	410,096
Griffon	13,100 [a]	265,406
H.B. Fuller	11,200	333,088
Heartland Express	19,800	478,962
Hughes Supply	10,300	511,086
IDEX	14,100	586,419
IMCO Recycling	4,900 [a]	48,461
Insituform Technologies, Cl. A	7,800 [a]	128,700
Intermagnetics General	6,100 [a]	135,176
InVision Technologies	6,800 [a]	228,276
Ionics	5,600 [a]	178,360
JLG Industries	17,200	261,956
Kaman, Cl. A	9,400	119,662
Kansas City Southern	21,500 [a]	307,880
Kaydon	11,200	289,408
Kirby	9,800 [a]	341,824
Knight Transportation	15,500 [a]	397,575
Landstar System	12,900 [a]	490,716
Lawson Products	4,600	152,628
Lennox International	24,400	407,480
Lindsay Manufacturing	4,400	111,100
Lone Star Technologies	8,600 [a]	137,428
Lydall	7,300 [a]	74,387
M.D.C. Holdings	12,250	790,125
MacDermid	12,800	438,272
Manitowoc	9,700	302,640
Massey Energy	28,500	592,800
Maverick Tube	15,500 [a]	298,375

The Portfolio 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Goods & Services (continued)
Milacron	1,500	6,255
Moog, Cl. A	7,600 [a]	375,440
Mueller Industries	13,600 [a]	467,296
Myers Industries	11,875 [a]	143,925
NVR	2,900 [a]	1,351,400
OM Group	11,600 [a]	303,804
Offshore Logistics	9,500 [a]	232,940
Omnova Solutions	5,800 [a]	27,840
Penford	5,300	72,769
PolyOne	28,200	180,198
Pope & Talbot	4,400	77,484
Quaker Chemical	4,600	141,450
Quanex	7,200	331,920
RTI International Metals	8,800 [a]	148,456
Regal Beloit	10,000	220,000
Reliance Steel & Aluminum	13,600	451,656
Robins & Myers	5,500	104,445
Rock-Tenn, Cl. A	15,100	260,626
Rogers	6,300 [a]	277,956
Ryerson Tull	7,500	85,875
Ryland Group	10,100	895,264
Schweitzer-Mauduit International	7,000	208,460
Seacor Smit	6,300 [a]	264,789
Simpson Manufacturing	10,500	534,030
Skyline	3,600	125,532
Standard Pacific	13,800	669,990
Standex International	5,700	159,600
Steel Dynamics	19,500 [a]	458,055
Steel Technologies	5,800	102,602
Stewart & Stevenson Services	11,300	158,765
SurModics	7,800 [a]	186,420
Technitrol	14,300	296,582
Teledyne Technologies	13,500 [a]	254,475
Texas Industries	7,000	259,000
Thomas Industries	6,800	235,688
Timken	33,600	674,016
Tredegar	15,500	240,715

18

Common Stocks (continued)	Shares	Value ($)

Producer Goods & Services (continued)
Triumph Group	6,500 [a]	236,600
URS	13,800 [a]	345,138
USF	11,000	376,090
United Stationers	14,300 [a]	585,156
Universal Forest Products	7,600	244,568
Valmont Industries	10,000	231,500
Watsco	11,300	256,849
Watts Water Technologies	12,600	279,720
Wellman	14,000	142,940
Wilson Greatbatch Technologies	7,600 [a]	321,252
Wolverine Tube	5,600 [a]	35,280
Woodward Governor	5,200	295,516
Yellow Roadway	19,771 [a]	715,117
		35,875,661
Services—8.7%
ABM Industries	20,700	360,387
ADVO	12,350	392,236
Aaron Rents	14,200	285,846
Administaff	10,400 [a]	180,752
American Management Systems	18,500 [a]	278,795
Arbitron	12,500 [a]	521,500
Armor Holdings	12,000 [a]	315,720
BARRA	8,400	298,116
Boston Communications Group	9,400 [a]	87,326
Bowne & Co.	10,800	146,448
CACI International, Cl. A	11,800 [a]	573,716
CDI	7,500	245,625
Central Parking	11,000	164,230
Ciber	27,100 [a]	234,686
Consolidated Graphics	6,100 [a]	192,638
Cross Country HealthCare	12,600 [a]	187,992
eFunds	19,800 [a]	343,530
4Kids Entertainment	6,200 [a]	161,324
FactSet Research Systems	13,700	523,477
G & K Services, Cl. A	8,900	327,075
Global Payments	15,200	716,224
Heidrick & Struggles International	7,200 [a]	156,960

The Portfolio 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Services (continued)
ITT Educational Services	18,600 [a]	873,642
Information Holdings	7,500 [a]	165,750
Insurance Auto Auction	4,300 [a]	56,115
John H. Harland	11,800	322,140
Kroll	17,000 [a]	442,000
Labor Ready	17,300 [a]	226,630
MAXIMUS	9,100 [a]	356,083
MICROS Systems	7,500 [a]	325,200
ManTech International	12,500 [a]	311,875
MemberWorks	5,100 [a]	138,567
Mobile Mini	6,000 [a]	118,320
NDCHealth	14,800	379,176
New England Business Service	6,100	179,950
PAREXEL International	11,300 [a]	183,738
PRG-Schultz International	17,000 [a]	83,300
Paxar	17,000 [a]	227,800
Pegasus Solutions	6,100 [a]	63,867
Pharmaceutical Product Development	21,300 [a]	574,461
Pre-Paid Legal Services	7,600 [a]	198,512
Regis	18,400	727,168
Roto-Rooter	3,900	179,790
Shaw Group	20,500 [a]	279,210
Sourcecorp	6,800 [a]	174,284
Spherion	21,000 [a]	205,590
Standard Register	12,100	203,643
StarTek	6,100	248,819
Tetra Tech	21,800 [a]	541,948
Thomas Nelson	6,400	123,712
Volt Information Sciences	6,400 [a]	144,640
Waste Connections	11,800 [a]	445,686
Watson Wyatt & Company Holdings	13,700 [a]	330,855
		15,527,074
Technology—14.8%
ANSYS	6,600 [a]	262,020
ATMI	12,300 [a]	284,622
Actel	10,200 [a]	245,820
Adaptec	42,000 [a]	370,860

20

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Advanced Energy Industries	13,000 [a]	338,650
Aeroflex	25,600 [a]	299,264
Agilysys	14,000	156,100
Alliance Semiconductor	8,900 [a]	63,279
Analogic	5,000	205,000
Anixter International	15,500 [a]	401,140
Artesyn Technologies	16,300 [a]	138,876
Audiovox, Cl. A	10,300 [a]	132,252
Avid Technology	13,200 [a]	633,600
Axcelis Technologies	41,900 [a]	428,218
BEI Technologies	7,100	142,000
Bel Fuse, Cl. B	5,500	179,465
Bell Microproducts	11,000 [a]	99,660
Benchmark Electronics	17,400 [a]	605,694
Black Box	8,000	368,560
Brooks Automation	15,800 [a]	381,886
C-COR.net	15,800 [a]	175,854
CTS	14,200	163,300
Captaris	14,000 [a]	78,680
Carreker	10,700 [a]	149,907
Catapult Communications	5,000 [a]	72,500
Cerner	14,700 [a]	556,395
Checkpoint Systems	14,400 [a]	272,304
Cognex	16,300	460,312
Coherent	10,500 [a]	249,900
Cohu	7,800	149,370
Coinstar	8,800 [a]	158,928
Concord Communications	7,300 [a]	145,781
Cymer	13,400 [a]	618,946
DSP Group	12,400 [a]	308,884
Dendrite International	17,400 [a]	272,658
Digi International	8,600 [a]	82,560
Dionex	9,300 [a]	427,986
DuPont Photomasks	5,500 [a]	132,770
ESS Technology	17,500 [a]	297,675
Electro Scientific Industries	11,300 [a]	268,940
Epiq Systems	8,200 [a]	140,466

The Portfolio 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Esterline Technologies	9,200 [a]	245,364
Exar	15,100 [a]	257,908
FEI	13,200 [a]	297,000
FLIR Systems	13,800 [a]	503,700
FileNet	14,300 [a]	387,244
Gerber Scientific	10,700 [a]	85,172
Global Imaging Systems	9,500 [a]	301,625
Harmonic	24,500 [a]	177,625
Helix Technology	9,300	191,394
Hutchinson Technology	10,800 [a]	331,992
Hyperion Solutions	16,100 [a]	485,254
Imagistics International	7,500 [a]	281,250
Input/Output	15,900 [a]	71,709
Inter-Tel	11,200	279,776
Intrado	4,700 [a]	103,165
Itron	8,500 [a]	156,060
JDA Software Group	12,900 [a]	212,979
Keithley Instruments	6,800	124,440
Kopin	26,100 [a]	175,131
Kronos	12,100 [a]	479,281
Kulicke & Soffa Industries	22,600 [a]	324,988
MRO Software	10,400 [a]	139,984
Manhattan Associates	13,300 [a]	367,612
MapInfo	6,000 [a]	60,480
Meade Instruments	7,100 [a]	24,495
Mercury Computer Systems	8,800 [a]	219,120
Methode Electronics, Cl. A	15,900	194,457
Microsemi	13,200 [a]	324,456
Midway Games	10,800 [a]	41,904
NYFIX	12,700 [a]	100,965
Network Equipment Technologies	10,500 [a]	115,500
Park Electrochemical	8,000	211,920
Pericom Semiconductor	8,400 [a]	89,544
Phoenix Technologies	9,400 [a]	75,952
Photon Dynamics	6,200 [a]	249,488

22

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Photronics	13,500 [a]	268,920
Pinnacle Systems	23,200 [a]	197,896
Planar Systems	6,900 [a]	167,808
Power Integrations	11,900 [a]	398,174
Progress Software	14,400 [a]	294,624
Radiant Systems	10,000 [a]	84,100
RadiSys	7,400 [a]	124,764
Rainbow Technologies	13,400 [a]	150,884
Roper Industries	15,000 [a]	738,900
Roxio	7,500 [a]	35,925
Rudolph Technologies	5,700 [a]	139,878
SBS Technologies	6,300 [a]	92,673
SCM Microsystems	3,300 [a]	25,476
SPSS	7,200 [a]	128,736
Serena Software	17,400 [a]	319,290
Skyworks Solutions	57,500 [a]	500,250
Standard Microsystems	8,000 [a]	202,400
Supertex	6,900 [a]	131,790
Symmetricom	12,300 [a]	89,544
Systems & Computer Technology	14,800 [a]	241,980
TALX	6,000	138,180
THQ	14,000 [a]	236,740
Take-Two Interactive Software	19,000 [a]	547,390
Three-Five Systems	3,200 [a]	16,768
Tollgrade Communications	5,500 [a]	96,415
Trimble Navigation	13,200 [a]	491,568
Ultratech	9,500 [a]	279,015
Varian Semiconductor Equipment Associates	13,700 [a]	598,553
Veeco Instruments	12,500 [a]	352,500
ViaSat	10,800 [a]	206,712
Vicor	14,200 [a]	162,022
Websense	9,500 [a]	277,780
X-Rite	9,700	109,804
Zix	6,000 [a]	52,140
		26,509,615

The Portfolio

23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)			Shares		Value ($)

Utilities—1.4%
Avista			20,000		362,400
CH Energy Group			6,300		295,470
Central Vermont Public Service			5,500		129,250
Cleco			19,600		352,408
Commonwealth Telephone Enterprises			9,400	[a]	354,850
El Paso Electric			17,300	[a]	230,955
General Communication, Cl. A			19,000	[a]	165,300
Green Mountain Power			2,100		49,560
UIL Holdings			5,800		261,580
UniSource Energy			13,500		332,910
					2,534,683
Total Common Stocks
(cost $	144,359,991)				178,629,309

			Principal
Short-Term Investments—.9%			Amount ($)		Value ($)

Repurchase Agreement—.7%
Greenwich Capital Markets, Tri-Party Repurchase Agreement,
.85%, dated 12/31/2003, due 1/2/2004 in the
amount of $1,218,058 (fully collateralized by
$1,235,000 of various U.S. Government Agency Obligations,
value $	1,244,693)		1,218,000		1,218,000
U.S. Treasury Bills—.2%
.88%, 1/2/2004			110,000		110,000
.91%, 1/22/2004			125,000	[b]	124,945
.87%, 2/12/2004			200,000	[b]	199,816
					434,761
Total Short-Term Investments
(cost $	1,652,727)				1,652,761

Total Investments (cost $		146,012,718)	100.5%		180,282,070
Liabilities, Less Cash and Receivables			(.5%)		(828,239)
Net Assets			100.0%		179,453,831

a Non-income producing. b Partially held by a broker in a segregated account as collateral for open financial futures positions. See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES

December 31, 2003

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2003 ($)

Financial Futures Long
Russell 2000	2	557,200	March 2004	(4,050)

See notes to financial statements.

The Portfolio 25

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

		Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments—Note 1(b)		146,012,718	180,282,070
Cash			1,777,401
Dividends and interest receivable			116,973
Receivable for shares of Beneficial Interest subscribed			91,225
Receivable for investment securities sold			26,678
			182,294,347

Liabilities ($):
Due to The Dreyfus Corporation and affiliates			87,135
Payable for investment securities purchased			2,624,029
Payable for shares of Beneficial Interest redeemed			114,498
Payable for futures variation margin—Note 4			14,854
			2,840,516

Net Assets ( $)			179,453,831

Composition of Net Assets ($):
Paid-in capital			150,669,731
Accumulated undistributed investment income—net			23,306
Accumulated net realized gain (loss) on investments			(5,504,508)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($4,050) net unrealized
(depreciation) on financial futures]			34,265,302

Net Assets ( $)			179,453,831

Shares Outstanding
(unlimited number of $		.001 par value shares of Beneficial Interest authorized)	13,690,310
Net Asset Value,	offering and redemption price per share ($)		13.11

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment Income (	$):
Income:
Cash dividends (net of $304 foreign taxes withheld at source)		848,236
Interest		21,779
Total Income		870,015
Expenses:
Investment advisory fee—Note 3(a)		327,764
Distribution fees—Note 3(b)		234,117
Interest expense—Note 2		1,379
Total Expenses		563,260
Investment Income—Net		306,755

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments		(690,011)
Net realized gain (loss) on financial futures		593,511
Net Realized Gain (Loss)		(96,500)
Net unrealized appreciation (depreciation) on investments
[including ($	4,050) net unrealized depreciation on financial futures]	32,978,415
Net Realized and Unrealized Gain (Loss) on Investments		32,881,915
Net Increase in Net Assets Resulting from Operations		33,188,670

See notes to financial statements.

The Portfolio 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002[a]

Operations ($):
Investment income—net	306,755	64,341
Net realized gain (loss) on investments	(96,500)	(4,532,676)
Net unrealized appreciation
(depreciation) on investments	32,978,415	1,286,887
Net Increase (Decrease) in Net Assets
Resulting from Operations	33,188,670	(3,181,448)

Dividends to Shareholders from ($):
Investment income—net	(277,744)	(60,511)
Net realized gain on investments	(883,850)	—
Total Dividends	(1,161,594)	(60,511)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	198,696,676	86,649,964
Dividends reinvested	1,161,594	60,511
Cost of shares redeemed	(94,525,311)	(41,374,720)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	105,332,959	45,335,755
Total Increase (Decrease) in Net Assets	137,360,035	42,093,796

Net Assets ($):
Beginning of Period	42,093,796	—
End of Period	179,453,831	42,093,796
Undistributed investment income—net	23,306	954

Capital Share Transactions (Shares):
Shares sold	17,713,708	8,535,211
Shares issued for dividends reinvested	89,497	6,251
Shares redeemed	(8,504,999)	(4,149,358)
Net Increase (Decrease) in Shares Outstanding	9,298,206	4,392,104

a From May 1, 2002 (commencement of operations) to December 31, 2002. See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-
tributions.These figures have been derived from the portfolio’s financial statements.
	Year Ended December 31,

	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	9.58	12.50
Investment Operations:
Investment income—net[b]	.04	.03
Net realized and unrealized
gain (loss) on investments	3.58	(2.94)
Total from Investment Operations	3.62	(2.91)
Distributions:
Dividends from investment income—net	(.02)	(.01)
Dividends from net realized gain on investments	(.07)	—
Total Distributions	(.09)	(.01)
Net asset value, end of period	13.11	9.58

Total Return (%)	37.78	(23.25)[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.60	.40[c]
Ratio of net investment income
to average net assets	.33	.27[c]
Portfolio Turnover Rate	32.49	117.52[c]

Net Assets, end of period ($ x 1,000)	179,454	42,094

a From May 1, 2002 (commencement of operations) to December 31, 2002.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

The Portfolio 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Small Cap Stock Index Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to match the performance of the Standard & Poor’s SmallCap 600 Index. The Dreyfus Corporation (the “Manager”) serves as the portfolio’s investment adviser.The Manager is a direct subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is

30

available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Portfolio

31

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $203,885, accumulated capital gains $95,272 and unrealized appreciation $28,480,893.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2003 and December 31, 2002, were as follows: ordinary income $753,258 and $60,511 and long-term capital gains $408,336 and $0.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $6,659, increased accumulated net realized gain (loss) on investments by $5,642 and increased paid-in capital by $1,017. Net assets were not affected by this reclassification

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the

32

Facility during the period ended December 31, 2003 was approximately $90,800, with a related weighted average annualized interest rate of 1.52%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .35 of 1% of the value of the portfolio’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the portfolio except management fees, Distribution Plan fees, taxes, interest expenses, brokerage commissions, fees and expenses of independent counsel to the portfolio and the non-interested Board members, and extraordinary expenses. In addition, the Manager has also agreed to reduce its fee in an amount equal to the portfolio’s allocated portion of the accrued fees and expenses of non-interested board members and fees and expenses of independent counsel to the portfolio.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the portfolio pays the Distributor for distributing their shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the portfolio’s average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2003, the portfolio was charged $234,117 pursuant to the Plan.

The Portfolio

33

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2003, amounted to $134,809,454 and $30,374,184, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2003, are set forth in the Statement of Financial Futures.

At December 31, 2003, the cost of investments for federal income tax purposes was $151,797,127; accordingly, accumulated net unrealized appreciation on investments was $28,484,943, consisting of $34,992,111 gross unrealized appreciation and $6,507,168 gross unrealized depreciation.

34

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2003, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2004

The Portfolio 35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $.0310 per share as a long-term capital gain distribution of the $.0881 per share paid on December 22, 2003.The portfolio also designates 83.02% of the ordinary dividends paid during the fiscal year ended December 31, 2003 as qualifying for the corporate dividends received deduction.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Lucy Wilson Benson (76)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps, Director
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Vice Chairperson
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 39

The Portfolio 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (67)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83

———————
Whitney I. Gerard (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 37

———————
Arthur A. Hartman (77)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates, Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 37

———————
George L. Perry (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
Other Board Memberships and Affiliations:
• State Farm Mutual Automobile Association, Director
• State Farm Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

38

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 58 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 81 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprising 73 portfolios) managed by the Manager. He is 35 years old and had been an employee of the Manager since November 1992.

The Portfolio

39

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

40

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

For More Information

Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 410AR1203

Dreyfus
Investment Portfolios,
Technology Growth
Portfolio

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Portfolio Performance
8	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
22	Report of Independent Auditors
23	Board Members Information
25	Officers of the Fund
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Investment Portfolios, Technology Growth Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the primary portfolio manager, Mark Herskovitz.

Despite headwinds caused by economic and geopolitical uncertainty early in the year, stocks generally bounced back in 2003, with many stock market indexes generating their first full calendar year of gains since 1999. The combination of historically low interest rates, lower federal income tax rates, progress in the war on terrorism and above-trend economic growth during the second half of the year helped propel stock prices higher.

While stocks in general may no longer be priced as attractively as they were at the start of the year, we believe that market fundamentals remain favorable based on recent forecasts of continued economic growth. However, our optimism is tempered by the understanding that some companies, industries and market sectors always perform better than others.As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2004

2

DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth Portfolio perform relative to its benchmarks?

For the 12-month period ended December 31, 2003, the portfolio’s Initial shares produced a 50.96% total return, and its Service shares produced a 50.61% total return.1 The portfolio’s benchmarks, the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 65.96% and 28.67%, respectively, over the same period.2,3

The portfolio’s returns were achieved during market conditions that were favorable to technology stocks generally, and that may not continue to occur. Pursuing these levels of return, as well as the fund’s concentration in one market sector, involves accepting increased risk of volatility of return.

After three years of declines, technology stocks rose sharply during 2003, when an improving economic outlook led investors to turn their attention to previously out-of-favor growth companies.The portfolio’s returns outperformed the S&P 500 Index, but underperformed the MS High Tech 35 Index because the portfolio focused primarily on well-established technology leaders at a time in which the market’s advance was led by smaller, more speculative stocks.

What is the portfolio’s investment approach?

The portfolio seeks capital appreciation by investing at least 80% of its assets in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. These investments may include companies in the computer, semiconductor, electronics, communications, health care, biotechnology, computer software and hardware, electronic components and systems, networking and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

When evaluating investment opportunities, we first assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sectors. The more attractive sectors are overweighted. Second, we strive to identify the companies that are most likely to benefit from these overall

The Portfolio

3

DISCUSSION OF PERFORMANCE (continued)

trends. Typically, these companies are leaders in their market segments and are characterized by rapid earnings or revenue growth and dominant market shares. We conduct extensive fundamental research to understand these companies’ competitive advantages and to evaluate their ability to maintain their leadership positions over time.

This process enables us to identify the stocks of what we believe are leading technology companies for the portfolio. Many of those stocks are considered core holdings that we believe will lead their industry segments over the long term.We complement these positions with non-core holdings that we believe can provide above-average gains over a shorter time frame.

Although the portfolio looks for companies with the potential for strong earnings or revenue growth rates, some of the portfolio’s investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings (“IPOs”).

What other factors influenced the portfolio’s performance?

At the start of 2003, a three-year bear market had already taken its toll on technology stocks. A stubbornly weak economy and rising international tensions held back demand for technology-related goods and services, causing revenues and earnings of many U.S. technology firms to suffer. These challenging conditions persisted through the first quarter of the year amid the uncertainty leading up to the war with Iraq.

Investors became more optimistic, when it became clear that major combat in Iraq would be over quickly. Corporations and consumers apparently were more comfortable spending on technology-related products, and business conditions began to improve.As investors’ aversion to risk waned, they turned to stocks that had performed poorly during the bear market. As a result, while virtually all types and sizes of technology companies benefited from the rally, gains were particularly robust among smaller, more speculative companies, including many with no earnings.

In this more constructive market environment, the portfolio received particularly positive contributions to performance from its emphasis on telecommunications equipment providers, including UTStarcom and Corning.The portfolio also received strong results from semiconductor giant Intel, network equipment provider Cisco Systems, electronic storage company Network Appliance and online retailer eBay, among oth-

4

ers. A number of technology services companies such as video game maker Electronic Arts and software companies Symantec and VERITAS Software also provided attractive returns, despite the portfolio’s relatively light exposure to the subsector.

The portfolio’s performance relative to the MS High Tech 35 Index suffered because it did not hold some of the MS High Tech 35 Index’s strongest performers such as Internet companies like Yahoo! and Amazon.com. In addition, the portfolio’s returns were hindered by its positions in some of the local telephone operating companies, which we eliminated during the year.Weakness in these areas was partly offset by good performance among some of the portfolio’s non-traditional technology holdings, such as biotechnology firm Genentech.

What is the portfolio’s current strategy?

We remain focused on what we believe to be high-quality leaders in the technology sector.Although lower-quality technology stocks led the 2003 rally, historically, market leadership often shifts to higher-quality companies after the early stages of economic recoveries are complete.Accordingly, we are optimistic that the portfolio is well-positioned for 2004.

January 15, 2004

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios,Technology Growth Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

The portfolio’s share price is likely to be more volatile than that of portfolios that do not concentrate in one sector.The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile segments of the market.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.

3	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns	as of 12/31/03
	Inception		From
	Date	1 Year	Inception

Initial shares	8/31/99	50.96%	(8.04)%
Service shares	8/31/99	50.61%	(8.24)%

The data for Service shares primarily represents the results of Initial shares.Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

†	Source: Lipper Inc.
††	Source: Bloomberg L.P.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Technology Growth Portfolio on 8/31/99 (inception date of Initial shares) to a $10,000 investment made in the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) on that date.

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2003 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. Neither of the foregoing indices take into account charges, fees and other expenses. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

STATEMENT OF INVESTMENTS

December 31, 2003

Common Stocks—95.3%	Shares	Value ($)

Computer Sevices—1.4%
Automatic Data Processing	41,500	1,643,815
Data Storage—8.7%
EMC	262,000 [a]	3,385,040
Emulex	77,500 [a]	2,067,700
Network Appliance	124,500 [a]	2,555,985
QLogic	25,000 [a]	1,290,000
Western Digital	99,500 [a]	1,173,105
		10,471,830
Hardware—5.0%
Dell Computer	119,000 [a]	4,041,240
International Business Machines	20,500	1,899,940
		5,941,180
Health Care—10.0%
Amgen	36,000 [a]	2,224,800
Genentech	33,500 [a]	3,134,595
Nortel Networks	212,500 [a]	898,875
Teva Pharmaceutical Industries, ADR	46,000	2,608,660
Zimmer Holdings	43,500 [a]	3,062,400
		11,929,330
Internet—2.6%
Apollo Group, Cl. A	10,500 [a]	714,000
eBay	37,500 [a]	2,422,125
		3,136,125
Networking—3.7%
Cisco Systems	181,000 [a]	4,396,490
Semiconductors—23.0%
AU Optronics	135,000 [b]	1,609,200
Intel	159,000	5,119,800
Linear Technology	58,500	2,461,095
Microchip Technology	105,000	3,502,800
STMicroelectronics, ADR	81,500	2,201,315

8

Common Stocks (continued)	Shares	Value ($)

Semiconductors (continued)
Taiwan Semiconductor	1,887,000	3,529,440
Texas Instruments	97,000	2,849,860
United Microelectronics, ADR	646,000 [a]	3,197,700
Xilinx	81,000 [a]	3,137,940
		27,609,150
Semiconductor Equipment—10.0%
Applied Materials	134,500 [a]	3,019,525
KLA-Tencor	59,500 [a]	3,490,865
Novellus Systems	59,500 [a,b]	2,501,975
Teradyne	119,000 [a]	3,028,550
		12,040,915
Software—19.3%
Adobe Systems	50,500	1,984,650
BEA Systems	174,000 [a]	2,140,200
Business Objects, ADR	82,500 [a,b]	2,860,275
Electronic Arts	46,500 [a]	2,221,770
Microsoft	137,000	3,772,980
Oracle	162,500 [a]	2,145,000
SAP, ADR	64,500	2,680,620
Symantec	83,500 [a]	2,893,275
VERITAS Software	64,500 [a]	2,396,820
		23,095,590
Telecommunication Equipment—11.6%
ADTRAN	75,500	2,340,500
Amdocs	124,000 [a]	2,787,520
Corning	229,500 [a]	2,393,685
Motorola	160,000	2,251,200
UTStarcom	110,000 [a,b]	4,077,700
		13,850,605
Total Common Stocks
(cost $92,334,283)		114,115,030

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Other Investments—7.2%			Shares	Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			2,868,239 [c]	2,868,239
Dreyfus Institutional Cash Advantage Plus Fund			2,868,239 [c]	2,868,239
Dreyfus Institutional Preferred Plus Money Market Fund			2,868,240 [c]	2,868,240
Total Other Investments
(cost $	8,604,718)			8,604,718

Investment of Cash Collateral
for Securities Loaned—9.0%

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	10,860,250)		10,860,250	10,860,250

Total Investments (cost $		111,799,251)	111.5%	133,579,998
Liabilities, Less Cash and Receivables			(11.5%)	(13,785,652)
Net Assets			100.0%	119,794,346
a Non-income producing.
b	A portion of these securities are on loan.At December 31, 2003, the total market value of the portfolio’s securities on loan is $10,437,033 and the total market value of the collateral held by the portfolio is $10,860,250.

c	Investments in affiliated money market mutual funds—see Note 3(d).

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $10,437,033)—Note 1(c)	111,799,251	133,579,998
Cash		505,939
Cash denominated in foreign currencies	126,791	127,009
Receivable for shares of Beneficial Interest subscribed		152,151
Dividends and interest receivable		22,499
Prepaid expenses		117
		134,387,713

Liabilities ($):
Due to The Dreyfus Corporation and affiliates		82,344
Liability for securities on loan—Note 1(c)		10,860,250
Payable for investment securities purchased		3,550,131
Payable for shares of Beneficial Interest redeemed		56,134
Accrued expenses		44,508
		14,593,367

Net Assets ( $)		119,794,346

Composition of Net Assets ($):
Paid-in capital		227,724,035
Accumulated net realized gain (loss) on investments		(129,710,654)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		21,780,965

Net Assets ( $)		119,794,346

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	102,440,942	17,353,404
Shares Outstanding	11,801,224	2,017,107

Net Asset Value Per Share ($)	8.68	8.60

See notes to financial statements.

The Portfolio 11

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment Income ( $):
Income:
Cash dividends (net of $8,076 foreign taxes withheld at source)	366,502
Income from securities lending	13,870
Total Income	380,372
Expenses:
Investment advisory fee—Note 3(a)	619,676
Professional fees	35,726
Prospectus and shareholders’ reports	33,353
Custodian fees—Note 3(b)	29,239
Distribution fees—Note 3(b)	22,906
Shareholder servicing costs—Note 3(b)	4,454
Trustees’ fees and expenses—Note 3(c)	2,745
Miscellaneous	2,620
Total Expenses	750,719
Investment (Loss)—Net	(370,347)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	(4,754,663)
Net realized gain (loss) on forward currency exchange contracts	(93)
Net Realized Gain (Loss)	(4,754,756)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	37,520,239
Net Realized and Unrealized Gain (Loss) on Investments	32,765,483
Net Increase in Net Assets Resulting from Operations	32,395,136

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

Operations ($):
Investment (loss)—net	(370,347)	(431,662)
Net realized gain (loss) on investments	(4,754,756)	(36,226,699)
Net unrealized appreciation
(depreciation) on investments	37,520,239	(5,065,380)
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,395,136	(41,723,741)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	36,338,606	16,271,555
Service shares	13,834,855	3,358,265
Cost of shares redeemed:
Initial shares	(15,509,117)	(20,523,037)
Service shares	(5,838,062)	(1,952,682)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	28,826,282	(2,845,899)
Total Increase (Decrease) in Net Assets	61,221,418	(44,569,640)

Net Assets ($):
Beginning of Period	58,572,928	103,142,568
End of Period	119,794,346	58,572,928

Capital Share Transactions (Shares):
Initial Shares
Shares sold	4,840,888	2,099,395
Shares redeemed	(2,218,978)	(2,930,315)
Net Increase (Decrease) in Shares Outstanding	2,621,910	(830,920)

Service Shares
Shares sold	1,831,925	418,682
Shares redeemed	(827,479)	(268,398)
Net Increase (Decrease) in Shares Outstanding	1,004,446	150,284

See notes to financial statements.

The Portfolio 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.
		Year Ended December 31,

Initial Shares	2003	2002	2001	2000	1999[a]

Per Share Data ($):
Net asset value, beginning of period	5.75	9.49	14.19	19.45	12.50
Investment Operations:
Investment (loss)—net[b]	(.03)	(.04)	(.02)	(.06)	(.02)
Net realized and unrealized
gain (loss) on investments	2.96	(3.70)	(4.68)	(5.18)	6.97
Total from Investment Operations	2.93	(3.74)	(4.70)	(5.24)	6.95
Distributions:
Dividends from net realized
gain on investments	—	—	—	(.02)	—
Net asset value, end of period	8.68	5.75	9.49	14.19	19.45

Total Return (%)	50.96	(39.41)	(33.12)	(26.98)	55.60[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.88	.89	.87	.84	.36[c]
Ratio of net investment (loss)
to average net assets	(.42)	(.53)	(.15)	(.30)	(.14)[c]
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	—	—	—	—	.09[c]
Portfolio Turnover Rate	38.22	91.47	86.25	121.88	20.01[c]

Net Assets, end of period ($ x 1,000)	102,441	52,786	94,992	139,547	65,707

a From August 31, 1999 (commencement of operations) to December 31, 1999.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

14

		Year Ended December 31,

Service Shares	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	5.71	9.45	14.19	14.19
Investment Operations:
Investment (loss)—net	(.05)[b]	(.05)[b]	(.05)[b]	—
Net realized and unrealized
gain (loss) on investments	2.94	(3.69)	(4.69)	—
Total from Investment Operations	2.89	(3.74)	(4.74)	—
Net asset value, end of period	8.60	5.71	9.45	14.19

Total Return (%)	50.61	(39.58)	(33.40)	—

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.13	1.12	1.20	—
Ratio of net investment (loss)
to average net assets	(.70)	(.77)	(.60)	—
Portfolio Turnover Rate	38.22	91.47	86.25	121.88

Net Assets, end of period ($ x 1,000)	17,353	5,787	8,151	1

a The portfolio commenced offering Service shares on December 31, 2000. b Based on average shares outstanding at each month end.

See notes to financial statements.

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company, currently offering nine series, including the Technology Growth Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide capital appreciation.The Dreyfus Corporation (the “Manager”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

The Portfolio

17

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio’s Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

18

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $127,396,525 and unrealized appreciation $19,484,981. In addition, the portfolio had $18,144 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $10,860,287 of the carryover expires in fiscal 2008, $68,467,967 expires in fiscal 2009, $40,345,577 expires in fiscal 2010 and $7,722,694 expires in fiscal 2011.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $370,347, decreased accumulated net realized gain (loss) on investments by $1,573 and decreased paid-in capital by $368,774. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2003, the portfolio did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for dis-

The Portfolio

19

NOTES TO FINANCIAL STATEMENTS (continued)

tributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2003, Service shares were charged $22,906 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $210 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2003, the portfolio was charged $29,239 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio’s Statement of Investments. Management fees are not charged to these money market mutual funds. During the period ended December 31, 2003, the portfolio derived $50,866 in income from these investments, which is included in dividend income in the portfolio’s Statement of Operations.

20

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2003, amounted to $55,840,366 and $29,685,940, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperfor-mance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2003, there were no forward currency exchange contracts outstanding.

At December 31, 2003, the cost of investments for federal income tax purposes was $114,095,235; accordingly, accumulated net unrealized appreciation on investments was $19,484,763, consisting of $23,390,760 gross unrealized appreciation and $3,905,997 gross unrealized depreciation.

The Portfolio

21

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios,Technology Growth Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

22

New York, New York February 5, 2004

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1998)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (70) Board Member (1998)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody's Corporation (October 2000-October 2003)
  Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

Other Board Memberships and Affiliations:

  Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
  Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————

Lucy Wilson Benson (76) Board Member (1998)

Principal Occupation During Past 5 Years:

• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:

  The International Executive Services Corps, Director
  Citizens Network for Foreign Affairs,Vice Chairperson
  Council on Foreign Relations, Member
  Lafayette College Board of Trustees,Vice Chairperson
  Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 39

The Portfolio

23

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (67) Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83

———————

Whitney I. Gerard (69) Board Member (2003)

Principal Occupation During Past 5 Years:

• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 37

———————

Arthur A. Hartman (77) Board Member (2003)

Principal Occupation During Past 5 Years:

  Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
  Advisory Council Member to Barings-Vostok

Other Board Memberships and Affiliations:

• APCO Associates, Inc., Senior Consultant

No. of Portfolios for which Board Member Serves: 37

———————

George L. Perry (69) Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

Other Board Memberships and Affiliations:

  State Farm Mutual Automobile Association, Director
  State Farm Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

24

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 58 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 81 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

The Portfolio

25

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

26

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

NOTES

For More Information

Dreyfus Investment Portfolios,
Technology Growth Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone
Call
1-800-554-4611 or
516-338-3300
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 175AR1203

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the
"Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $153,160 in 2002 and $163,000 in 2003.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $71,750 in 2002 and $81,900 in 2003. These services consisted of (i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h) and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

     The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $15,000 in 2002 and $288,500 in 2003, which was 10% and 177%, respectively, of the Registrant's audit fees.

     Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

       Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were

$27,208 in 2002 and $28,833 in 2003. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

     The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003, which was 0% and 0%, respectively, of the Registrant's audit fees.

       All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $0 in 2002 and $4,700 in 2003. These services consisted of a review of the Registrant's anti-money laundering program.

     The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003, which was 0% and 0%, respectively, of the Registrant's audit fees.

     Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

     Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $471,337 in 2002 and $521,764 in 2003.

     Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INVESTMENT PORTFOLIO

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	February 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	February 19, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	February 19, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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